UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

Mudrick Capital Acquisition Corporation II

(Exact name of registrant as specified in its charter)

Delaware	001-39771	85-2320197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

527 Madison Avenue, 6th Floor

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 747-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	MUDSU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MUDS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MUDSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2022, Mudrick Capital Acquisition Corporation II (“MUDS”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among MUDS, Titan Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of MUDS (“First Merger Sub”), Titan Merger Sub II, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of MUDS (“Second Merger Sub”), and BC Cyan Investment Holdings Inc., a Delaware corporation (the “Company”).

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination”), pursuant to which (i) First Merger Sub will merge with and into the Company, with the Company being the surviving corporation (the “Surviving Corporation”) in the merger (the “First Merger”) and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into Second Merger Sub, with Second Merger Sub being the surviving entity in the merger (the “Second Merger” and, together with the First Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”).

The proposed Business Combination is expected to be consummated after receipt of the required approval from the stockholders of MUDS and the satisfaction of certain other conditions summarized below. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

Merger Agreement

Merger Consideration

The aggregate consideration to be paid to stockholders of the Company in the First Merger (other than holders of the Company’s Series B preferred stock (the “Company Series B Preferred Stock”) will consist of a number of shares of MUDS common stock equal to the quotient of (a) $341,625,000, plus the aggregate exercise price of all “in-the-money” vested Company options (the “Adjusted Transaction Value”), divided by (ii) $10.15 (as adjusted, if applicable), payable as described below (the “Closing Merger Consideration”).

At the effective time of the First Merger:

•

each issued and outstanding share of Company common stock (other than treasury shares) will be cancelled and automatically deemed to represent the right to receive a number of shares of MUDS common stock equal to the “Exchange Ratio” (defined as the quotient, rounded to the nearest thousandth, of (i) the quotient of (a) the Adjusted Transaction Value, divided by (b) the sum of (I) the number of issued and outstanding shares of Company common stock, plus (II) the aggregate number of shares of Company common stock underlying the “in-the-money” vested Company options, plus (III) the aggregate number of shares of Company common stock into which all shares of Company series A preferred stock (the “Company Series A Preferred Stock”) are convertible, in each case, as of immediately prior to the First Merger), divided by (ii) $10.15 (as adjusted, if applicable);

•

each issued and outstanding share of Company Series A Preferred Stock (other than treasury shares) will be cancelled and automatically deemed to represent the right to receive a number of shares of MUDS common stock equal to the product of (i) the Exchange Ratio, multiplied by (ii) the number of shares of Company common stock into which such share is convertible under the Company’s organizational documents;

•

each issued and outstanding share of Company Series B Preferred Stock (other than treasury shares) will be cancelled and automatically deemed to represent the right to receive a number of shares of MUDS common stock equal to the quotient of (i) the Pre-Closing Series B Share Consideration (as defined below), divided by (ii) the number of shares of Company Series B Preferred Stock outstanding immediately prior to the First Merger. The “Pre-Closing Series B Share Consideration” equals the quotient of (a) the purchase price of the Company Series B Preferred Stock (together with all accrued and unpaid dividends on such amount from the date of issuance thereof until as of immediately prior to the First Merger), divided by (b) $10.15 (as adjusted, if applicable);

•

each issued and outstanding share of convertible preferred stock of the Company will be cancelled and automatically deemed to represent the right to receive one share of convertible preferred stock of MUDS; and

•

each issued and outstanding Company option (whether vested or unvested) will convert into an option to purchase a number of shares of MUDS common stock, with such number equal to the product of (i) the numbers of shares of Company common stock subject to such Company option, multiplied by (ii) the Exchange Ratio, at an exercise price per share equal to (x) the exercise price per share of Company common stock previously applicable to such Company option, divided by (y) the Exchange Ratio.

Representations and Warranties

The Merger Agreement contains representations and warranties of the parties thereto with respect to, among other things, (i) entity organization, formation, corporate power and authority, (ii) subsidiaries (iii) authorization to enter into the Merger Agreement, (iv) capital structure, (v) consents and approvals, (vi) financial statements, (vii) liabilities, (viii) real estate, (ix) litigation, (x) material contracts, (xi) taxes, (xii) absence of certain changes, (xiii) environmental matters, (xiv) employee matters, (xvii) licenses and permits, (xviii) compliance with laws, (xix) regulatory matters, (xx) intellectual property, (xxi) insurance, (xxii) affiliate transactions and (xxiii) anti-corruption. The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the Closing.

Covenants

The Merger Agreement contains customary covenants of the parties, including, among others, covenants providing for (i) the operation of the parties’ respective businesses prior to consummation of the Transactions, (ii) MUDS and the Company’s efforts to satisfy conditions to consummation of the Transactions, (iii) MUDS and the Company to cease discussions for alternative transactions except that the Company may continue its discussions with a specified potential third-party acquirer who has previously expressed an interest in acquiring the Company (the “Specified Third Party”), (iv) MUDS to prepare and file a proxy statement for the purpose of soliciting proxies from MUDS’ stockholders to vote in favor of certain matters (the “Buyer Stockholder Matters”), including the adoption of the Merger Agreement, approval of the Transactions, amendment and restatement of MUDS’ certificate of incorporation and certain other matters at a special meeting called therefor (the “Special Meeting”), (v) the protection of, and access to, confidential information of the parties, (vi) the treatment of certain Company affiliate agreements and (vii) the parties’ efforts to obtain necessary approvals from governmental agencies. Covenants of the parties contained in the Merger Agreement requiring performance prior to Closing will terminate and be of no further force and effect as of the Closing.

Conditions to Closing

The consummation of the Transactions is subject to customary closing conditions for special purpose acquisition companies, including, among others: (i) approval by MUDS’ stockholders, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) no order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions being in force, (iv) MUDS having at least $5,000,001 of net tangible assets as of the closing of the Transactions and (v) customary bring-down conditions. Additionally, the obligations of the Company to consummate the Transactions are conditioned upon, among others, the amount of Available Closing Buyer Cash (as defined in the Merger Agreement) being no less than $195,500,000, and the proceeds of the initial PIPE financing amount having been delivered in full as of the closing.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing of the Transactions, as follows:

(i)	by mutual written consent of MUDS and the Company;

(ii)

by either MUDS or the Company if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently enjoining or prohibiting the merger, which order, decree, judgment, ruling or other action is final and nonappealable;

(iii)

by either MUDS or the Company if the other party has breached any of its covenants, agreements, representations or warranties which would result in the failure of certain conditions to be satisfied at the closing and has not cured its breach within twenty business days of the notice of an intent to terminate, provided that the terminating party’s failure to fulfill any of its obligations under the Merger Agreement is not the primary cause of the failure of the closing to occur;

(iv)

by either MUDS or the Company if the transactions are not consummated on or before September 10, 2022 (the “Termination Date”), provided that the Termination Date with respect to MUDS’ right to terminate will be automatically extended if any bona fide action for specific performance or other equitable relief by the Company with respect to the Merger Agreement, the other transaction agreements specified in the Merger Agreement or otherwise regarding the Transactions is commenced or pending on or prior to the Termination Date, provided that the terminating party’s failure to fulfill any of its obligations under the Merger Agreement is not the primary cause of the failure of the closing to occur by such date; provided, further, that such Termination Date shall be automatically extended for three (3) months in the event that MUDS stockholders approve an extension of the period for MUDS to consummate a business combination under its organizational documents prior to such date;

(v)

by either MUDS or the Company if, at the Special Meeting, the Transactions and certain of the Buyer Stockholder Matters shall fail to be approved by holders of MUDS’ outstanding shares, provided that MUDS’ right to terminate for failure to obtain such approval shall not be available if, at the time of such termination, MUDS is in breach of certain of its obligations under the Merger Agreement, including with respect to the preparation, filing and mailing of the proxy statement and convening the Special Meeting;

(vi)	by MUDS if there has been a Material Adverse Effect on the Company; or

(vii)

by the Company, in order for the Company to enter into, immediately following such termination, a binding and definitive agreement with the Specified Third Party; provided, that the Company has materially complied with certain of its covenants under the Merger Agreement and (a) pays MUDS a termination fee in cash in an amount equal to MUDS’s expenses (up to $10 million), payable upon the earlier of (i) the consummation of a business combination involving the Company and the Specified Third Party or (ii) the termination of the applicable definitive transaction agreement with the Specified Third Party (b) pays an affiliate of Mudrick Capital Acquisition Holdings II LLC (the “Sponsor”), the Subscriber under the Subscription and Backstop Agreement, the Subscriber Termination Adjustment (described below) and (c) upon (and subject to) the consummation of the closing of the transactions contemplated by the applicable definitive transaction agreement with the Specified Third Party, the Company shall consummate the “Mandatory Preferred Call” in respect of the Company Convertible Preferred Stock.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement and any related agreements. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K (this “Current Report”) to provide investors with information regarding its terms. It is not intended to provide any other factual information about MUDS, the Company or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in MUDS’ public disclosures.

A copy of the Merger Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Related Agreements

Company Convertible Preferred Stock Purchase Agreement

In connection and concurrently with the execution of the Merger Agreement, certain investment funds affiliated with the Sponsor entered into a subscription agreement with the Company (the “Company Convertible Stock Purchase Agreement”), pursuant to which, concurrently with the execution of the Merger Agreement, the Company agreed to issue and sell to affiliates of the Sponsor, and such affiliates agreed to subscribe for and purchase from the Company, 50,000 shares of convertible preferred stock of the Company (the “Convertible Preferred Stock”) with an initial liquidation preference of $1,000 per share and an aggregate initial liquidation preference of $50,000,000. The closing of such purchase and sale of the Convertible Preferred Stock shall take place on the second business day following the date of the Company Convertible Stock Purchase Agreement (or such other time upon which the Company and the investors agree).

Prior to the closing of the purchase and sale of the Convertible Preferred Stock, pursuant to authority granted to the Company’s board of directors under the Company’s certificate of incorporation, the Company’s board of directors will cause to be filed with the Delaware Secretary of State a certificate of designation of Series C Convertible Preferred Stock (the “Certificate of Designation”). The Certificate of Designation will establish and fix the number of shares of Convertible Preferred Stock and the designations, rights, preferences, powers, restrictions and limitations of the shares of such series. The Certificate of Designation will provide, among other things, that holders of the Convertible Preferred Stock will be entitled to certain conversion and redemption rights with respect to the Convertible Preferred Stock including mandatory redemption rights upon the occurrence of certain events, the exercise of which will require the Company to redeem the Convertible Preferred Stock at the stated redemption value.

Subscription and Backstop Agreement

In connection with the execution of the Merger Agreement, on June 10, 2022, MUDS entered into a subscription and backstop agreement (the “Subscription and Backstop Agreement”) with funds affiliated with the Sponsor (collectively, the “Subscriber”), pursuant to which the Subscriber agreed to purchase an aggregate of $40 million of MUDS common stock for a purchase price of $10.15 per share in the PIPE financing in connection with the consummation of the Business Combination (the “Sponsor PIPE”).

Further, pursuant to the Subscription and Backstop Agreement, the Subscriber has agreed to purchase up to an aggregate of $68 million of MUDS common stock at a purchase price of $10.15 per share in connection with the consummation of the Business Combination, to the extent necessary to fund any shortfall in the Available Closing Buyer Cash, without taking into consideration any amount funded from the backstop (the “Backstop Investment”). The Subscriber will be able to fund all or a portion of the Backstop Investment by tendering a portion of the term loans of Blue Nile, Inc., a Delaware corporation (“Blue Nile”), held by its affiliates as satisfaction of all or a portion of the Backstop Investment. In the event the Company terminates the Merger Agreement in order to enter into a definitive agreement in respect of a change of control transaction with the Specified Third Party, the Subscription and Backstop Agreement provides for a “Subscriber Termination Adjustment” in the amount of $13,575,000, payable to the Subscriber, at the Company’s option, in cash or shares of the Company’s convertible preferred stock, upon the earlier of (i) the consummation of the closing of the transactions contemplated by the applicable definitive agreement with the Specified Third Party or (ii) the termination of the applicable definitive transaction agreement with the Specified Third Party (the “Subscriber Termination Adjustment”).

A copy of the Subscription and Backstop Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference, and the foregoing description of the Subscription and Backstop Agreement is qualified in its entirety by reference thereto.

Holdings Subscription Agreement

In connection with the execution of the Merger Agreement, on June 10, 2022, MUDS entered into a subscription agreement (the “Holdings Subscription Agreement”) with BC Cyan Holdings LP, a Delaware limited partnership (“BC Holdings”), pursuant to which BC Holdings agreed to acquire an equivalent amount of MUDS common stock (the “Holdings PIPE”) in exchange for an amount equal to (i) the previous contribution by BC Holdings of $40 million to acquire the Company’s Series B Preferred Stock, plus (ii) all accrued and unpaid dividends thereon payable through the closing. Pursuant to the Holdings Subscription Agreement and the Merger Agreement, MUDS will issue to BC Holdings shares of MUDS common stock in exchange for the cancellation of the Company Series B Preferred Shares, at the per share price of $10.15, upon the effective time of the First Merger.

A copy of the Holdings Subscription Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference, and the foregoing description of the Holdings Subscription Agreement is qualified in its entirety by reference thereto.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, on June 10, 2022, MUDS and the Sponsor entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed (i) to vote all of its shares of MUDS common stock (a) in favor of (x) adoption of the Merger Agreement and (y) approval of the Transactions and the other MUDS stockholder proposals and (b) against any proposal that would materially impede the Transactions, (ii) to waive anti-dilution rights that would result in MUDS’ Class B common stock converting on anything other than a 1-to-1 basis and (iii) not to transfer any of its MUDS founder shares or private placement warrants between the signing of the Merger Agreement and the closing of the Transactions, except in order to incentivize MUDS stockholders not to redeem their shares of MUDS common stock.

A copy of the Sponsor Support Agreement is attached as Exhibit 10.3 hereto and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Investor Rights Agreement

At the consummation of the Transactions, MUDS, the Company, the Sponsor, Jefferies, LLC (“Jefferies”) and certain other parties listed therein will enter into an investor rights agreement, which will provide for, among other things, certain director nomination rights with respect to the post-closing board of directors of the combined company, including that certain current owners of the Company and the Sponsor will each be entitled to nominate a number of directors depending upon its then-current ownership in MUDS, as well as certain customary registration rights. In addition, certain affiliates of the Sponsor and BC Holdings will agree not to transfer any of their shares of MUDS common stock (including those shares issuable upon conversion of preferred stock or the exercise of warrants), MUDS convertible preferred stock or, in the case of the affiliates of the Sponsor, MUDS warrants for a period of six months following the closing, in each case subject to certain exceptions.

A copy of the Investor Rights Agreement is attached as an exhibit attached to the Merger Agreement attached as Exhibit 2.1 hereto and is incorporated herein by reference, and the foregoing description of the Investor Rights Agreement is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The MUDS common stock to be issued in connection with the Transactions (including the Subscription and Backstop Agreement and the Holdings Subscription Agreement) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Important Information and Where to Find It

In connection with the proposed transaction, MUDS intends to file with the SEC and mail a definitive proxy statement relating to the proposed transaction to its shareholders. This communication does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. MUDS shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed transaction, as these materials will contain important information about MUDS, Blue Nile and the proposed transaction. When available, the definitive proxy statement and other relevant materials for the proposed transaction will be mailed to shareholders of MUDS as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Mudrick Capital Acquisition Corporation II; 527 Madison Avenue, 6th Floor, New York, NY 10022.

Participants in the Solicitation

MUDS and its directors and executive officers may be deemed participants in the solicitation of proxies from MUDS’s shareholders with respect to the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in MUDS is contained in MUDS’s Annual Report on Form 10-K, which was filed with the SEC on March 29, 2022, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Mudrick Capital Acquisition Corporation II; 527 Madison Avenue, 6th Floor, New York, NY 10022. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of MUDS in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

No Solicitation or Offer

This communication shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication may contain forward-looking statements. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance and financial position of the Company. Future results are not possible to predict. Opinions and estimates offered in this communication constitute the Company’s judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. This communication contains forward-looking statements, including without limitation, forward-looking statements that represent opinions, expectations, beliefs, intentions, estimates or strategies regarding the future of the Company and its affiliates, which may not be realized. Forward-looking statements can be identified by the words, including, without limitation, “believe,” “anticipate,” “continue,” “estimate,” “may,” “project,” “expect,” “plan,” “potential,” “target,” “intend,” “seek,” “will,” “would,” “could,” “should,” “forecast,” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events, trends or prospects but the absence of these words does not necessarily mean that a statement is not forward-looking. Any statements that refer to expectations, projections, indications of, and guidance or outlook on, future earnings, dividends or financial position or performance or other characterizations of future events or circumstances are also forward-looking statements.

All forward-looking statements are based on estimates and assumptions that are inherently uncertain and that could cause actual results to differ materially from expected results. Many of these factors are beyond the Company’s ability to control or predict. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any definitive agreements with respect to the proposed transaction; (2) the outcome of any legal proceedings that may be instituted against MUDS, the combined company or others following the announcement of the proposed transaction and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction due to the failure to obtain approval of the shareholders of MUDS or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (5) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (6) the risk that the proposed transaction disrupts current plans and operations of the Company as a result of the announcement and consummation of the proposed transaction; (7) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed transaction; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in MUDS’s Annual Report on Form 10-K filed on March 29, 2022. There may be additional risks that neither MUDS nor the Company presently know or that MUDS and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this communication, and such information may be inaccurate or incomplete. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, our management team or businesses associated with them is presented for informational purposes only. Past performance by the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of the Company’s management team or businesses associated with them as indicative of the Company’s future performance of an investment or the returns the Company will, or is likely to, generate going forward.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of June 10, 2022, by and among Mudrick Capital Acquisition Corporation II, Titan Merger Sub I, Inc., Titan Merger Sub II, LLC, and BC Cyan Investment Holdings Inc.

10.1	Subscription and Backstop Agreement, dated as of June 10, 2022, by and between Mudrick Capital Acquisition Corporation II and Mudrick Capital Acquisition Holdings II LLC.

10.2	Holdings Subscription Agreement, dated as of June 10, 2022, by and between Mudrick Capital Acquisition Corporation II and BC Cyan Holdings LP.

10.3	Sponsor Support Agreement, dated as of June 10, 2022, by and between Mudrick Capital Acquisition Corporation II and Mudrick Capital Acquisition Holdings II LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Mudrick Capital Acquisition Corporation II agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mudrick Capital Acquisition Corporation II
Dated: June 13, 2022
	By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title:	Chief Executive Officer

Exhibit 2.1

EXECUTION VERSION

CONFIDENTIAL

AGREEMENT AND PLAN OF MERGER

by and among

MUDRICK CAPITAL ACQUISITION CORPORATION II,

TITAN MERGER SUB I, INC.,

TITAN MERGER SUB II, LLC

and

BC CYAN INVESTMENT HOLDINGS INC.

dated as of

June 10, 2022

EXHIBITS

Exhibit A	–	Form of Buyer Charter
Exhibit B	–	Form of Buyer Bylaws
Exhibit C	–	Form of Investor Rights Agreement
Exhibit D	–	Sponsor Support Agreement
Exhibit E	–	Form of First Merger Certificate
Exhibit F	–	Form of Second Merger Certificate

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of June 10, 2022, by and among Mudrick Capital Acquisition Corporation II, a Delaware corporation (“Buyer”), Titan Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of Buyer (“First Merger Sub”), Titan Merger Sub II, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Buyer (“Second Merger Sub”), and BC Cyan Investment Holdings Inc., a Delaware corporation (the “Company”). Buyer, First Merger Sub, Second Merger Sub and the Company are collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used and not otherwise defined herein have the meanings set forth in Section 1.01.

RECITALS

WHEREAS, Buyer is a blank check company incorporated in Delaware and formed to acquire one or more operating businesses through a Business Combination;

WHEREAS, on the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and the Limited Liability Company Act of the State of Delaware (“DLLCA”) and other applicable Laws, the Parties intend to enter into a business combination transaction by which: (i) First Merger Sub will merge with and into the Company (the “ First Merger”), with the Company being the surviving corporation of the First Merger (the Company, in its capacity as the surviving corporation of the First Merger, is sometimes referred to as the “Surviving Corporation”); and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with Second Merger Sub being the surviving entity of the Second Merger (Second Merger Sub, in its capacity as the surviving entity of the Second Merger, is sometimes referred to as the “Surviving Entity”);

WHEREAS, for U.S. federal income Tax purposes (and for purposes of any applicable state or local income Tax that follows the U.S. federal income Tax treatment), each of the Parties intends that (i) the First Merger and the Second Merger, taken together, will constitute an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations thereunder and (ii) this Agreement will be, and hereby is, adopted as a “plan of reorganization” for the purposes of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the board of directors of the Company has unanimously (i) determined that it is in the best interests of the Company and the stockholders of the Company, and declared it advisable, to enter into this Agreement providing for the Mergers in accordance with the DGCL and DLLCA, as applicable, (ii) approved this Agreement and the Transactions, including the Mergers in accordance with the DGCL and DLLCA, as applicable, on the terms and subject to the conditions of this Agreement and (iii) adopted a resolution recommending the plan of merger set forth in this Agreement be adopted by the stockholders of the Company;

WHEREAS, promptly following the execution and delivery of this Agreement, and in any event within 24 hours thereof, BC Cyan Holdings LP (“Holdings”), in its capacity as the sole holder of Company Voting Common Stock, will approve and adopt this Agreement, the First Merger and the other Transactions in accordance with Section 251 of the DGCL (the “Company Stockholder Approval”);

WHEREAS, the board of directors of Buyer has unanimously (i) determined that it is in the best interests of Buyer and the stockholders of Buyer, and declared it advisable, to enter into this Agreement providing for the Mergers in accordance with the DGCL and DLLCA, as applicable, (ii) approved this Agreement and the Transactions, including the Mergers in accordance with the DGCL and DLLCA, as applicable, on the terms and subject to the conditions of this Agreement and (iii) adopted a resolution recommending the plan of merger set forth in this Agreement be adopted by the stockholders of Buyer (the “Buyer Board Recommendation”);

WHEREAS, prior to the First Effective Time and the closing of the PIPE Investment, Buyer shall

(i) subject to obtaining the approval of the Buyer Stockholder Matters, amend and restate the Existing Buyer Certificate of Incorporation to be substantially in the form of Exhibit A attached hereto (the “Buyer Charter”) and (ii) amend and restate the bylaws of Buyer to be substantially in the form of Exhibit B attached hereto (the “Buyer Bylaws”);

WHEREAS, at the Closing, Sponsor, Buyer, the Company, Holdings, certain Holders and certain other parties will execute and deliver an Investor Rights Agreement, substantially in the form attached as Exhibit C hereto, with such modifications as the Buyer and the Company shall mutually agree (as amended, restated, modified, supplemented or waived from time to time, the “Investor Rights Agreement”);

WHEREAS, on or prior to the date hereof, Buyer has obtained commitments in the aggregate amount of $80,000,000 (the “ Initial PIPE Financing Amount”) from certain investors (including an Affiliate (or Affiliates) of each of the Sponsor and Holdings, as described below) for a private placement of shares of Buyer Common Stock at the Per Share Price (the “Initial PIPE Investment”) pursuant to the terms of subscription agreements (as amended, restated, modified or supplemented from time to time, each, a “PIPE Subscription Agreement”), a portion of which has previously been funded to the Company or its designee, with such private placements to be consummated prior to the consummation of the Transactions;

WHEREAS, on or prior to the date of this Agreement, Holdings has entered into a PIPE Subscription Agreement (the “Holdings Subscription Agreement”) with Buyer, pursuant to which, among other things, (a) Holdings has agreed to subscribe for and purchase on the Closing Date immediately following the Closing, and Buyer has agreed to issue and sell to Holdings on the Closing Date immediately following the Closing, the number of shares of Buyer Common Stock provided for in the Holdings Subscription Agreement in exchange for the purchase price set forth therein (the aggregate purchase price under the Holdings Subscription Agreement, the “Holdings PIPE Financing Amount”, and the equity financing under the Holdings Subscription Agreement hereinafter referred to as, the “Holdings PIPE Financing”), and (b) the Pre-Closing Series B Purchase Price Amount previously funded or contributed by Holdings shall be treated as the satisfaction of all of the Holdings PIPE Financing Amount, in each case, on the terms and subject to the conditions set forth in this Agreement and the Holdings Subscription Agreement;

WHEREAS, concurrently with execution and delivery of this Agreement, (a) as part of the PIPE Investment, an Affiliate (or Affiliates) of the Sponsor has delivered a Subscription and Backstop Agreement (the “Sponsor Subscription and Backstop Agreement”) to Buyer, pursuant to which such Person(s) has agreed (i) to subscribe for and purchase (as part of the PIPE Investment) shares of Buyer Common Stock at Closing for the purchase price set forth therein (the aggregate purchase price paid under the Sponsor Subscription and Backstop Agreement in connection with the PIPE Investment, the “Sponsor PIPE Amount”); provided, that the Sponsor may treat the Mudrick Capital Incremental Term Loan Amount as satisfaction of a portion of the Sponsor PIPE Amount, on the terms and conditions set forth in this

Agreement and the Sponsor Subscription and Backstop Agreement; and (ii) to subscribe for and purchase up to $68,000,000 of shares of Buyer Common Stock at Closing for the purchase price set forth therein to the extent necessary to backstop any shortfall in the Available Closing Buyer Cash required to satisfy the condition to closing set forth in Section 10.03(g) (the “Sponsor Backstop Investment” and, the aggregate amount of the backstop commitment under the Sponsor Subscription and Backstop Agreement, the “Sponsor Backstop Amount”), and (b) the Sponsor and Buyer have executed and delivered that certain Sponsor Support Agreement, a copy of which is attached as Exhibit D hereto (as amended, restated, modified or supplemented from time to time, the “Sponsor Support Agreement”), pursuant to which, among other things, (i) the Sponsor has agreed to be present at the Special Meeting (including any adjournment or postponement thereof) for purposes of constituting a quorum, voting in favor of each of the Buyer Stockholder Matters and voting against any proposal that would impede the consummation of the Transaction, (ii) the Sponsor has agreed not to seek redemption of any of its Buyer Common Stock, and (iii) the Sponsor has agreed to waive any anti-dilution protections applicable to the Buyer Class B Common Stock issued and outstanding; and

WHEREAS, concurrently with execution and delivery of this Agreement, the Sponsor, or one or more of its Affiliates, has executed and delivered a Preferred Share Subscription Agreement, dated as of the date hereof between Sponsor and the Company (the “Preferred Share Subscription Agreement”) pursuant to which, the Company issued and sold to the Sponsor or one or more of its Affiliates, the number of shares of convertible preferred stock, par value $0.00001 per share, of the Company (the “ Company Convertible Preferred Shares”) provided for in the Preferred Share Subscription Agreement in exchange for the purchase price set forth therein (the aggregate purchase price payable under the Preferred Subscription Agreement, the “Sponsor Preferred Financing Amount”, and the equity financing under the Preferred Share Subscription Agreement, the “Sponsor Preferred Financing”), on the terms and subject to the conditions set forth in this Agreement and the Preferred Share Subscription Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.01. Definitions. For purposes of this Agreement, the following capitalized terms have the following meanings:

“A&R LOI” has the meaning specified in Section 12.09.

“ABL Credit Agreement” has the meaning specified in the definition of “Credit Facility.”

“ Accredited Investor” means an “accredited investor” as defined and determined pursuant to Rule 501(a) of the Securities Act.

“Acquisition Transaction” has the meaning specified in Section 9.03(a).

“Action” means any claim, action, suit, assessment, arbitration or legal, judicial or administrative proceeding (whether at law or in equity) or arbitration.

“Acquired Companies” means the Company and each of its Subsidiaries.

“Acquired Company Representative” has the meaning specified in Section 5.22.

“Additional PIPE Financing Amount” has the meaning specified in Section 9.06.

“Additional PIPE Investment” has the meaning specified in Section 9.06.

“Additional PIPE Investor” has the meaning specified in Section 9.06.

“Additional PIPE Subscription Agreement” has the meaning specified in Section 9.06.

“ Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise. The term “control” means the ownership of a majority of the voting securities of the applicable Person or the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the applicable Person, whether through ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto; provided, that, other than with respect to references to Affiliates of the Sponsor in the Recitals hereto, in no event shall the Buyer Parties or the Sponsor be considered an Affiliate of any portfolio company or any investment fund affiliated with or managed by Mudrick Capital Management, L.P. nor shall any portfolio company or any investment fund affiliated with or managed by Mudrick Capital Management, L.P. be considered an Affiliate of Buyer or the Sponsor; provided, further, that, in no event shall the Company or any of the Company’s Subsidiaries be considered an Affiliate of any portfolio company (other than the Acquired Companies) of any investment fund affiliated with any direct or indirect equityholder of Holdings nor shall any portfolio company (other than the Acquired Companies) of any investment fund affiliated with any equityholder of Holdings be considered to be an Affiliate of the Company or any of the Company’s Subsidiaries.

“Agreement” has the meaning specified in the preamble hereto.

“Audited Financial Statements” has the meaning specified in Section 5.05(a).

“ Available Closing Buyer Cash” means an amount equal to (i) the aggregate cash proceeds from the Trust Account (after reduction for the aggregate amount required to be paid in connection with the Buyer Stockholder Redemption), plus (ii) the sum of (A) the aggregate amount of cash that has been funded to Buyer or its designee pursuant to the PIPE Subscription Agreements (including the Sponsor Subscription and Backstop Agreement, the Holdings Subscription Agreement and any Additional PIPE Investment) as of immediately prior to the Closing and (B) any Loan Tender Amount, plus (iii) the Sponsor Preferred Financing Amount, plus (iv) the Pre-Closing Series B Purchase Price Amount (without duplication of amounts contained in clause (ii)), plus (v) the Mudrick Capital Incremental Term Loan Amount (without duplication of amounts contained in clause (ii)), plus (vi) the amount set forth on Schedule 1.01(a) of the Schedules delivered by Buyer concurrently with the execution and delivery of this Agreement, if any (the “Reduction Amount”).

“Blue Nile” means Blue Nile, Inc., a Delaware corporation and wholly owned, indirect Subsidiary of the Company.

“Business Combination” has the meaning ascribed to such term in the Existing Buyer Certificate of Incorporation.

“Business Combination Proposal” has the meaning specified in Section 9.03(d).

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Law to close.

“Buyer” has the meaning specified in the Preamble hereto.

“Buyer Board Recommendation” has the meaning specified in the Recitals hereto.

“Buyer Bylaws” has the meaning specified in the Recitals hereto.

“Buyer Charter” has the meaning specified in the Recitals hereto.

“Buyer Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of Buyer. When used herein, any reference to Buyer Class A Common Stock shall only be with respect to periods prior to the Closing and the effective amendment and restatement of the Existing Buyer Certificate of Incorporation in the form of the Buyer Charter, and shall be a reference to Buyer Class A Common Stock having the rights, powers and preferences set forth in the Existing Buyer Certificate of Incorporation.

“Buyer Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of Buyer. When used herein, any reference to Buyer Class B Common Stock shall only be with respect to periods prior to the Closing and the effective amendment and restatement of the Existing Buyer Certificate of Incorporation in the form of the Buyer Charter, and shall be a reference to Buyer Class B Common Stock having the rights, powers and preferences set forth in the Existing Buyer Certificate of Incorporation.

“Buyer Closing Statement” has the meaning specified in Section 4.03.

“Buyer Common Stock” means, when used herein, (a) with respect to periods prior to the Closing and the effective amendment and restatement of the Existing Buyer Certificate of Incorporation in the form of the Buyer Charter, a reference to Buyer Class A Common Stock and/or Buyer Class B Common Stock having the rights, powers and preferences set forth in the Existing Buyer Certificate of Incorporation, and (b) with respect to periods from and after the Closing and the effectiveness of the Buyer Charter, a reference to common stock, par value $0.0001 per share, of Buyer, having the rights, powers and preferences set forth in the Buyer Charter.

“Buyer Cure Period” has the meaning specified in Section 11.01(d).

“Buyer Organizational Documents” means the Existing Buyer Certificate of Incorporation and Buyer’s bylaws, as amended and in effect on the date hereof.

“Buyer Parties” means Buyer, First Merger Sub and Second Merger Sub.

“Buyer Party Representations” means the representations and warranties of Buyer, First Merger Sub and Second Merger Sub expressly and specifically set forth in ARTICLE VI of this Agreement, as qualified by the Schedules. For the avoidance of doubt, the Buyer Party Representations are solely made by Buyer, First Merger Sub and Second Merger Sub.

“Buyer Stockholder Matters” has the meaning specified in Section 9.02(a)(i).

“Buyer Stockholder Redemption” has the meaning specified in Section 9.02(a)(i).

“Buyer Stockholders” means the holders of shares of Buyer Common Stock.

“Buyer Transaction Expenses” means all accrued fees, costs and expenses of Buyer incurred prior to and through the earlier of (a) the Closing Date, and (b) the termination of this Agreement in accordance with Section 11.01, including in connection with the negotiation, preparation and execution of this Agreement, the other Transaction Agreements, the performance and compliance with all Transaction Agreements and conditions contained herein to be performed or complied with at or before Closing, and the consummation of the Transactions, including the fees, costs, expenses and disbursements of counsel, accountants, advisors and consultants of Buyer, whether paid or unpaid prior to the Closing.

“Buyer Warrant” means a warrant entitling the holder to purchase one share of Buyer Common Stock per warrant.

“CARES Act” has the meaning specified in Section 5.08(n).

“Closing” has the meaning specified in Section 4.01.

“Closing Date” has the meaning specified in Section 4.01.

“Closing Form 8-K” has the meaning specified in Section 9.05(c).

“Closing Merger Consideration” means the aggregate number of shares of Buyer Common Stock to be issued to the Holders (other than holders of Company Series B Preferred Stock) in connection with the First Merger pursuant to Section 3.02.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning specified in the Preamble hereto.

“Company Closing Statement” has the meaning specified in Section 4.04.

“Company Common Stock” means, as applicable, the Company Voting Common Stock and/or the Company Non-Voting Common Stock.

“Company Cure Period” has the meaning specified in Section 11.01(c).

“Company Employee” means any current or former employee, officer, director or independent contractor of any of the Acquired Companies.

“Company Intellectual Property” has the meaning specified in Section 5.10(a).

“Company Non-Voting Common Stock” means the non-voting common stock, par value $0.00001 per share, of the Company.

“ Company Option” means any issued and outstanding option to purchase or otherwise acquire shares of Company Common Stock (whether or not vested) held by any Person.

“ Company Plan” means each plan, program, policy, agreement, collective bargaining agreement, or other arrangement providing for compensation, severance, nonqualified deferred compensation, performance awards, stock or stock-based awards, health, dental, retirement, life, death, accidental death and dismemberment, or disability insurance, fringe or wellness benefits or other employee benefits or remuneration of any kind, including each employment, termination, retention, change in control or individual consulting or individual independent contractor plan, program arrangement, or agreement, in each case, whether funded or unfunded, insured or self-insured, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, which is sponsored, maintained, contributed to, or required to be contributed to, by the Company or any of its respective Subsidiaries for the benefit of any current or former employee, independent contractor, consultant or director or manager of the Company or any of its respective Subsidiaries.

“Company Convertible Preferred Shares” has the meaning specified in the Recitals hereto.

“Company Preferred Stock” means, as applicable, the Company Series A Preferred Stock and/or the Company Series B Preferred Stock.

“Company Products” has the meaning specified in Section 5.10(b).

“Company Related Parties” has the meaning specified in Section 11.02.

“Company Representations” means the representations and warranties of the Company expressly and specifically set forth in ARTICLE V of this Agreement, as qualified by the Schedules. For the avoidance of doubt, the Company Representations are solely made by the Company.

“Company Series A Preferred Stock” means the Series A Preferred Stock, par value $0.00001 per share, of the Company.

“Company Series B Preferred Stock” means the Series B Preferred Stock, par value $0.00001 per share, of the Company.

“ Company Stock” means the Company Common Stock and Company Preferred Stock, taken together.

“Company Stockholder Approval” has the meaning specified in the Recitals hereto.

“Company Total Shares ” means a number of shares of Company Common Stock equal to the sum of (a) the number of issued and outstanding shares of Company Common Stock, (b) the number of shares of Company Common Stock underlying all of the Vested Company Options and (c) the number of shares of Company Common Stock into which all outstanding shares of Company Series A Preferred Stock would be convertible, in each case, as of immediately prior to the First Effective Time; provided, that if the Company Total Shares as so calculated in accordance with this definition (together with the Per Share Transaction Value in accordance with the definition thereof) would result in the product of (x) the Exchange Ratio, multiplied by (y) the Per Share Price, being less than or equal to the exercise price of any of the Vested Company Options issued and outstanding as of immediately prior to the First Effective Time, then the calculations described in this definition and in the definition of “Per Share Transaction Value” shall be recalculated by (i) excluding any shares of Company Common Stock underlying each of the Vested Company Options with the highest exercise price per share from the calculation of Company Total Shares and (ii) excluding the exercise price of each such Vested Company Option from the calculation of the aggregate exercise price described in clause (a)(ii) of the definition of “Per Share Transaction Value”, in each case, on an iterative basis until the resulting calculations of each of Company Total Shares and Per Share Transaction Value cause the product of (I) the Exchange Ratio and (II) the Per Share Price to be in excess of the exercise price of each of the Vested Company Options included in such calculations, and the number of Company Total Shares so calculated shall be the “Company Total Shares” for the purposes of this Agreement, and the aggregate Vested Company Options that are excluded from the calculation of Company Total Shares pursuant to the operation of this proviso shall be the “Out-of-the-Money Vested Company Options”; provided, further, that, for the avoidance of doubt, the adjusted calculations described in the foregoing proviso would be effected in a manner such that the spread value underlying each such Vested Company Option shall remain the same immediately prior to and immediately following the First Effective Time.

“Company Trade Secrets” has the meaning specified in Section 5.10(e).

“Company Transaction Expenses” means all accrued fees, costs and expenses of Holdings and the Acquired Companies incurred prior to and through the Closing Date in connection with the negotiation, preparation and execution of this Agreement, the other Transaction Agreements, the performance and compliance with all Transaction Agreements and conditions contained herein to be performed or complied with at or before Closing, and the consummation of the Transactions, whether paid or unpaid prior to the Closing, including the fees, costs, expenses and disbursements of counsel, accountants, advisors, consultants and any other service providers of Holdings and the Acquired Companies.

“Company Vendor Policies” means, collectively, Blue Nile’s Anti-Money Laundering Compliance Policy; Kimberley Process Policy; Conflict Diamonds Policy; Marange Diamonds Policy; Artificial, Synthetic, and Enhanced Diamonds Policy; Dodd-Frank Act Conflict Minerals Policy; Burmese Gemstones Policy; Guarantee Authenticity of Stone Policy; Continuous Improvement and Transparency Policy; No Dirty Gold Policy; Gift Policy; Health and Safety of Employees Policy; Xnet License Policy; NAFTA Policy; and other policies with respect to compliance with trade control Laws, in each case as in effect from time to time.

“Company Vendor Standards Manual” means Blue Nile’s Vendor Standards Manual and Operating Procedures, dated as of February 2016.

“Company Voting Common Stock” means the common stock, par value $0.00001 per share, of the Company (but not including, for the avoidance of doubt, the Company Non-Voting Common Stock).

“Confidentiality Agreement” has the meaning specified in Section 12.09.

“Contracts” means any legally binding contracts, agreements, subcontracts, leases and all amendments, modifications and supplements thereto.

“Converted Stock Option” has the meaning specified in Section 3.02(e).

“Convertible Preferred Certificate of Designation” means the certificate of designation in respect of Company Convertible Preferred Share, as filed with the Secretary of State of the State of Delaware.

“Convertible Preferred Shares” has the meaning set forth in the Recitals hereto.

“Counsel” has the meaning specified in Section 12.17.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or any other related epidemics, pandemics or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, Governmental Order, Action, directive, guidelines or recommendations by any Governmental Authority in connection with or in response to COVID-19, including the CARES Act.

“Credit Facility” means that certain (i) Term Loan Credit Agreement, dated as of February 17, 2017 (as amended by that certain Amendment No. 1 to Term Loan Credit Agreement, dated as of December 23, 2019, as further amended by that certain Amendment No. 2 to Term Loan Credit Agreement, dated as of January 18, 2022, as further amended by that certain Amendment No. 3 to Term Loan Credit Agreement, dated as of April 8, 2022, and as further amended and restated, supplemented or otherwise modified prior to the date hereof), by and among BC Cyan Parent Inc., Blue Nile, Inc., the lenders party thereto, Goldman Sachs Lending Partners LLC, as administrative agent, and Goldman Sachs Bank USA, as collateral agent (the “Term Loan Credit Agreement”) and (ii) ABL Credit Agreement, dated as of February 17, 2017 (as amended by that certain First Amendment to ABL Credit Agreement, dated as of December 30, 2021 and as further amended and restated, supplemented or otherwise modified prior to the date hereof), by and among BC Cyan Parent Inc., Blue Nile, Inc., the subsidiary borrowers party thereto, the lenders party thereto, Goldman Sachs Lending Partners LLC, as administrative agent, and Goldman Sachs Bank USA, as collateral agent (the “ABL Credit Agreement”).

“D&O Tail” has the meaning specified in Section 8.02(b).

“DGCL” has the meaning specified in the Recitals hereto.

“DLLCA” has the meaning specified in the Recitals hereto.

“Enforceability Exceptions” has the meaning specified in Section 5.03(a).

“Environmental Laws” means any and all applicable Laws relating to pollution or protection of the environment, natural resources or human health and safety (as it relates to exposure to Hazardous Materials).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company or any of its Subsidiaries is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 412 of the Code, Section 414(m) or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Ratio” means the quotient, rounded to the nearest thousandth (0.001), obtained by dividing (i) the Per Share Transaction Value by (ii) the Per Share Price.

“Excluded Share” has the meaning specified in Section 3.02(h).

“Existing Buyer Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of Buyer, filed with the Secretary of State of the State of Delaware on December 7, 2020, as amended and in effect on the date hereof.

“Extended Termination Date” has the meaning specified in Section 11.01(c).

“Financial Statements” has the meaning specified in Section 5.05(a).

“First Certificate of Merger” has the meaning specified in Section 2.02.

“First Effective Time” has the meaning specified in Section 2.02.

“First Merger” has the meaning specified in the Recitals hereto.

“First Merger Sub” has the meaning specified in the Preamble hereto.

“Fraud” means common law fraud under Delaware law that must include a knowing and intentional misrepresentation of a material fact in the making of a representation or warranty set forth in ARTICLE V or ARTICLE VI or in any certificate delivered pursuant to Section 10.02(d) or Section 10.03(c) of this Agreement. For the avoidance of doubt, “Fraud” shall not include any claim for equitable fraud, promissory fraud, unfair dealings fraud, or any torts (including a claim for fraud) based on negligence or recklessness.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.

“Government Official” means any Person acting in an official capacity for or on behalf of (a) any Governmental Authority or (b) any corporation or other Person owned or controlled in whole or in part by any Governmental Authority or any sovereign wealth fund, or any political party, party official, or candidate thereof.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

“Hazardous Material” means any material, substance or waste that is listed, regulated, or otherwise defined as “hazardous,” “toxic,” or “radioactive,” or as a “pollutant” or “contaminant” or words of similar meaning or regulatory effect under applicable Environmental Laws including asbestos, polychlorinated biphenyls, radon, urea formaldehyde, per- and polyfluoroalkyl substances, petroleum, petroleum hydrocarbons, petroleum products or petroleum by-products.

“Holder” means each holder of Company Stock.

“Holdings” has the meaning specified in the Recitals hereto.

“Holdings PIPE Financing” has the meaning specified in the Recitals hereto.

“Holdings PIPE Financing Amount” has the meaning specified in the Recitals hereto.

“Holdings Subscription Agreement” has the meaning specified in the Recitals hereto.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“ICE” has the meaning specified in Section 5.21(g)

“Incentive Equity Plan” has the meaning specified in Section 8.11.

“Incremental Term Loan” means the incremental $15,000,000 of debt capital funded by certain lenders on April 11, 2022 pursuant to and in accordance with the Term Loan Credit Agreement.

“Indebtedness” means, with respect to any Person as of any time, without duplication, (i) all indebtedness for borrowed money of such Person or indebtedness issued by such Person in substitution or exchange for borrowed money, (ii) indebtedness evidenced by any note, bond, debenture or other debt security of such Person, (iii) obligations for the deferred purchase price of property or other services (other than trade payables incurred in the ordinary course of business), (iv) all obligations as lessee that are required to be capitalized in accordance with GAAP, (v) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, to the extent drawn or claimed against, (vi) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, (vii) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness of such Person and (viii) all obligations of the type referred to in clauses (i) - (vii) of this definition of any other Person, the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including any guarantee of such obligations. Notwithstanding anything to the contrary contained herein, “Indebtedness” of any Person shall not include any item that would otherwise constitute “Indebtedness” of such Person that is an obligation between such Person and any wholly owned Subsidiary of such Person or between any two or more wholly owned Subsidiaries of such Person.

“Indemnitee Affiliate” has the meaning specified in Section 8.02(c).

“Information or Document Request ” means any request or demand for the production, delivery or disclosure of documents or other evidence, or any request or demand for the production of witnesses for interviews or depositions or other oral or written testimony, by any Regulatory Consent Authority relating to the transactions contemplated hereby or by any third party challenging the transactions contemplated hereby, including any so called “second request” for additional information or documentary material or any civil investigative demand made or issued by any Regulatory Consent Authority or any subpoena, interrogatory or deposition.

“Initial PIPE Financing Amount” has the meaning set forth in the Recitals.

“Initial PIPE Investment” has the meaning set forth in the Recitals.

“Insurance Policies” has the meaning specified in Section 5.15.

“Intellectual Property” means all intellectual property rights (including with respect to technology) created, arising, or protected under applicable Law (or any other similar statutory provision or common law doctrine in the United States or anywhere else in the world), including all: (i) patents and patent applications, including all continuations, divisionals, continuations-in-part, provisionals, renewals, extensions and patents issuing on any of the foregoing and all rights to claim priority from any of the foregoing (collectively, “Patents”); (ii) trademarks, service marks, trade names, trade dress, brand names, logos, corporate names, trade styles and other indicia of commercial source or origin and general intangibles of a like nature, together with all of the goodwill associated with any of the foregoing, and all registrations, applications for registration, renewals and extensions of any of the foregoing (collectively, “Trademarks”); (iii) copyrights and copyright works, and rights in works of authorship, compilations, data, database and design rights, whether or not registered or published, and all registrations, applications for registration, renewal, extensions and reversions of any of the foregoing; (iv) internet domain names and social media accounts; (v) trade secrets rights and rights in confidential information and other non-public or proprietary information (whether or not patentable), including source code, ideas, formulas, recipes, compositions, inventor’s notes, discoveries and improvements, know-how, manufacturing and production processes and techniques, testing information, research and development information, inventions, invention disclosures, unpatented blueprints, drawings, specifications, designs, plans, proposals and technical data, business and marketing plans, market surveys, market know-how, customer lists and information (collectively, “Trade Secrets”); (vi) intellectual property rights arising from or related to Software or technology; and (vii) moral rights, rights of attribution, rights of privacy and publicity.

“Intended Income Tax Treatment” has the meaning specified in Section 9.04(b).

“Interim Period” has the meaning specified in Section 7.01.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investor Rights Agreement” has the meaning set forth in the Recitals hereto.

“IRS” means the U.S. Internal Revenue Service.

“IT Systems” means all information technology, computer systems, networks, servers, hardware, technology, Software, databases, websites, and equipment used to process, store, maintain and operate data, information and functions used in connection with the businesses of the Acquired Companies to the extent owned, purported to be owned, or used by (but only to the extent used by or under the control of) the Acquired Companies.

“Jewelry Laws” has the meaning specified in Section 5.19(c).

“JOBS Act” has the meaning specified in Section 8.12.

“Law” means any statute, law, ordinance, rule, regulation, Governmental Order, or other legal requirement (including common law) in each case, of any Governmental Authority.

“Lease” has the meaning specified in Section 5.07(c).

“Leased Real Property” has the meaning specified in Section 5.07(c).

“Licensed Intellectual Property” means any Intellectual Property used, held for use or practiced by an Acquired Company (other than Owned Intellectual Property).

“Lien” means any mortgage, deed of trust, pledge, hypothecation, encumbrance, easement, license, option, right of first refusal, security interest or other lien of any kind.

“Loan Tender Amount” has the meaning ascribed to such term in the Sponsor Subscription and Backstop Agreement.

“Material Adverse Effect” means, with respect to the Company, any change, event, state of facts, development, circumstance, occurrence or effect that (i) has had, or would reasonably be expected to have, a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Acquired Companies, taken as a whole, or (ii) does or would reasonably be expected to, individually or in the aggregate, prevent or materially delay the ability of the Company to consummate the Transactions; provided, that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “Material Adverse Effect” on the business, assets, results of operations or condition (financial or otherwise) of the Acquired Companies, taken as a whole with respect to clause (i) above: (a) any change in applicable Laws or GAAP or any interpretation thereof, (b) any change in interest rates or economic, political, business, financial, commodity, currency or market conditions generally, (c) the announcement or the execution of this Agreement, the pendency or consummation of the Mergers or the performance of this Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, providers and employees (provided, that the exceptions in this clause (c) shall not be deemed to apply to references to “Material Adverse Effect” in the representations and warranties set forth in Section 5.03 or, to the extent related thereto, the condition in Section 10.02(a)), (d) any change generally affecting any of the industries or markets in which the Company or its Subsidiaries operate or the economy as a whole, (e) the taking of any action expressly required by this Agreement or with the prior written consent of Buyer (provided, that the exceptions in this clause (e) shall not be deemed to apply to references to “Material Adverse Effect” in the representations and warranties set forth in Section 5.03 or, to the extent related thereto, the condition in Section 10.02(a)), (f) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, act of God or other force majeure event, (g) any national or international political or social conditions in countries in which, or in the proximate geographic region of which, the Company operates, including the engagement by the United States or such other countries in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States or such other country, or any territories, possessions, or diplomatic or consular offices of the United States or such other countries or upon any United States or such other country military installation, equipment or personnel, (h) any failure of the Acquired Companies, taken as a whole, to meet any projections, forecasts or budgets; provided, that clause (h) shall not prevent or otherwise affect a determination that any change or effect underlying such failure to meet projections or forecasts has resulted in, or contributed to, or would reasonably be expected to result in or contribute to, a Material Adverse Effect (to the extent such change or effect is not otherwise excluded from this definition of Material Adverse Effect) and (i) COVID-19 or any COVID-19 Measures; provided, that, in the case of clauses (a), (b), (d), (f), (g) and (i), such changes may be taken into account to the extent (but only to the extent) that such changes have had a disproportionate impact on the Acquired Companies, taken as a whole, as compared to other industry participants.

“Material Contract” has the meaning specified in Section 5.09(b).

“Mergers” has the meaning specified in the Recitals hereto.

“Mudrick Capital Incremental Term Loan Amount” means a portion of the Incremental Term Loan in an amount equal to $12,000,000 that was funded by Mudrick Capital Management, L.P. or one of its Affiliates on April 11, 2022.

“Multiemployer Plan” means any “multiemployer plan” subject to ERISA that is described in Section 3(37) of ERISA.

“Nasdaq” means The Nasdaq Stock Market LLC.

“NYSE” means the New York Stock Exchange.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Open Source Software” means any Software that contains, incorporates, links, or is derived from, any Software that is licensed, provided or distributed under, any license meeting the Open Source Definition (as promulgated by the Open Source Initiative as of the date of this Agreement) or the Free Software Definition (as promulgated by the Free Software Foundation as of the date of this Agreement) or any similar license for “free,” “publicly available” or “open source” Software, including the GNU General Public License, the Lesser GNU General Public License, the Apache License, the BSD License, Mozilla Public License (MPL), the MIT License or any other license that includes similar terms.

“Organizational Documents” means, with respect to any Person, such Person’s articles of incorporation, certificate of incorporation, articles of organization, articles of association, memorandum of association, certificate of formation, bylaws, limited liability company agreement, certificate of designation relating to shares of preferred stock, or other organizational documents, as applicable.

“Out-of-the-Money Vested Company Options” has the meaning specified in the definition of “Company Total Shares”.

“Owned Intellectual Property” means any Intellectual Property that is owned or purported to be owned by an Acquired Company, including all Scheduled Intellectual Property.

“Owned Real Property” means all real property owned by the Company or its Subsidiaries.

“Party” has the meaning specified in the Preamble hereto.

“Patents” has the meaning specified in the definition of Intellectual Property.

“PCAOB” means the Public Company Accounting Oversight Board.

“Per Share Closing Consideration” has the meaning specified in Section 3.02(a).

“Per Share Price” means $10.15, as the same may be adjusted in accordance with Section 1.04 hereof.

“Per Share Transaction Value” means the quotient, rounded to the nearest cent ($0.01), obtained by dividing (a) the sum of (i) the Transaction Value plus (ii) the aggregate exercise price of all of the Vested Company Options as of immediately prior to the First Effective Time, other than the Out-of-the-Money Vested Company Options, by (b) the Company Total Shares.

“Permits” means any approvals, authorizations, registrations, consents, licenses, permits or certificates of a Governmental Authority, including those related to real property.

“Permitted Liens” means (i) statutory or common law Liens of mechanics, materialmen, warehousemen, landlords, carriers, repairmen, construction contractors and other similar Liens that arise in the ordinary course of business, that relate to amounts not yet delinquent or that are being contested in good faith through appropriate Actions, in each case only to the extent appropriate reserves have been established in accordance with GAAP, (ii) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business, (iii) Liens for Taxes not yet due and payable or which are being contested in good faith through appropriate Actions, in each case, for which appropriate reserves have been established in accordance with GAAP, (iv) Liens, encumbrances and restrictions on real property (including easements, covenants, rights of way and similar restrictions of record) that (A) are matters of record, (B) would be disclosed by a current, accurate survey or physical inspection of such real property, or (C) do not materially interfere with the present uses of such real property, (v) Liens that (A) were not incurred in connection with indebtedness for borrowed money and (B) the impact of which are not material to any of the Acquired Companies, (vi) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business, (vii) Liens securing any Indebtedness of the Acquired Companies as of the date of this Agreement (including pursuant to the Credit Facility) and (viii) Liens described on Schedule 1.01(a) of the Schedules delivered by the Company concurrently with the execution and delivery of this Agreement.

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind.

“Personal Information” means all information in any form or media that identifies (alone or in combination with other reasonably available information) an individual person (including any current, prospective, or former customer, end user or employee), in addition to any definition for “personal information” or any similar term provided by applicable Law or by the Acquired Companies in any of their privacy policies, notices or contracts (e.g., “personal data,” “personally identifiable information” or “PII”).

“Personnel IP Contracts” has the meaning specified in Section 5.10(e).

“PIPE Financing Amount” means the sum of the Initial PIPE Financing Amount and the Additional PIPE Financing Amount, if any.

“PIPE Investment” means the Initial PIPE Investment and the Additional PIPE Investment, if any.

“PIPE Investor” means an investor party to a PIPE Subscription Agreement.

“PIPE Subscription Agreement” has the meaning specified in the Recitals hereto.

“Pre-Closing Series B Purchase Price Amount” has the meaning specified in the Holdings Subscription Agreement, which, for the avoidance of doubt, shall be $40,000,000.

“Pre-Closing Series B Share Consideration” means an aggregate number of shares of Buyer Common Stock equal to the quotient of (a) the Pre -Closing Series B Purchase Price Amount (together with all accrued and unpaid dividends on such amount from the date of issuance thereof through the Closing), divided by (b) the Per Share Price.

“Preferred Share Subscription Agreement” has the meaning specified in the Recitals hereto.

“Privacy Laws” means any and all applicable Laws, legal requirements and self-regulatory guidelines to which any of the Acquired Companies is bound (including of any applicable foreign jurisdiction), relating to the receipt, collection, compilation, use, storage processing, sharing, safeguarding, security (technical, physical or administrative), disposal, destruction, disclosure or transfer (including cross-border) of any Personal Information, including, but not limited to, the Federal Trade Commission Act, California Consumer Privacy Act (CCPA), Payment Card Industry Data Security Standard (PCI-DSS), EU General Data Protection Regulation (GDPR), Telephone Consumer Protection Act (TCPA), any and all applicable Laws relating to breach notification, the use of biometric identifiers, and the use of Personal Information for marketing purposes.

“Privacy Requirements” means all applicable Privacy Laws and all of the Acquired Companies’ policies, notices, and contractual obligations relating to the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (technical, physical and administrative), disposal, destruction, disclosure, or transfer (including cross-border) of Personal Information.

“Privileged Communications” has the meaning specified in Section 12.17.

“Proxy Clearance Date” has the meaning specified in Section 9.02(a)(i).

“Proxy Statement” has the meaning specified in Section 9.02(a)(i).

“Reduction Amount” has the meaning specified in the definition of “Available Closing Buyer Cash.”

“Regulatory Consent Authority” means the Antitrust Division of the United States Department of Justice or the United States Federal Trade Commission, as applicable.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing, into the environment.

“Representative” means, as to any Person, any of the officers, directors, managers, employees, counsel, accountants, financial advisors, and consultants of such Person.

“Sanctions Laws” means (a) the economic sanctions Laws, rules, regulations and executive orders of the United States, including the International Emergency Economic Powers Act (50 U.S.C. §§1701 et seq.), the Trading with the Enemy Act (50 App. U.S.C. §§1 et seq.), and any economic sanctions administered by OFAC; and (b) any other applicable economic sanctions Laws, rules or regulations of a Governmental Authority with applicable jurisdiction over the Company or any of its Subsidiaries.

“Scheduled Intellectual Property” has the meaning specified in Section 5.10(a).

“Schedules” means (i) in the case of the Company, the disclosure schedules of the Acquired Companies delivered by the Company to Buyer on the date of this Agreement, and (ii) in the case of the Buyer Parties, the disclosure schedules of the Buyer Parties delivered by Buyer to the Company on the date of this Agreement.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” has the meaning specified in Section 6.09(a).

“Second Certificate of Merger” has the meaning specified in Section 2.02.

“Second Effective Time” has the meaning specified in Section 2.02.

“Second Merger” has the meaning specified in the Recitals hereto.

“Second Merger Sub” has the meaning specified in the Preamble hereto.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Laws” means the securities Laws of any state, federal or foreign entity and the rules and regulations promulgated thereunder.

“Seller Group” has the meaning specified in Section 12.17.

“Software” means any and all (a) computer programs, including any and all software implementation of algorithms, models and methodologies, whether in source code, object code, human readable form or other form, (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (c) descriptions, flow charts and other work products used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons and (d) all documentation including user manuals and other training documentation relating to any of the foregoing.

“Special Meeting” has the meaning specified in Section 9.02(b).

“Specified Representations” means (a) in the case of the Company, the representations and warranties contained in Section 5.01 (Organization and Corporate Power); Section 5.02 (Subsidiaries); Section 5.03(a) (Authorization); Section 5.04 (Capitalization); and Section 5.18 (Brokerage); and (b) in the case of Buyer, the representations and warranties contained in Section 6.01 (Corporate Organization); Section 6.02 (Due Authorization); Section 6.08 (Brokers’ Fees); Section 6.12 (Capitalization).

“Specified Third Party” has the meaning specified in Section 9.03.

“Specified Third Party Definitive Agreement” has the meaning specified in Section 11.01(g).

“Specified Third Party Transaction” has the meaning specified in Section 9.03.

“Sponsor” means Mudrick Capital Acquisition Holdings II LLC, a Delaware limited liability company.

“Sponsor Backstop Amount” has the meaning specified in the Recitals hereto.

“Sponsor Backstop Investment” has the meaning specified in the Recitals hereto.

“Sponsor PIPE Amount” has the meaning specified in the Recitals hereto.

“Sponsor PIPE Investment” has the meaning specified in the Recitals hereto.

“Sponsor Preferred Financing” has the meaning specified in the Recitals hereto.

“Sponsor Preferred Financing Amount” has the meaning specified in the Recitals hereto.

“Sponsor Subscription and Backstop Agreement” has the meaning specified in the Recitals hereto.

“Sponsor Support Agreement” has the meaning specified in the Recitals hereto.

“Subsidiary” means, with respect to a Person, any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which such Person directly or indirectly owns or controls a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization or any organization of which such Person or any such corporation or other organization serves, directly or indirectly, as a general partner, as a managing member or in a similar role.

“Surviving Corporation” has the meaning specified in the Recitals hereto.

“Surviving Entity” has the meaning specified in the Recitals hereto.

“Surviving Provisions” has the meaning specified in Section 11.02.

“Tax” means any federal, state, provincial, territorial, local, foreign and other taxes, including net income tax, alternative or add-on minimum tax, franchise tax, gross income, adjusted gross income or gross receipts tax, employment related tax (including employee withholding or employer payroll tax) ad valorem, transfer, franchise, license, excise, severance, stamp, occupation, premium, personal property, real property, withholding, escheat, unclaimed property, imputed underpayment, capital stock, profits, disability, registration, value added, estimated, customs duties, and sales or use tax, or other tax or like assessment or charge of any kind whatsoever in the nature of a tax, together with any interest, penalty, addition to tax or additional amount imposed with respect thereto by a Governmental Authority.

“Tax Return” means any return, report, statement, refund, claim, declaration, information return, statement, estimate or other document filed or required to be filed with a Governmental Authority in respect of Taxes, including any schedule or attachment thereto and including any amendments thereof.

“Taxing Authority” means any Governmental Authority responsible for the imposition or collection of any Tax.

“Term Loan Credit Agreement” has the meaning specified in the definition of Credit Facility.

“Terminating Buyer Breach” has the meaning specified in Section 11.01(d).

“Terminating Company Breach” has the meaning specified in Section 11.01(c).

“Termination Date” has the meaning specified in Section 11.01(c).

“Termination Fee” has the meaning specified in Section 11.02.

“Trade Approvals” has the meaning specified in Section 5.20.

“Trade Secrets” has the meaning specified in the definition of Intellectual Property.

“Trademarks” has the meaning specified in the definition of Intellectual Property.

“Transaction Agreements” shall mean this Agreement, the Investor Rights Agreement, the Sponsor Support Agreement, the PIPE Subscription Agreements, the Preferred Shares Subscription Agreement, the Convertible Preferred Certificate of Designation, documents entered into in connection with any Additional PIPE Investment (if any), the Buyer Charter, the Buyer Bylaws, and all the agreements, documents, instruments and certificates entered into in connection herewith or therewith and any and all exhibits and schedules thereto.

“Transaction Value” means $341,625,000.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers.

“Treasury Regulations” means the regulations promulgated under the Code.

“Trust Account” has the meaning specified in Section 6.07(a).

“Trust Agreement” has the meaning specified in Section 6.07(a).

“Trustee” has the meaning specified in Section 6.07(a).

“Unaudited Financial Statements” has the meaning specified in Section 5.05(a).

“Unvested Company Option” means each Company Option that is not a Vested Company Option as of immediately prior to the First Effective Time.

“Vested Company Option” means each Company Option that is vested as of immediately prior to the First Effective Time.

“WARN” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or similar Laws.

“Warrant Agreement” means that certain Warrant Agreement, dated as of December 7, 2020, between Buyer and Continental Stock Transfer & Trust Company, a New York corporation.

Section 1.02. Construction.

(a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, (iv) the terms “Article”, “Section”, “Schedule”, “Exhibit” and “Annex” refer to the specified Article, Section, Schedule, Exhibit or Annex, as applicable, of or to this Agreement unless otherwise specified, (v) the word “including” shall mean “including without limitation,” (vi) the word “or” shall be disjunctive but not exclusive, and (vii) the phrase “to the extent” means the degree to which a thing extends (rather than if).

(b) When used herein, “ordinary course of business” means an action taken, or omitted to be taken, in the ordinary and usual course of the Company’s and its Subsidiaries’ business, consistent with past practice (including, for the avoidance of doubt, recent past practice in light of COVID-19).

(c) Unless the context of this Agreement otherwise requires, references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(d) Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

(e) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction shall be applied against any Party.

(f) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

(g) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

(h) The phrases “provided to,” “furnished to,” “made available” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been provided no later than 9:00 a.m. Eastern Time on the day that is one (1) day prior to the date of this Agreement to the Party to which such information or material is to be provided or furnished (i) in the virtual “data room” set up by the Company in connection with this Agreement or (ii) by delivery to such Party or its legal counsel via electronic mail.

Section 1.03. Knowledge. As used herein, the phrase “to the knowledge” shall mean the actual knowledge of (a) in the case of the Company, Sean Kell, Dominique Bourgault, Derek Mullens and Camille Cleveland and, (b) in the case of the Buyer Parties, Jason Mudrick, Glenn Springer, Matthew Pietroforte and Vic Danh.

Section 1.04. Equitable Adjustments. If, between the date of this Agreement and the Closing, the outstanding shares of Company Common Stock or shares of Buyer Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, reorganization, recapitalization, split, combination or exchange of shares, or any similar event shall have occurred, then any number, value (including dollar value) or amount contained herein which is based upon the number of shares of Company Common Stock or shares of Buyer Common Stock, as applicable, will be appropriately adjusted to provide to the holders of Company Common Stock or the holders of Buyer Common Stock, as applicable, the same economic effect as contemplated by this Agreement prior to such event; provided, that this Section 1.04 shall not be construed to permit Buyer, the Company, First Merger Sub or Second Merger Sub to take any action with respect to their respective securities that is prohibited by the terms and conditions of this Agreement.

ARTICLE II

THE MERGERS

Section 2.01. The Mergers.

(a) At the First Effective Time, on the terms and subject to the conditions set forth herein and in accordance with the applicable provisions of the DGCL, First Merger Sub and the Company shall consummate the First Merger, pursuant to which First Merger Sub shall be merged with and into the Company, following which the separate corporate existence of First Merger Sub shall cease and the Company shall continue as the Surviving Corporation after the First Merger and as a direct, wholly owned subsidiary of Buyer; provided, that references to the Company for periods after the First Effective Time until the Second Effective Time shall include the Surviving Corporation.

(b) At the Second Effective Time, on the terms and subject to the conditions set forth herein and in accordance with the applicable provisions of the DGCL and the DLLCA, the Surviving Corporation shall be merged with and into Second Merger Sub, following which the separate corporate existence of the Surviving Corporation shall cease and Second Merger Sub shall continue as the Surviving Entity after the Second Merger and as a direct, wholly owned subsidiary of Buyer; provided, that references to the Company or the Surviving Corporation for periods after the Second Effective Time shall include the Surviving Entity.

Section 2.02. Effective Times. On the terms and subject to the conditions set forth herein, on the Closing Date, the Company and First Merger Sub shall cause the First Merger to be consummated by filing the certificate of merger in substantially the form of Exhibit E attached hereto (the “First Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time of such filing, or such later time as may be agreed in writing by the Company and Buyer and specified in the First Certificate of Merger, being the “First Effective Time”). As soon as practicable following the First Effective Time and in any case on the same day as the First Effective Time, the Surviving Corporation and Second Merger Sub shall cause the Second Merger to be consummated by filing the certificate of merger in substantially the form of Exhibit F attached hereto (the “Second Certificate of Merger”) with the Secretary of State of the State of Delaware, in accordance with the applicable provisions of the DGCL and DLLCA (the time of such filing, or such later time as may be agreed in writing by the Company and Buyer and specified in the Second Certificate of Merger, being the “Second Effective Time”).

Section 2.03. Effect of the Mergers.

(a) At the First Effective Time, the effect of the First Merger shall be as provided in this Agreement, the First Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the First Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of First

Merger Sub and the Company shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Surviving Corporation, which shall include the assumption by the Surviving Corporation of any and all agreements, covenants, duties and obligations of First Merger Sub and the Company set forth in this Agreement to be performed after the First Effective Time.

(b) At the Second Effective Time, the effect of the Second Merger shall be as provided in this Agreement, the Second Certificate of Merger and the applicable provisions of the DGCL and the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Second Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Second Merger Sub and the Surviving Corporation shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Surviving Entity, which shall include the assumption by the Surviving Entity of any and all agreements, covenants, duties and obligations of Surviving Entity and the Surviving Corporation set forth in this Agreement to be performed after the Second Effective Time.

Section 2.04. Governing Documents. Subject to Section 8.02, at the First Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation shall be amended to read the same as the certificate of incorporation and bylaws of First Merger Sub as in effect immediately prior to the First Effective Time, except that the name of the Surviving Corporation shall be “Blue Nile Intermediate Holdco, Inc.” Subject to Section 8.02, at the Second Effective Time, the certificate of formation and operating agreement of Second Merger Sub shall be the certificate of formation and operating agreement of the Surviving Entity until thereafter amended in accordance with its terms and as provided by applicable Law, except that the name of the Surviving Entity shall be “Blue Nile Intermediate Holdco LLC.”

Section 2.05. Directors/Managers and Officers of the Surviving Corporation and the Surviving Entity. Immediately after the First Effective Time, the board of directors and officers of the Surviving Corporation shall be the board of directors and officers of First Merger Sub immediately prior to the First Effective Time. Immediately after the Second Effective Time, the board of managers and officers of the Surviving Entity shall be the board of managers and officers as set forth in the amended and restated operating agreement of the Surviving Entity.

Section 2.06. Further Assurances. If, at any time after the First Effective Time or the Second Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation following the First Merger and the Surviving Entity following the Second Merger with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, First Merger Sub and Second Merger Sub, the applicable directors, officers, members and managers of the Company, First Merger Sub and Second Merger Sub (or their designees) are fully authorized in the name of their respective corporations/companies or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

ARTICLE III

CLOSING MERGER CONSIDERATION; CONVERSION OF SECURITIES

Section 3.01. Closing Merger Consideration. The total consideration to be paid to the Holders (other than holders of Company Series B Preferred Stock) in respect of the First Merger shall equal the Closing Merger Consideration and shall be paid to the Holders at the Closing in accordance with the terms and conditions set forth herein.

Section 3.02. Effect of First Merger. On the terms and subject to the conditions set forth herein, at the First Effective Time, by virtue of the First Merger and without any further action on the part of any Party or the holders of any securities of Buyer, the following shall occur:

(a) Each share of Company Common Stock issued and outstanding as of immediately prior to the First Effective Time (other than Excluded Shares) will be cancelled and automatically deemed for all purposes to represent the right to receive a number of shares of Buyer Common Stock equal to the Exchange Ratio (the “Per Share Closing Consideration”).

(b) Each share of Company Series A Preferred Stock issued and outstanding as of immediately prior to the First Effective Time (other than Excluded Shares) will be cancelled and automatically deemed for all purposes to represent the right to receive a number of shares of Buyer Common Stock equal to the product of (i) the Exchange Ratio, multiplied by (ii) the number of shares of Company Common Stock into which such share is convertible under the Company’s Organizational Documents.

(c) Each share of Company Series B Preferred Stock issued and outstanding as of immediately prior to the First Effective Time (other than Excluded Shares) will be cancelled and automatically deemed for all purposes to represent the right to receive a number of shares of Buyer Common Stock (as in accordance with, and without duplication of, the Holdings Subscription Agreement) equal to the quotient of (i) the Pre-Closing Series B Share Consideration, divided by (ii) the number of shares of Company Series B Preferred Stock outstanding as of immediately prior to the First Effective Time.

(d) Each Company Convertible Preferred Share issued and outstanding as of immediately prior to the First Effective Time will be cancelled and automatically deemed for all purposes to represent the right to receive one (1) share of convertible preferred stock, par value $0.00001 per share, of Buyer.

(e) Each Company Option, whether a Vested Company Option or an Unvested Company Option, shall, by virtue of the occurrence of the First Merger and without any further action on the part of any Party or the holder thereof, cease to represent an option to purchase or otherwise acquire shares of Company Common Stock and shall be converted into an option to purchase a number of shares of Buyer Common Stock (each such option, a “Converted Stock Option”), with such number equal to the product (with the result rounded down to the nearest whole number) of (i) the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the First Merger, multiplied by (ii) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of Company Common Stock applicable to such Company Option as of immediately prior to the First Merger, divided by (B) the Exchange Ratio; provided, that the exercise price per share of Buyer Common Stock applicable to such Converted Stock Option and the number of shares of Buyer Common Stock underlying such Converted Stock Option shall be determined in a manner consistent with the requirements of Section 409A of the Code and, as applicable, Section 422 of the Code. Immediately following the First Merger, each Converted Stock Option otherwise shall continue to be governed by the same terms and conditions (including time vesting conditions, forfeiture and exercisability terms) as were applicable to the corresponding Company Option immediately prior to the First Merger, subject to such immaterial adjustments as may be necessary to give effect to the Transactions contemplated hereunder; provided, that, the performance vesting conditions applicable to the Converted Stock Options shall be modified in connection with the Transactions contemplated hereunder subject to the written consent of Buyer, such consent not to be unreasonably withheld, conditioned or delayed; and provided, further, that each holder of a Converted Stock Option subject to performance vesting conditions will enter into such documentation as required prior to the First Effective Time to give effect to new performance vesting terms to take effect at the First Effective Time.

(f) From and after the First Effective Time, each Holder shall cease to have any other rights in and to the Company, the Surviving Corporation or the Surviving Entity, and each certificate relating to the ownership of shares of Company Common Stock (other than Excluded Shares) shall thereafter represent only the right to receive the Per Share Closing Consideration. At the First Effective Time, the stock transfer books of the Company shall be closed, and no transfers of Company Common Stock shall be made thereafter.

(g) Each issued and outstanding share of common stock of First Merger Sub shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.00001 per share, of the Surviving Corporation, which shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the First Effective Time, all certificates representing the common stock of First Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(h) Each share of Company Stock held in the Company’s treasury immediately prior to the First Effective Time (each, an “Excluded Share”) shall be cancelled and no consideration shall be paid or payable with respect thereto.

(i) Notwithstanding anything to the contrary herein, no fraction of a share of Buyer Common Stock will be issued by virtue of the First Merger, and each Holder that would otherwise be entitled to a fraction of a share of Buyer Common Stock (after aggregating all fractional shares of Buyer Common Stock of the same class and series that otherwise would be received by such Holder) shall not receive from Buyer any shares of Buyer Common Stock or other consideration in lieu of such fractional share.

(j) The Company and Buyer shall each take, or cause to be taken, all action reasonably necessary, as applicable, to provide for the treatment of the Company Options as set forth in the foregoing provisions of this Section 3.02.

Section 3.03. Effect of Second Merger. On the terms and subject to the conditions set forth herein, at the Second Effective Time, by virtue of the Second Merger and without any action on the part of any Party or the holders of any securities of Buyer or the Surviving Corporation: (a) each share of common stock of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time shall be cancelled and shall cease to exist without any conversion thereof or payment therefor; and (b) the limited liability company interests of Second Merger Sub outstanding immediately prior to the Second Effective Time shall be converted into and become the limited liability company interests of the Surviving Entity, which shall constitute one hundred percent (100%) of the outstanding equity of the Surviving Entity. From and after the Second Effective Time, the limited liability company interests of the Second Merger Sub shall be deemed for all purposes to represent the number of membership interests into which they were converted in accordance with the immediately preceding sentence.

Section 3.04. Withholding Rights. Notwithstanding anything in this Agreement to the contrary, Buyer, First Merger Sub, Second Merger Sub, the Company, the Surviving Corporation, the Surviving Entity, the Exchange Agent, their respective Affiliates, and any other withholding agent shall be entitled to deduct and withhold from amounts otherwise issuable or payable pursuant to this Agreement, any amount required to be deducted and withheld with respect to the making of any such issuance or payment under applicable Law. If Buyer, First Merger Sub, Second Merger Sub, any of their respective Affiliates, or any party acting on their behalf determines that any issuance or payment to Holdings or any other Holder hereunder is subject to deduction or withholding, other than any withholding resulting from (a) failure of a Holder to provide a properly executed IRS Form W-9 or IRS Form(s) W-8, as applicable, (b) failure of the Company to comply with Section 7.06 of this Agreement, or (c) any compensatory amounts payable to current and former employees pursuant to this Agreement, then Buyer shall (i) provide notice to Holdings as soon as reasonably practicable after such determination and (ii) reasonably cooperate with Holdings or the applicable Holder to reduce or eliminate any such deduction or withholding to the extent permitted by applicable Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Any amounts so withheld shall be timely remitted to the applicable Governmental Authority.

ARTICLE IV

CLOSING TRANSACTIONS

Section 4.01. Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Transactions (the “Closing”) shall take place (a) electronically by the mutual exchange of electronic signatures (including portable document format (.PDF)) commencing as promptly as practicable (and in any event no later than 10:00 a.m. Eastern Time on the third (3rd) Business Day) following the satisfaction or (to the extent permitted by applicable Law) waiver of the conditions set forth in ARTICLE X (other than those conditions that by their terms or nature are to be satisfied at the Closing; provided, that such conditions are satisfied or (to the extent permitted by applicable Law) waived at the Closing) or (b) at such other place, time or date as Buyer and the Company may mutually agree in writing. The date on which the Closing shall occur is referred to herein as the “Closing Date.”

Section 4.02. Closing Deliverables.

(a) Company Closing Deliverables. At the Closing, the Company shall deliver to Buyer:

(i) the Investor Rights Agreement, duly executed by the Company, Holdings and the Holders party thereto.

(b) Buyer Closing Deliverables. At the Closing, Buyer shall deliver to the Company:

(i) the Investor Rights Agreement, duly executed by Buyer and the Sponsor.

Section 4.03. Buyer Closing Statement. At least two (2) Business Days prior to the Closing Date and in any event not earlier than the time that holders of Buyer Class A Common Stock may no longer elect redemption in accordance with the Buyer Stockholder Redemption, Buyer shall prepare and deliver to the Company a statement (the “Buyer Closing Statement”) setting forth (and, in each case, including reasonable supporting detail for) Buyer’s good faith estimates of: (a) the aggregate amount of cash in the Trust Account (prior to giving effect to the Buyer Stockholder Redemption) and the PIPE Investment proceeds received or to be received by Buyer or its Designee prior to the Closing; (b) the aggregate amount of all payments required to be made in connection with the Buyer Stockholder Redemption; (c) the Available Closing Buyer Cash resulting therefrom; (d) the amount of the Buyer Transaction Expenses (including copies of invoices for third-party Buyer Transaction Expenses (whether paid or unpaid prior to the Closing), together with applicable Tax forms for any unpaid Buyer Transaction Expenses); (e) the number of shares of Buyer Common Stock to be outstanding as of immediately prior to the First Effective Time after giving effect to the Buyer Stockholder Redemption and the issuance of shares of Buyer Common Stock pursuant to the PIPE Subscription Agreements; (f) any Reduction Amount and (g) the Loan Tender Amount. The Buyer Closing Statement and each component thereof shall be prepared and calculated in accordance with the definitions contained in this Agreement. From and after the delivery of the Buyer Closing Statement until the First Effective Time, Buyer shall (i) cooperate with and provide the Company and its Representatives all information reasonably requested by the Company or any of its Representatives and within Buyer’s or its Representatives’ possession or control in connection with the Company’s review of the Buyer Closing Statement and (ii) consider in good faith any comments to the Buyer Closing Statement provided by the Company, which comments the Company shall deliver to Buyer no less than one (1) Business Day prior to the Closing Date, and Buyer shall revise such Buyer Closing Statement to incorporate any changes Buyer determines are necessary or appropriate given such comments.

Section 4.04. Company Closing Statement. At least three (3) Business Days prior to the Closing Date, the Company shall prepare and deliver to Buyer a statement (the “Company Closing Statement”) setting forth (and including reasonable supporting detail for) the Company’s good faith estimates as of the Closing Date of the amount of the Company Transaction Expenses (including copies of invoices for third-party Company Transaction Expenses (whether paid or unpaid prior to the Closing), together with applicable Tax forms for any unpaid Company Transaction Expenses). The Company Closing Statement and each component thereof shall be prepared and calculated in accordance with the definitions contained in this Agreement. From and after delivery of the Company Closing Statement until the Closing, the Company shall (i) cooperate with and provide Buyer and its Representatives all information reasonably requested by Buyer or any of its Representatives and within the Company’s or its Representatives’ possession or control in connection with Buyer’s review of the Company Closing Statement and (ii) consider in good faith any comments to the Company Closing Statement provided by Buyer, which comments Buyer shall deliver to the Company no less than two (2) Business Days prior to the Closing Date, and the Company shall revise such Company Closing Statement to incorporate any changes the Company determines are necessary or appropriate given such comments. The Buyer Parties shall be entitled to rely (without any duty of inquiry) upon the Company Closing Statement. The Company hereby waives any and all claims (A) that the calculation of the Closing Merger Consideration payable to the Holders pursuant to this Agreement did not or does not accurately reflect the terms of the Company Organizational Documents, and (B) in connection with the issuance of any securities of the Company (including in respect of any rights to indemnities from the Company or any of its Affiliates pursuant to any Contract entered into in connection with such issuance).

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Schedules (each of which qualifies (a) the correspondingly numbered representation or warranty if specified therein and (b) such other representations or warranties where its relevance as an exception to (or disclosure for purposes of) such other representation or warranty is reasonably apparent), the Company represents and warrants to Buyer as follows:

Section 5.01. Organization and Corporate Power. The Company has been duly incorporated, and is validly existing and in good standing, under the Laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and to carry on its businesses as now conducted. The copies of the Organizational Documents of the Company certified by the Secretary of the State of Delaware, as in effect on the date hereof, previously made available by the Company to Buyer (a) are true, correct and complete, (b) are in full force and effect and (c) have not been amended in any respect. The Company is qualified to do business and is in good standing as a foreign entity in every jurisdiction in which its ownership of property or the conduct of business as now conducted requires it to qualify, except where the failure to be so qualified would not constitute a Material Adverse Effect. The Company is not in violation of any of the provisions of its Organizational Documents.

Section 5.02. Subsidiaries. Except as set forth on Schedule 5.02, the Company does not own or hold the right to acquire any shares, stock, partnership interest, joint venture interest or other equity interest in any other corporation, organization or other entity. Except as set forth on Schedule 5.02, the Company owns, directly or indirectly, of record and beneficially, all shares, capital stock and other equity interests in each of its Subsidiaries, free and clear of all Liens (other than Permitted Liens and Liens arising under applicable securities Laws), and all such shares, capital stock and other equity interests are validly issued, fully paid and non-assessable (to the extent such concept is applicable to such shares, capital stock and other equity interests). Each of the Subsidiaries of the Company is duly incorporated, formed or organized, validly existing and in good standing (or its equivalent, if applicable) under the applicable Laws of its jurisdiction of incorporation, formation or organization, and each of the Subsidiaries of the Company has all requisite corporate (or comparable) power and authority to own and operate its properties and to carry on its businesses as now conducted. Each of the Subsidiaries of the Company is qualified to do business and is in good standing (or its equivalent, if applicable) as a foreign entity in every jurisdiction in which its ownership of property or the conduct of business as now conducted requires it to qualify, except where the failure to be so qualified would not constitute a Material Adverse Effect. The respective jurisdiction of incorporation or organization of each Subsidiary of the Company is set forth on Schedule 5.02. A list of each entity other than the Subsidiaries of the Company in which any of the Acquired Companies holds any equity interests, including the percentage of the equity interests of such entities held by the Acquired Companies, and the respective jurisdiction of incorporation or organization of each such entity, is set forth on Schedule 5.02(b), and, except as set forth on Schedule 5.02(b), all such equity interests are owned by the applicable Acquired Companies free and clear of all Liens other than Liens arising under applicable securities Laws.

Section 5.03. Authorization; No Conflicts.

(a) The Company has full corporate power and authority to execute and deliver this Agreement and each Transaction Agreement that is to be executed by the Company, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and each of the Transaction Agreements to be executed by the Company and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the board of directors of the Company, and no other corporate proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement. This Agreement has been, and each of the Transaction Agreements to be executed by the Company will be, at or prior to the Closing, duly and validly authorized, executed and delivered by the Company, and assuming that this Agreement and each of the Transaction Agreements to be executed by the Company is a valid and binding obligation of the other parties hereto and thereto, this Agreement constitutes, and each of the Transaction Agreements to be executed by the Company when so executed and delivered will constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject (i) to bankruptcy, insolvency, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights or (ii) to general principles of equity, including the availability of specific performance or other equitable remedies (whether considered in a proceeding at law or in equity) (together, the “Enforceability Exceptions”).

(b) Except for the Company Stockholder Approval and compliance with the requirements under the HSR Act, Securities Laws, the rules and regulations of Nasdaq or NYSE, as applicable, and any other regulations applicable to the consummation of the transactions contemplated hereby and set forth on Section 5.13 and as set forth on Schedule 5.03(b), the execution, delivery and performance of this Agreement and any Transaction Agreement to which any Acquired Company is a party by such Acquired Company and the consummation of the transactions contemplated hereby or thereby do not and will not (i) conflict with or violate any provision of, or result in the breach of the Organizational Documents of any Acquired Company, (ii) conflict with or result in any violation of any provision of any Law or Governmental Order applicable to the Acquired Companies or any of their respective properties or assets, (iii) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any Material Contract, or (iv) result in the creation of any Lien upon any of the properties or assets of any Acquired Company, except (in the case of clauses (ii), (iii) or (iv) above) for such violations, conflicts, breaches or defaults which would not, individually or in the aggregate, reasonably be expected to be material to the Acquired companies, taken as a whole.

Section 5.04. Capitalization.

(a) All of the outstanding shares of capital stock or other equity interests of the Company (i) have been duly authorized and are validly issued, fully paid and non-assessable, (ii) were issued in compliance with Law, (iii) were not issued in breach or violation of any Contract or right of first refusal, rights of first offer or similar rights and (iv), except as set forth on Schedule 5.04(a), are owned by Holdings free and clear of all Liens other than with respect to applicable securities Laws. Except as set forth on Schedule 5.04(a), there are no outstanding options, warrants, redemption rights, rights to subscribe to, purchase rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares or securities containing any equity features of the Company, or Contracts, commitments, understandings or arrangements, by which the Company is or may become bound to issue additional shares or other equity interests or options, warrants, scrip, rights to subscribe to, purchase rights, puts, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares or other equity interests.

(b) All of the outstanding shares of capital stock or other equity interests of each of the Acquired Companies have been duly authorized and are validly issued and are fully paid and nonassessable. Except as set forth on Schedule 5.04(b), there are no securities or rights of any of the Acquired Companies, or Contracts, commitments, understandings or arrangements by which any of the

Acquired Companies is bound obligating any of the Acquired Companies to redeem or otherwise acquire any shares, shares of capital stock or other equity interests of the Acquired Companies. Except as set forth on Schedule 5.04(b), none of the Acquired Companies has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into, exchangeable or exercisable for shares or securities having the right to vote) with the share or equity holders of any of the Acquired Companies on any matter. Except as set forth on Schedule 5.04(b), there are no voting trusts or other agreements or understandings to which any of the Acquired Companies is a party with respect to the voting of the shares, shares of capital stock or other equity interests of the Acquired Companies.

(c) None of the representations or warranties contained in this Section 5.04 are made with respect to or in contemplation of the Company Convertible Preferred Shares (including any issuance related thereto).

Section 5.05. Financial Statements.

(a) Attached as Schedule 5.05(a) are true, correct and complete copies of the audited consolidated balance sheets of (i) Blue Nile as of December 29, 2019 and (ii) the Company as of January 3, 2021 and January 2, 2022, and, in each case, the related audited consolidated statements of operations, comprehensive loss, changes in stockholder’s equity, and cash flows for the fiscal years then ended, together with the auditor’s reports thereon (the “Financial Statements”). The Financial Statements comply as to form in all material respects, and were prepared in accordance, with GAAP applied on a consistent basis throughout the periods involved and fairly present in all material respects the financial position of Blue Nile and its Subsidiaries or the Company and its Subsidiaries, as applicable, at the dates thereof and the results of their respective operations, changes in stockholder’s equity and cash flows for the periods indicated and were derived from and accurately reflect in all material respects, the books and records of Blue Nile and its Subsidiaries or the Company and its Subsidiaries, as applicable.

(b) The Company has established and maintains a system of internal controls. To the Company’s knowledge, such internal controls are sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP. Except as set forth on Schedule 5.05(b), neither the Company (including any employee of the Company or its Subsidiaries who has a role in the preparation of financial statements or the internal accounting controls utilized by the Company) nor the Company’s independent auditors has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company, (ii) any fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company or (iii) any claim regarding any of the foregoing.

(c) There are no outstanding loans or other extensions of credit made by the Company to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company.

Section 5.06. No Material Adverse Effect; Absence of Certain Developments.

(a) Since January 2, 2022 through the date of this Agreement, there has not been any Material Adverse Effect.

(b) Except as set forth on Schedule 5.06(b), and except in connection with the transactions contemplated by this Agreement (including the issuance of the Company Convertible Preferred Shares), since January 2, 2022 through the date of this Agreement, none of the Acquired Companies has engaged in any material transaction other than in the ordinary course of business. Without limiting the generality of the foregoing, and except as set forth on Schedule 5.06(b), and except in connection with the transactions contemplated by this Agreement (including the issuance of the Company Convertible Preferred Shares), since January 2, 2022 through the date of this Agreement, none of the Acquired Companies has taken any action that would have been prohibited by, or required the consent of Buyer under, Section 7.01 if it had been taken after the date hereof and prior to the Closing Date.

Section 5.07. Title to Properties.

(a) Each of the Acquired Companies owns good and valid title to, or hold a valid leasehold interest in, all of the material tangible personal property used by them in the conduct of the Business, free and clear of all Liens, except for Permitted Liens. Each such item of material tangible personal property is in all material respects in operable condition and repair, subject to normal wear and tear, ongoing repairs or refurbishments in the ordinary course and obsolescence in the ordinary course.

(b) The Acquired Companies do not have any Owned Real Property.

(c) Schedule 5.07(c) contains a list of all real property leased or subleased by each of the Acquired Companies as of the date hereof (the “Leased Real Property”). The Acquired Companies have delivered to the Buyer a true, correct and complete copy of the underlying lease with respect to each parcel of Leased Real Property (each, a “Lease”). Except as set forth on Schedule 5.07(c), with respect to each of the Leases: (i) to the Company’s knowledge, either the Company or one of its Subsidiaries has a valid and enforceable leasehold interest in each parcel or tract of real property leased by any Acquired Company; (ii) none of the Acquired Companies have received written notice of any existing or potential material defaults thereunder by such Acquired Company (as applicable) nor, to the Company’s knowledge, are there any existing material defaults by the lessor thereof; and (iii) to the Company’s knowledge, no event has occurred which (with notice, lapse of time or both) would constitute a material breach or default thereunder by any of the Acquired Companies (as applicable) or, to the Company’s knowledge, any other party thereto. The present use and operation of the Leased Real Property is authorized by, and is in compliance with, in all material respects, all applicable zoning, land use, building and fire Laws and other legal requirements. There are no subleases, licenses, occupancy agreements or other contractual obligations that grant the right of use or occupancy of any of the Leased Real Property to any Person other than the Acquired Companies, and there is no Person in possession of any of the Leased Real Property other than the Acquired Companies. No Acquired Company is party to any contract or subject to any claim that may require the payment of any real estate brokerage commissions, and no commission is owed with respect to any of the Leased Real Property.

(d) To the Company’s knowledge, there are no outstanding options or other contractual rights to purchase, sell or lease, or rights of first refusal to purchase, sell or lease the Leased Real Property or any portion thereof or interests therein or contracts relating to the right to receive any portion of the income or profits from the sale thereof. None of the Acquired Companies has any contractual obligation, nor has entered into any contract to purchase or sell any real property.

(e) The Acquired Companies have not received any written notice of existing, pending or threatened (i) condemnation proceedings affecting the Leased Real Property, or (ii) zoning, building code or other moratorium proceedings, or similar matters, which would reasonably be expected to materially and adversely affect the ability to operate the Leased Real Property as currently operated. Neither the whole nor any material portion of any Leased Real Property has been damaged or destroyed by fire or other casualty.

(f) All of the buildings, fixtures, structures and other improvements constituting the Leased Real Property are in good order, working condition and repair, suitable for the conduct of the business of the Acquired Companies, and there are no impediments on the ability to use the Real Property for its intended purpose in the ordinary course of business.

(g) The existing uses of the Leased Real Property comply in all material respects with all applicable Laws. The Acquired Companies have not made any application for a re-zoning of any Leased Real Property, and to the knowledge of the Company there is no proposed or pending change to any zoning Laws affecting any Leased Real Property.

(h) The Leased Real Property is serviced by all private and public utility services that are necessary for the operations of the business on the Leased Real Property and, to the Company’s knowledge, there are no facts, circumstances or conditions which are reasonably likely to result in the termination of such connections.

Section 5.08. Tax Matters.

(a) All material Tax Returns required by Law to be filed by any of the Acquired Companies have been timely filed (taking into account any applicable extensions), and all such Tax Returns are true, correct and complete in all material respects.

(b) All material Taxes due and payable by any of the Acquired Companies, whether or not shown on any Tax Return, have been paid.

(c) Each Acquired Company has (i) withheld and deducted all material amounts of Taxes required to have been withheld or deducted by it in connection with amounts paid or owed to any employee, independent contractor, creditor, shareholder or any other third party, (ii) remitted, or will remit on a timely basis, such amounts to the appropriate Taxing Authority and (iii) complied in all material respects with applicable Law with respect to Tax withholding, including all reporting and record keeping requirements.

(d) No Acquired Company is currently engaged in any material audit, administrative proceeding or judicial proceeding with respect to Taxes. No Acquired Company has received any written notice from a Taxing Authority of a dispute or claim with respect to any material amount of Taxes, other than disputes or claims that have since been resolved, and to the Company’s knowledge, no such claims have been threatened. No claim has been made by any Taxing Authority in writing in a jurisdiction where any Acquired Company does not file a Tax Return that such entity is or may be subject to Taxes by that jurisdiction. There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, a material amount of Taxes of any Acquired Company.

(e) Within the past three (3) years, no Acquired Company has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock that was purported or intended to be governed in whole or in part by Section 355 of the Code.

(f) No Acquired Company has been a party to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(g) There are no Liens with respect to Taxes on any of the assets of any Acquired Company, other than Liens for Taxes not yet due and payable.

(h) No Acquired Company has any material liability for the Taxes of any Person (other than another Acquired Company) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), (ii) as a transferee or successor or (iii) by contract (except, in the case of (ii) and (iii), for liabilities pursuant to contracts entered into in the ordinary course of business not primarily relating to Taxes).

(i) No Acquired Company has made a request for an advance tax ruling, request for technical advice, a request for a change of any method of accounting or any similar request that is in progress or pending with any Taxing Authority with respect to any amount of Taxes.

(j) No Acquired Company will be required to include any material amount in taxable income, or exclude any material item of deduction or loss from taxable income, for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) installment sale or open transaction disposition made prior to the Closing, (ii) to the Company’s knowledge, intercompany transaction described in Treasury Regulations Section 1.1502-13 (or any similar provision of state, local, or foreign Law), (iii) prepaid amount received or deferred revenue recognized prior to the Closing (other than amounts received or recognized in the ordinary course of business), (iv) change in method of accounting or use of an improper method of accounting for a taxable period ending on or prior to the Closing Date, (v) “closing agreement” described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed prior to the Closing or (vi) by reason of Section 965(a) of the Code or election pursuant to Section 965(h) of the Code (or any similar provision of state, local or foreign Law).

(k) Each Acquired Company has collected all material sales and use Taxes required to be collected, and has remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Authorities, or has been furnished properly completed exemption certificates.

(l) No Acquired Company is a party to, or bound by, any Tax allocation, Tax sharing or Tax indemnification agreement (except, in each case, for any such agreements that are entered into in the ordinary course of business and are not primarily relating to Taxes).

(m) No Acquired Company has taken any action (or permitted any action to be taken), or is aware of any fact or circumstance, that would reasonably be expected to prevent the First Merger and the Second Merger, taken together, from qualifying for the Intended Income Tax Treatment.

(n) None of the Acquired Companies have deferred any “applicable employment taxes” under Section 2302 of the Coronavirus Aid, Relief and Economic Security Act (Public Law 116- 136) (“CARES Act”) (or any corresponding or similar provision of state, local, or foreign Law) and have complied with and duly accounted for all credits received under Section 2301 of the CARES Act (or any corresponding or similar provision of state, local or foreign Law).

For purposes of this Section 5.08, any reference to the Company or any of its Subsidiaries shall be deemed to include any Person that merged with or was liquidated or converted into the Company or any Subsidiary, as applicable. This Section 5.08 and, to the extent expressly related to Taxes, Sections, 5.05, 5.12, and 5.14 are the sole and exclusive representations and warranties of the Acquired Companies in respect of Taxes.

Section 5.09. Contracts and Commitments.

(a) Except as set forth on Schedule 5.09(a), none of the Acquired Companies is, as of the date hereof, a party to any:

(i) collective bargaining agreement;

(ii) pension, profit sharing or retirement plan, other than any Multiemployer Plan or any Company Plan, whether or not set forth in Section 5.14 or the Schedules relating thereto;

(iii) Contract for the employment of any Company Employee (except, as it relates to any former employee, only to the extent of ongoing liability), officer, director or independent contractor providing for base salary in excess of $300,000 per annum, except for any such Contracts that are terminable upon notice of sixty (60) days or less by an Acquired Company without liability or financial obligation;

(iv) agreement, indenture or other evidence of Indebtedness relating to the borrowing of money by the Acquired Companies or to mortgaging, pledging or otherwise placing a Lien (other than a Permitted Lien set forth in clauses (i)-(vi) of the definition thereof) on any material portion of the assets of the Acquired Companies;

(v) guaranty of any obligation for borrowed money or other material guaranty;

(vi) any individual lease or agreement under which it is lessee of, or holds or operates any personal property owned by any other party, for which the aggregate rental payments exceed (or are expected to exceed) $300,000 in any twelve (12)-month period;

(vii) lease or agreement under which it is lessor of or permits any third party to hold or operate any property, real or personal, for which the aggregate rental payments exceed (or are expected to exceed) $250,000 in a twelve (12)-month period;

(viii) other than purchase orders entered into in the ordinary course of business, any Contracts with any customers or suppliers of the Acquired Companies, in each case involving consideration in excess of $750,000;

(ix) Contracts pursuant to which any of the Acquired Companies (A) grants to a third-party any right, license, consent or covenant not to sue with respect to any Intellectual Property (other than non-exclusive licenses granted by or to customers or vendors in the ordinary course of business ancillary to a commercial arrangement), or (B) is granted by any third party, any right, license, consent or covenant not to sue with respect to any Intellectual Property (excluding licenses of commercially available, off-the-shelf Software available on standard terms with an aggregate fee of less than $500,000 per annum or licenses which have an aggregate fee of less than $250,000 per annum);

(x) Contracts that provide for (A) the creation, discovery, development or reduction to practice by any Acquired Company for any other Person, or for any Acquired Company by any other Person, of material Intellectual Property (including any joint development) or (B) the assignment or other transfer of any material Intellectual Property to or from any Acquired Company, in each case (A) and (B), other than the Personnel IP Contracts;

(xi) Contracts prohibiting or materially restricting the ability of any Acquired Company to engage in any business, to operate in any geographical area or to compete with any Person;

(xii) Contracts relating to the acquisition or disposition (whether by merger, sale of stock, sale of assets or otherwise) of any Person or material assets or material line of business entered into during the past three (3) years or the future acquisition or disposition (whether by merger, sale of stock, sale of assets or otherwise) of any Person or material assets or material line of business;

(xiii) any joint venture Contract, partnership agreement, limited liability company agreement, strategic alliance agreement or other similar Contract with a third party (A) involving any sharing of profits, revenues, fee income, losses, costs or liabilities or otherwise based in whole or in part on financial performance measures of the Acquired Companies, other than royalties and other fees paid under licenses entered into in the ordinary course of business, or (B) pursuant to which the Acquired Companies have any ownership interest in any other Person (in each case, other than with respect to wholly owned Subsidiaries of the Company);

(xiv) Contracts providing for the grant of an option or a first-refusal, first-offer or similar preferential right to purchase, lease or acquire any material asset of the Acquired Companies;

(xv) Contracts granting exclusivity, “most-favored nation”, “take or pay” or similar rights;

(xvi) Contracts with any supplier (A) that is a sole source supplier to the Acquired Companies or (B) from which the Acquired Companies source substantially all of their supply of any material product or service, except in each case where the Acquired Companies would likely be able to replace such source of supply with a substitute supply at substantially the same volume and quality, on substantially comparable terms and without material delay;

(xvii) Contracts under which any of the benefits thereunder, to any Person party thereto, shall be increased, or the vesting of benefits of which shall be accelerated, by the consummation of the Transactions or the value of any of the benefits of which shall be calculated on the basis of any of the Transactions;

(xviii) Contracts to which any present or former director, officer, employee, stockholder or holder of derivative securities of the Acquired Companies, or any member of any such Person’s immediate family, or any entity owned or controlled by any such Person, is a party, excluding any Company Plan;

(xix) Contracts in respect of any settlement or coexistence agreement with respect to any pending or threatened Action (A) entered into within twelve (12) months prior to the date of this Agreement, other than settlement agreements for cash only that does not exceed $200,000 as to such settlement; provided, that such cash settlement amount has been paid in full prior to the date hereof; or (B) with respect to which any unsatisfied amounts or ongoing obligations remain outstanding;

(xx) Contracts with any of the twenty (20) largest diamond and jewelry product suppliers of the Acquired Companies, determined on the basis of payments made to the applicable supplier by the Acquired Companies, for the fiscal year ended January 2, 2022;

(xxi) any documents that may be required to be filed by the Company as an exhibit for a registration statement on Form S-1 pursuant to Items 601(b)(1), (2), (4), (9) or (10) of Regulation S-K under the Securities Act as if the Company was the registrant;

(xxii) Contracts with any Governmental Authority; and

(xxiii) any written offer or proposal which, if accepted, would constitute any of the foregoing.

(b) Each of the Contracts listed or required to be listed on Schedule 5.09(a) (each, a “Material Contract”) is in full force and effect, and is the legal, valid and binding obligation of either the Company or a Subsidiary of the Company which is party thereto, and, to the Company’s knowledge, of the other parties thereto enforceable against each of them in accordance with its terms. Except as set forth on Schedule 5.09(b), no Acquired Company is in material default under any Material Contract, and, to the Company’s knowledge, none of the other party(ies) to any Material Contract is not in material default thereunder. Except as set forth on Schedule 5.09(b), no event has occurred that with the lapse of time or the giving of notice or both would constitute a material breach or material default on the part of the Company, or any Subsidiary of the Company or, to the Company’s knowledge, any other party(ies) under any Material Contract. To the knowledge of the Company, (i) no party to any Material Contract has exercised any termination rights with respect thereto, and (ii) no party to any Material Contract has given written notice of any material dispute with respect to any Material Contract. The Company has made available to the Buyer true and correct copies of each Material Contract, together with all material amendments, modifications or supplements thereto.

Section 5.10. Intellectual Property; IT and Privacy Matters.

(a) Schedule 5.10(a) sets forth a true, correct and complete list of (i) all registered, applied for or issued items of Intellectual Property included in the Owned Intellectual Property (the “Scheduled Intellectual Property”) and (ii) all material unregistered Trademarks included in the Owned Intellectual Property, including, for each item of Scheduled Intellectual Property, the record owner, jurisdiction, registration, issuance or application number registration, issuance or application date, as applicable, and status and registrar, as applicable, of each such item. All necessary registration, maintenance and renewal fees currently due and owing in connection with the Scheduled Intellectual Property have been paid to, and all necessary documents, recordations and certifications have been filed with, the appropriate Governmental Authority for the purposes of maintaining, perfecting and recording ownership of all Scheduled Intellectual Property by the applicable Acquired Company. No issuance or registration obtained or acquired by an Acquired Company, and no application filed or acquired by an Acquired Company, for any Scheduled Intellectual Property has been cancelled, abandoned, allowed to lapse or not renewed, except where the applicable Acquired Company has, in its reasonable business judgement, decided to cancel, abandon, allow to lapse or not renew such issuance, registration or application. All Scheduled Intellectual Property is subsisting, and to the Company’s knowledge, valid and enforceable.

(b) Neither the conduct and operation of the businesses of the Acquired Companies nor the products and services of the Acquired Companies (“Company Products”), including the manufacture, use, practice, offering, licensing, provision, sale, distribution or other commercial exploitation of any Company Products, has infringed, misappropriated, diluted or otherwise violated, or infringes, misappropriates, dilutes or otherwise violates any Intellectual Property of any Person in any material respect. No member of the Acquired Companies is the subject of any pending or, to the Company’s knowledge, threatened actions either (i) involving a claim against an Acquired Company of infringement, misappropriation, dilution or other violation of any Intellectual Property of any Person, or (ii) challenging the use, ownership, validity or enforceability of any Company Intellectual Property. No Acquired Company has received any written (including by electronic mail) or, to the Company’s knowledge, other notice alleging any of the foregoing.

(c) To the Company’s knowledge, no Person has, in the past twelve (12) months, infringed, misappropriated, diluted or otherwise violated, or is infringing, misappropriating, diluting or otherwise violating any Owned Intellectual Property, any Licensed Intellectual Property that is exclusively licensed to any member of the Acquired Companies or any Company Product, and no such claims have been made against any Person by an Acquired Company. No Acquired Company has received notice of, and to the Company’s knowledge, there are not any facts or circumstances that would constitute grounds for any such claim.

(d) The Acquired Companies are the sole and exclusive owners of all right, title and interest in and to all Owned Intellectual Property, free and clear of all Liens other than Permitted Liens. The Acquired Companies have valid, enforceable and continuing rights to use, sell, license, and otherwise commercially exploit, as the case may be, pursuant to a valid written Contract, all material Licensed Intellectual Property as the same is used, sold, licensed or otherwise commercially exploited by the Acquired Companies or as the same is otherwise necessary for the conduct of the business of each Acquired Company as currently conducted. The Owned Intellectual Property, along with the Licensed Intellectual Property (when used within the scope of the applicable license) (collectively, the “Company Intellectual Property”), constitutes all the Intellectual Property necessary and sufficient for the conduct and operation of the businesses of the Acquired Companies as currently conducted. None of the material Company Intellectual Property, or the Acquired Companies’ rights to own, use, practice, or otherwise commercially exploit the same, will be adversely affected by reasons of the execution and delivery of this Agreement, the performance by any member of the Acquired Companies of its obligations hereunder, or the consummation of the transactions contemplated by this Agreement. No loss or expiration of any material Company Intellectual Property is threatened, pending or reasonably foreseeable, except for Scheduled Intellectual Property expiring at the end of its statutory term or as otherwise indicated on Schedule 5.10(a).

(e) The Acquired Companies take, and have taken, all commercially reasonable measures necessary to protect and maintain the secrecy, confidentiality and value of all Trade Secrets included in the Owned Intellectual Property, and all Trade Secrets of any Person in the possession or control of any Acquired Company, or to which any Acquired Company has access or has had access, with respect to which any Acquired Company is subject to confidentiality obligations (“Company Trade Secrets”). No Company Trade Secrets have been authorized to be disclosed or have been actually disclosed by any Acquired Company to any Person other than pursuant to a valid and enforceable written non-disclosure agreement restricting the disclosure and use thereof.

(f) The Acquired Companies have entered into valid and enforceable written Contracts with each Person (including all past and current employees, independent contractors and consultants) involved in the creation, discovery, development or reduction to practice of any material Intellectual Property for or on behalf of any Acquired Company (including all Owned Intellectual Property) pursuant to which such Person has: (i) presently assigned to an Acquired Company all such Person’s right, title and interest in and to all Intellectual Property or Company Products created, discovered, developed or reduced to practice by such Person in the course of such Person’s employment or engagement thereby; and (ii) agreed to hold all Company Trade Secrets in confidence both during and after his, her or its employment or engagement, as applicable (the “Personnel IP Contracts”). All Personnel IP Contracts are in full force and effect, and have not suffered a material default or breach.

(g) No Open Source Software is or has been included, incorporated or embedded in, linked to, combined or distributed with or used in the development, maintenance, operation, delivery or provision of any Company Products in a manner that requires the contribution, licensing or disclosure to any third party of any portion of any Owned Intellectual Property (including Software) or that would otherwise diminish or transfer the rights of ownership of any Owned Intellectual Property (including Software) to any third party. The Acquired Companies have complied and are in compliance with all terms and conditions of all relevant licenses for Open Source Software used in the operation of the businesses of the Acquired Companies.

(h) The Acquired Companies own, or have valid rights to access and use pursuant to a written Contract, all IT Systems. The IT Systems are adequate for, and operate and perform in all material respects as needed by the Acquired Companies to conduct their businesses as currently conducted. To the Company’s knowledge, the IT Systems do not contain any viruses, worms, Trojan horses, bugs, faults or other devices, errors, contaminants or effects that (i) materially disrupt or adversely affect the functionality of any IT Systems, except as disclosed in their documentation, or (ii) enable or assist any Person to access without authorization any IT Systems. The Acquired Companies have taken adequate measures to maintain the performance and security of the IT Systems and the IT Systems have not suffered any material malfunction, failure or security breach. The Acquired Companies have reasonable back-up and disaster recovery arrangements in the event of a failure.

(i) The Acquired Companies and, to the Company’s knowledge, any Person processing Personal Information for or on the Acquired Companies’ behalf are, and have at all times been, in compliance with all Privacy Requirements in all material respects. The Acquired Companies have implemented and maintained adequate policies, procedures and systems for receiving and responding to requests from individuals concerning their Personal Information. None of the Acquired Companies’ privacy policies or notices contain any material omissions or are misleading or deceptive. The Acquired Companies have not received any written notice (including from third parties acting on its behalf) of any claims, charges, investigations, or regulatory inquiries related to or alleging the violation of any Privacy Requirements. To the knowledge of the Company, there are no facts or circumstances that could form the basis of any such claim, charge, investigation, or regulatory inquiry.

(j) The Acquired Companies have (i) implemented and, for at least the past two (2) years and, to the Company’s knowledge, for at least the past three (3) years, maintained, commercially reasonable and appropriate technical and organizational safeguards to protect all Personal Information and other confidential data in the possession or control of any of the Acquired Companies against loss, theft, misuse or unauthorized access, use, modification, alteration, destruction or disclosure, and (ii) taken commercially reasonable steps to require, including by making contractual commitments to the extent required by applicable Privacy Laws, that all third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle any Personal Information for or on behalf of the Acquired Companies have agreed to comply with applicable Privacy Laws and take reasonable steps to protect and secure Personal Information. To the knowledge of the Company, any third party who has provided any Personal Information to the Acquired Companies has done so in compliance with applicable Privacy Laws, including providing any notice and obtaining any consent required.

(k) In the past three (3) years, there have been no material breaches, security incidents, misuse of or unauthorized access to or disclosure of any Personal Information in the possession or control of the Acquired Companies or collected, used or processed by or on behalf of the Acquired Companies, and the Acquired Companies have not provided or been required to provide any notices to any Person in connection with any security incident or data breach involving any Personal Information. The Acquired Companies have conducted commercially reasonable data security testing or audits at reasonable and appropriate intervals and have resolved or remediated any material privacy or data security issues or vulnerabilities identified. Neither the Acquired Companies nor any third party acting at the direction or authorization of the Acquired Companies have paid (i) any perpetrator of any data breach incident or cyber-attack or (ii) any third party with actual or alleged information about any data breach incident or cyber-attack.

(l) To the Company’s knowledge, the Acquired Companies are not subject to any contractual requirements or other legal obligations that, following the Closing, would prohibit the Acquired Companies from receiving, accessing, storing or using any Personal Information in the manner in which the Acquired Companies received, accessed, stored and used such Personal Information prior to the Closing. The execution, delivery and performance of this Agreement materially complies with all applicable Privacy Requirements.

Section 5.11. Litigation. Except as set forth on Schedule 5.11, there are no material Actions or investigations pending or, to the Company’s knowledge, threatened against any of the Acquired Companies, at law or in equity, or before or by any Governmental Authority. Except as set forth on Schedule 5.11, none of the Acquired Companies is subject to any outstanding judgment, order or decree of any Governmental Authority as of the date hereof. There is no unsatisfied judgment or any open injunction binding upon any Acquired Company which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of any of the Acquired Companies to enter into and perform its obligations under this Agreement or any Transaction Agreement to which any of the Acquired Companies is a party, as applicable.

Section 5.12. Undisclosed Liabilities. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has any liability, debt or obligation, whether accrued, contingent, absolute, determined, determinable or otherwise, except for liabilities, debts or obligations (a) reflected or reserved for in the Financial Statements or disclosed in any notes thereto, (b) that have arisen since January 2, 2022 in the ordinary course of business of the Acquired Companies, (c) arising under this Agreement or the performance by the Company of its obligations hereunder, including transaction expenses, (d) disclosed in the Schedules or (e) that would not reasonably be expected to be material to the Acquired Companies, taken as a whole.

Section 5.13. Governmental Consents. Except for the requirements of the HSR Act, Securities Laws, rules and regulations of Nasdaq or NYSE, as applicable, and any other regulations that are required for the consummation of the transactions contemplated hereby and set forth on Schedule 5.13, no material authorization of any Governmental Authority is required in connection with any of the execution, delivery or performance of this Agreement or the other Transaction Agreements to be executed by the Company or the consummation by the Company of any other transaction contemplated hereby other than those that may be required by reason of Buyer’s (as opposed to any other Party’s) participation in the transactions contemplated hereby.

Section 5.14. Employee Benefit Plans.

(a) Schedule 5.14(a) of the Disclosure Schedules lists each material Company Plan. With respect to each material Company Plan (but, with respect to any non-United States Company Plan, only to the extent reasonably available), the Company has provided true, correct and complete copies of each of the following documents, to the extent applicable: (i) the current plan document; (ii) the most recent summary plan description, if any, required under ERISA with respect to any such Company Plan; (iii) the three (3) most recent annual reports on Form 5500, in each case, together with all attachments thereto, with respect to each Company Plan (if applicable), (iv) the most recent determination or opinion letter, if any, issued by the IRS with respect to each such Company Plan and (v) written summaries of all material non-written Company Plans (if applicable).

(b) Except as listed on Schedule 5.14(b), as of the date hereof, none of the Acquired Companies sponsors, maintains or contributes to or has any material liability with respect to any material Company Plans subject to Title IV of ERISA. Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, (i) each Company Plan has been administered in all material respects in compliance with its terms and all applicable Laws, including ERISA and the Code, and (ii) all contributions required to be made with respect to any Company Plan on or before the date hereof have been made and all obligations in respect of each Company Plan as of the date hereof have been accrued and reflected in the Company’s financial statements to the extent required by GAAP. Each Company Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS. There are no material actions, suits or proceedings (other than routine claims for benefits) pending or to the Company’s knowledge expressly threatened in writing against any Company Plan, as of the date hereof, and to the Company’s knowledge, no facts or circumstances exist that could reasonably be expected to give rise to any Proceeding and no condition exists that would subject the Company to any material Tax, fine, Lien, penalty or other liability imposed by ERISA, the Code, or other applicable Law, in each case, with respect to any Company Plan.

(c) None of the Acquired Companies has, either currently or within the past six (6) years, any current or contingent liability or obligation (including on account of any ERISA Affiliate) in respect of a single employer pension plan which is subject to Section 412 of the Code or Section 302 or Title IV of ERISA.

(d) None of the Acquired Companies has, either currently or within the past six (6) years), any current or contingent liability or obligation with respect to any Multiemployer Plan (including on account of any ERISA Affiliate).

(e) Except as listed on Schedule 5.14(e), none of the Acquired Companies have incurred any current or projected liability in respect of post-employment or post-retirement health, medical or life insurance benefits for current, former or retired employees of any of the Acquired Companies, except as required to avoid an excise Tax under Section 4980B of the Code or except as may otherwise be required pursuant to any other applicable Law.

(f) Except as listed on Schedule 5.14(f), neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement (whether alone or in connection with any other event(s)) will: (i) result in any payment or benefit becoming due to any current or former employee, contractor or director of any of the Acquired Companies under any Company Plan; (ii) increase the amount of any compensation or benefits payable to any current or former employee, contractor or director of any Acquired Company or under any Company Plan; (iii) result in the acceleration of the time of payment or the funding or vesting of any payment of compensation or benefits to any Company Employee under any of the Company Plans; or (iv) limit the right to merge, amend or terminate any Company Plan (except any limitations imposed by applicable Law, if any).

(g) Each Company Plan which constitutes in any part a “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) has been established, operated and maintained in compliance with Section 409A of the Code in all material respects. None of the Acquired Companies is party to any agreement providing for a gross-up of Taxes to an individual under Sections 409A or 4999 of the Code.

(h) No amount or benefit that could be, or has been, received (whether in cash or property or the vesting of property or the cancellation of indebtedness) by any current or former employee, officer or director of any Acquired Company who is reasonably expected to be a “disqualified individual” within the meaning of Section 280G of the Code would reasonably be expected to be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) as a result of the consummation of the transactions contemplated by this Agreement.

Section 5.15. Insurance. Schedule 5.15 sets forth each insurance policy maintained by each of the Acquired Companies as of the date hereof on their properties, assets, products, business or personnel (other than policies underlying any Company Plans) with respect to the policy period that includes the date of this Agreement (the “ Insurance Policies”). None of the Acquired Companies is in material default with respect to any provision contained in any Insurance Policy or has failed to give any notice or present any material claim under any Insurance Policy in due and timely fashion.

Section 5.16. Environmental Matters.

(a) The Acquired Companies are and have been in compliance for the past three (3) years with all Environmental Laws, which compliance includes obtaining, maintaining and complying with all Permits required under Environmental Laws, applicable to their operations and their occupancy of any real property listed on Schedule 5.07, except for any such non-compliance or failure to obtain or maintain Permits that would not reasonably be expected to be material to the Acquired Companies, taken as a whole;

(b) None of the Acquired Companies has received written notice from any Governmental Authority or Person regarding any actual or alleged violation of or liability under any Environmental Laws that is unresolved, except for such notices that would not reasonably be expected to be material to the Acquired Companies, taken as a whole;

(c) None of the Acquired Companies is subject to any pending or, to the Company’s knowledge, expressly threatened in writing, Actions asserting a remedial obligation or liability under Environmental Laws that would reasonably be expected to be material to the Acquired Companies, taken as a whole;

(d) No Acquired Company is subject to any outstanding Governmental Order pursuant to any applicable Environmental Law that would reasonably be expected to be material to the Acquired Companies, taken as a whole;

(e) No Acquired Company nor, to the Company’s knowledge, any predecessor of any Acquired Company or any other Person, has Released any Hazardous Material on, under, from or at any real property currently or formerly owned, operated or leased by any Acquired Company that would reasonably be expected to be material to the Acquired Companies, taken as a whole;

(f) No Acquired Company nor, to the Company’s knowledge, any entity previously owned by, or any predecessors of, any Acquired Company, has transported or arranged for the transportation of any Hazardous Material to any off-site location, or arranged for the treatment, storage, handling, disposal, or other management of any Hazardous Material at any off-site location, except in either case would not reasonably be expected to be material to the Acquired Companies, taken as a whole; and

(g) The Company has made available to Buyer in the dataroom all material environmental assessments, reports, audits, investigations or similar reports relating to the Acquired Companies or any real property currently or formerly owned, operated or leased by any Acquired Company or any entity for which any Acquired Company would be liable under Environmental Laws, in each case, that is in its possession or reasonable control and that relates to a pending material liability or material non-compliance of any Acquired Company under Environmental Laws.

Section 5.17. Affiliated Transactions. Except for any assets, property, services or rights to be made available to the Acquired Companies pursuant to employment relationships, and the provision of compensation and benefits to employees in the ordinary course of business, or as set forth on Schedule 5.17, no officer, director, manager or Affiliate of any of the Acquired Companies (other than the Acquired Companies) is a party to any agreement or Contract that is still in effect with any of the Acquired Companies or, to the Company’s knowledge, has any ownership interest in any material property owned by any of the Acquired Companies.

Section 5.18. Brokerage. Except as set forth on Schedule 5.18, there are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of any of the Acquired Companies.

Section 5.19. Permits; Compliance with Laws; Jewelry Laws; Vendor Compliance.

(a) Except as set forth on Schedule 5.19(a), each of the Acquired Companies holds, and is and for the past three (3) years has been, in compliance in all material respects with, all material Permits required for the operation of the Acquired Companies. None of the Acquired Companies has received written notice of any Actions pending or, to the Company’s knowledge, threatened, relating to the suspension, revocation or modification of any material Permit required for the operation of the business of the Acquired Companies.

(b) Except as set forth on Schedule 5.19(b), (i) the Acquired Companies comply and for the past three (3) years have complied, in all material respects, with all Laws applicable to the Acquired Companies, and (ii) none of the Acquired Companies has, during the past three (3) years, received any written notice of any Action against it alleging any material failure to comply with any applicable Law.

(c) Without limiting the foregoing, the Acquired Companies are, and at all times have been, in compliance in all material respects with all applicable Laws relating to diamonds, gemstones and jewelry administration (including, without limitations, the Supervision of Diamonds Law, Import and Export, 1979, the Kimberley Process, the Clean Diamond Trade Act, the Rough Diamonds Control Regulations and any other conflict minerals Laws) (collectively, “Jewelry Laws”). No Acquired Company has received any written notice of or been charged with the violation of any Jewelry Law. To the Company’s knowledge, no Acquired Company has been under investigation with respect to the violation of any Jewelry Laws.

(d) The Company has made available to Buyer true, correct and complete copies of the Company Vendor Policies and the Company’s Vendor Standards Manual. (i) Each Acquired Company has conducted its transactions in compliance in all material respects with applicable Company Vendor Policies and (ii) to the knowledge of the Company, suppliers and other business partners of the Acquired Companies have (A) complied in all material respects with the Company Vendor Policies and (B) complied in all material respects with the other provisions of the Company’s Vendor Standards Manual.

Section 5.20. International Trade Compliance; Sanctions. The Acquired Companies (a) are in compliance, and have in the past five (5) years complied, in all material respects, with all Sanctions Laws and import, export, and other international trade Laws and (b) have obtained all required licenses, consents, notices, waivers, approvals, orders, registrations, declarations, or other authorizations from, and have made any required filings with, any applicable Governmental Authority for the import, export, re-export, deemed export, deemed re-export, or transfer required under the international trade Laws and Sanctions Laws (the “Trade Approvals”). There are no pending or, to the knowledge of the Company, threatened, claims, complaints, charges, investigations, voluntary disclosures or legal proceedings against any of the Acquired Companies related to any international trade Laws or Sanctions Laws or any Trade Approvals. None of the Acquired Companies or any of their respective directors, officers, employees or, to the Company’s knowledge, agents is a Person that is, or is acting under the direction of, on behalf of or for the benefit of a Person that is, or is owned or controlled by a Person that (i) is the target of Sanctions Laws or restrictive export controls, (ii) is located, organized or ordinarily resident in a country or territory that is the target of comprehensive trade sanctions under Sanctions Laws (i.e., as of the date hereof, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, or the so-called Luhansk People’s Republic), (iii) is otherwise a Person with which transactions are prohibited under Sanctions Laws, or (iv) has transacted business with any of the foregoing Persons or in any of the foregoing jurisdictions, as applicable.

Section 5.21. Employees.

(a) Schedule 5.21(a) sets forth a true, correct, and complete list of all employees of the Acquired Companies, showing date of hire, hourly rate or salary or other basis of non-discretionary cash compensation, including annual bonus payments (if applicable), full-time or part-time status, exempt or non-exempt status, and job title or position. To the Company’s knowledge, as of the date of this Agreement, no director or officer of the Acquired Companies intends to terminate his or her employment relationship with the Acquired Companies within twelve (12) months following Closing.

(b) Except as set forth on Schedule 5.21(b), none of the Acquired Companies is party to or bound by any collective bargaining agreement with any labor organization, and there are no labor or collective bargaining agreements that pertain to any employee or group of employees of the Acquired Companies. No union, labor organization, or group of employees of the Acquired Companies has made a pending demand for recognition, and there are no representation proceedings or petitions seeking a representation proceeding presently pending or, to the Company’s knowledge, threatened to be brought or filed, with the National Labor Relations Board or other labor relations tribunal. Except as set forth on Schedule 5.21: (i) to the Company’s knowledge, there are and within the past three (3) years have been no union organizing activities involving employees of the Acquired Companies; (ii) there are no pending or, to the Company’s knowledge, threatened strikes, work stoppages, walkouts, lockouts, unfair labor practice charges, or similar material grievances or other labor disputes pending or, to the Company’s knowledge, threatened against the Acquired Companies or any employee of the Acquired Companies, and no such disputes have occurred within the past three (3) years; and (iii) within the past three (3) years, none of the Acquired Companies has committed a material unfair labor practice, and there are no pending or, to the Company’s knowledge, threatened, unfair labor practice charges or complaints against any of the Acquired Companies.

(c) The Acquired Companies are, and for the past three (3) years, have been, in material compliance with all Laws relating to the employment of labor, including all such Laws relating to wages (including minimum wage and overtime), hours of work, child labor, discrimination, civil rights, withholdings and deductions, classification and payment of employees, independent contractors and consultants, temporary employees, joint employment, employment equity, the Affordable Care Act (ACA), WARN and any similar state or local “mass layoff” or “plant closing” Law, collective bargaining, occupational health and safety, workers’ compensation, and immigration. None of the Acquired Companies has taken any action which would constitute a “plant closing” or “mass layoff” within the meaning of WARN or issued any notification of a plant closing or mass layoff required by WARN with the six (6) months prior to the Closing.

(d) There are no complaints, charges or claims against the Acquired Companies pending or, to knowledge of the Company, threatened that could be brought or filed with any Governmental Authority, or based on, arising out of, in connection with or otherwise relating to the employment or termination of employment or failure to employ by the Acquired Companies, of any individual.

(e) No Governmental Order, consent decree, or arbitration award imposes continuing remedial obligations or otherwise limits or affects the Acquired Companies’ ability to manage its employees, service providers, or job applicants.

(f) In the past three (3) years, the Acquired Companies have incurred no material outstanding liability arising from (i) the failure to pay wages (including overtime wages), (ii) the misclassification of employees as independent contractors and/or, (iii) the misclassification of full time equivalent employees as temporary employees or (iv) the misclassification of employees as exempt from the requirements of the Fair Labor Standards Act or similar state Laws.

(g) To the Company’s knowledge, the current employees of the Acquired Companies who work in the United States are authorized and have appropriate documentation to work in the United States. None of the Acquired Companies has, in the past three (3) years, been notified of any pending or threatened investigation by any branch or department of U.S. Immigration and Customs Enforcement (“ICE”), or other federal agency charged with administration and enforcement of federal immigration Laws concerning the Acquired Companies. To the Company’s knowledge, the Acquired Companies have never received any “no match” notices from ICE, the Social Security Administration, or the IRS with respect to current employees.

(h) The Acquired Companies have reasonably investigated all employment discrimination and sexual harassment allegations of, or against, any employee of the Acquired Companies brought to the Company’s knowledge.

(i) The Acquired Companies have satisfied in all material respects any labor-related consent, bargaining, or notice obligations owed to any unions, labor organizations, groups of employees of the Acquired Companies, or any Governmental Authority arising in connection with the execution and delivery of this Agreement and the performance of this Agreement.

Section 5.22. Anti-Corruption. None of the Acquired Companies, or any of their respective officers, directors, managers, employees or, to the Company’s knowledge, any agents or other Person acting or purporting to act on behalf of any Acquired Company (each, an “Acquired Company Representative”) has in the past five (5) years (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity, (b) made any unlawful payment or unlawfully offered, promised, or authorized the giving of anything of value to any Governmental Authority, (c) materially violated any applicable anti-money laundering or anti-terrorism Law or regulation, or (d) taken any action which would cause any Acquired Company to be in material violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-money laundering, anti-corruption or anti-bribery Law. Without limiting the foregoing, none of the Acquired Companies, or any Acquired Company Representative, has offered, given, promised to give, or authorized the giving of any money or anything of value to any Government Official or to any Person under circumstances where any Acquired Company knew or had reason to suspect that all or a portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any Government Official, in each case for the purpose of (i) influencing any act or decision of such Government Official in his or her official capacity; (ii) inducing such Government Official or other Person to perform or omit to perform any activity related to his or her legal duties; (iii) securing any improper advantage from such Government Official; or (iv) inducing such Government Official or other Person to influence or affect any act or decision of any Governmental Authority, in each case, in order to assist any Acquired Company, in obtaining or retaining business for or with, or in directing business to or securing any other improper benefit for, any Acquired Company. There are and have been in the past five (5) years no internal investigations, third-party investigations (including by any Governmental Authority), internal or external audits, or internal or external reports that address or allege material violations by any Acquired Company of the United States Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption, anti-bribery, or anti-money laundering Law.

Section 5.23. Proxy Statement. None of the information relating to the Acquired Companies supplied by the Company, or by any other Person acting on behalf of the Company, in writing specifically for inclusion in the Proxy Statement will, as of the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to Buyer’s stockholders, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement, insofar as it relates to information supplied by or on behalf of the Company related to the Acquired Companies for inclusion therein, will comply as to form in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF BUYER PARTIES

Except as set forth in the Schedules to this Agreement dated as of the date of this Agreement (each of which qualifies (a) the correspondingly numbered representation or warranty if specified therein and (b) such other representations or warranties where its relevance as an exception to (or disclosure for purposes of) such other representation or warranty is reasonably apparent) or in the SEC Reports filed or furnished by Buyer prior to the date hereof (excluding (x) any disclosures in such SEC Reports under the headings “Risk Factors,” “Forward-Looking Statements,” or “Qualitative Disclosures About Market Risk” and other disclosures that are predictive, cautionary or forward looking in nature and (y) any exhibits or other documents appended thereto), each Buyer Party represents and warrants to the Company as follows:

Section 6.01. Corporate Organization. Each of Buyer and First Merger Sub is duly incorporated and is validly existing as a corporation in good standing under the Laws of Delaware and has the corporate power and authority to own, lease or operate its assets and properties and to conduct its business as it is now being conducted. Second Merger Sub is duly formed and is validly existing as a limited liability company in good standing under the Laws of Delaware and has the limited liability company power and authority to own, lease or operate its assets and properties and to conduct its business as it is now being conducted. The copies of the organizational documents of each of the Buyer Parties made available by Buyer to the Company (a) are true, correct and complete, (b) are in full force and effect and (c) have not been amended in any respect as of the date of this Agreement. Each of the Buyer Parties is, and at all times has been, in compliance in all material respects with all restrictions, covenants, terms and provisions set forth in its respective organizational documents. Each of the Buyer Parties is duly licensed or qualified and in good standing as a foreign corporation or foreign limited liability company, as applicable, in all jurisdictions in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified has not and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer Parties to enter into this Agreement or consummate the transactions contemplated hereby.

Section 6.02. Due Authorization.

(a) Each of the Buyer Parties has all requisite corporate or entity power and authority to execute and deliver this Agreement and each Transaction Agreement to which it is a party and, upon receipt of approval of the Buyer Stockholder Matters by the Buyer Stockholders, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been duly, validly and unanimously authorized and approved by the board of directors or equivalent governing body of the applicable Buyer Party and, except for approval of the Buyer Stockholder Matters by the Buyer Stockholders, no other corporate or equivalent proceeding on the part of any Buyer Party is necessary to authorize this Agreement or such Transaction Agreements or any Buyer Party’s performance hereunder or thereunder. By Buyer’s execution and delivery hereof, it has provided all approvals on behalf of equityholders of First Merger Sub and Second Merger Sub required for the transactions contemplated hereby. This Agreement has been, and each such Transaction Agreement to which such Buyer Party will be party, will be duly and validly executed and delivered by such Buyer Party and, assuming due authorization and execution by each other Party hereto and thereto, this Agreement constitutes, and each such Transaction Agreement to which such Buyer Party will be party will constitute, a legal, valid and binding obligation of such Buyer Party, enforceable against each Buyer Party in accordance with its terms, subject to the Enforceability Exceptions.

(b) Assuming a quorum is present at the Special Meeting, as adjourned or postponed, the only votes of any of Buyer’s capital stock necessary in connection with the entry into this Agreement by Buyer, the consummation of the transactions contemplated hereby, including the Closing, and the approval of the Buyer Stockholder Matters are as set forth on Schedule 6.02(b).

(c) At a meeting duly called and held, the board of directors of Buyer has unanimously: (i) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of Buyer’s stockholders; (ii) determined that the fair market value of the Company is equal to at least eighty percent (80%) of the amount held in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) as of the date hereof; (iii) approved the transactions contemplated by this Agreement as a Business Combination; and (iv) resolved to recommend to the stockholders of Buyer approval of the transactions contemplated by this Agreement.

Section 6.03. No Conflict. The execution, delivery and performance of this Agreement and any Transaction Agreement to which any Buyer Party is a party by such Buyer Party and, upon receipt of approval of the Buyer Stockholder Matters by the Buyer Stockholders, the consummation of the transactions contemplated hereby or by any Transaction Agreement do not and will not (with or without due notice or lapse of time, or both) (a) conflict with or violate any provision of, or result in the breach of any provision of the Buyer Organizational Documents or any organizational documents of any Subsidiaries of Buyer, (b) conflict with or result in any violation of, or constitute a breach of, any provision of any Law or Governmental Order applicable to Buyer, any Subsidiaries of Buyer or any of their respective properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any Contract to which Buyer or any Subsidiaries of Buyer is a party or by which any of their respective assets or properties may be bound or affected, or (d) result in the creation of any Lien upon any of the properties or assets or equity securities or equity interests of Buyer or any Subsidiaries of Buyer, except (in the case of clauses (b), (c) or (d) above) for such violations, conflicts, breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of any of the Buyer Parties to enter into and perform their respective obligations under this Agreement or any Transaction Agreement to which any of the Buyer Parties is a party, as applicable.

Section 6.04. Litigation and Proceedings. As of the date of this Agreement, there are no pending or, to the knowledge of Buyer, threatened, Actions and, to the knowledge of Buyer, there are no pending or threatened investigations, in each case, against any Buyer Party, or otherwise affecting any Buyer Party or their respective assets, including any condemnation or similar proceedings, which, if determined adversely, could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of any of the Buyer Parties to enter into and perform their respective obligations under this Agreement or any Transaction Agreement to which any of the Buyer Parties is a party, as applicable. As of the date of this Agreement, there is no unsatisfied judgment or any open injunction binding upon any Buyer Party that could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of any of the Buyer Parties to enter into and perform its obligations under this Agreement or any Transaction Agreement to which any of the Buyer Parties is a party, as applicable.

Section 6.05. Compliance with Applicable Law. Each Buyer Party (a) is (and since its organization, incorporation or formation, as applicable, has been) in compliance with all applicable Laws, and (b) as of the date of this Agreement, has not received any written communications or, to each Buyer Party’s knowledge, any other communications from a Governmental Authority that alleges that any Buyer Party is not in compliance with any Law or Governmental Order, except in each case of except in the case of clauses (a) and (b) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of any of the Buyer Parties to enter into and perform their respective obligations under this Agreement or any Transaction Agreement to which any of the Buyer Parties is a party, as applicable.

Section 6.06. Governmental Authorities; Consents. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of any Buyer Party with respect to the execution, delivery or performance of this Agreement by each Buyer Party or any Transaction Agreement to which any of the Buyer Parties is a party, as applicable, or the consummation of the transactions contemplated hereby or thereby, except for the filing of the Merger Certificates with the Secretary of State of the State of Delaware, any applicable requirements of the HSR Act, Securities Laws and the rules and regulations of Nasdaq or NYSE, as applicable, and any other regulations that are required for the consummation of the transactions contemplated hereby and set forth on Schedule 5.13.

Section 6.07. Financial Ability; Trust Account.

(a) As of June 9, 2022, there is at least $321,283,642.06 invested in a trust account (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, a New York corporation, acting as trustee (the “Trustee”), pursuant to the Investment Management Trust Agreement, dated December 7, 2020, by and between Buyer and the Trustee on file with the SEC Reports of Buyer as of the date of this Agreement (the “Trust Agreement”). Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement, the Buyer Organizational Documents and Buyer’s final prospectus dated December 7, 2020. Amounts in the Trust Account are invested in United States Government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. Buyer has performed all material obligations required to be performed by it to date under, and is not in material default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a material default or breach thereunder. As of the date hereof, to Buyer’s knowledge, there are no claims or proceedings pending with respect to the Trust Account. Since December 7, 2020, Buyer has not released any money from the Trust Account (other than interest income earned on the principal held in the Trust Account as permitted by the Trust Agreement). As of the First Effective Time, the obligations of Buyer to dissolve or liquidate pursuant to the Buyer Organizational Documents shall terminate, and, as of the First Effective Time, Buyer shall have no obligation whatsoever pursuant to the Buyer Organizational Documents to dissolve and liquidate the assets of Buyer by reason of the consummation of the Transactions. To Buyer’s knowledge, as of the date hereof, following the First Effective Time, no stockholder of Buyer shall be entitled to receive any amount from the Trust Account except to the extent such stockholder shall have elected to tender its shares of Buyer Class A Common Stock for redemption pursuant to the Buyer Stockholder Redemption. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of Buyer and, to the knowledge of Buyer, the Trustee, enforceable in accordance with its terms, subject to the Enforceability Exceptions. The Trust Agreement has not been terminated, repudiated, rescinded, amended or supplemented or modified, in any respect, and, to the knowledge of Buyer, no such termination, repudiation, rescission, amendment, supplement or modification is contemplated. There are no side letters and there are no Contracts, arrangements or understandings, whether written or oral, with the Trustee or any other Person that would (i) cause the description of the Trust Agreement in the SEC Reports to be inaccurate or (ii) entitle any Person (other than stockholders of Buyer who shall have elected to redeem their shares of Buyer Class A Common Stock pursuant to the Buyer Stockholder Redemption or the underwriters of Buyer’s initial public offering in respect of their Deferred Discount (as defined in the Trust Agreement)) to any portion of the proceeds in the Trust Account.

(b) As of the date hereof, assuming the accuracy of the representations and warranties of the Company contained herein and the compliance by the Company with its respective obligations hereunder, except for the Buyer Stockholder Redemption, Buyer has no reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to Buyer on the Closing Date.

(c) As of the date hereof, Buyer does not have, or have any present intention, agreement, arrangement or understanding to enter into or incur, any obligations with respect to or under any Indebtedness.

Section 6.08. Brokers’ Fees. Except fees described on Schedule 6.08 (including the amounts owed with respect thereto), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee, underwriting fee, deferred underwriting fee, commission or other similar payment in connection with the transactions contemplated by this Agreement based upon arrangements made by Buyer or any of its Affiliates, including the Sponsor.

Section 6.09. SEC Reports; Financial Statements; Sarbanes-Oxley Act; Undisclosed Liabilities.

(a) Buyer has filed in a timely manner all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since December 10, 2020 (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “SEC Reports”). None of the SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of Buyer as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended. No Buyer Party has any material off-balance sheet arrangements that are not disclosed in the SEC Reports.

(b) Buyer has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to Buyer is made known to Buyer’s principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. To Buyer’s knowledge, such disclosure controls and procedures are effective in timely alerting Buyer’s principal executive officer and principal financial officer to material information required to be included in Buyer’s periodic reports required under the Exchange Act.

(c) Buyer has established and maintained a system of internal controls. To Buyer’s knowledge, such internal controls are sufficient to provide reasonable assurance regarding the reliability of Buyer’s financial reporting and the preparation of Buyer’s financial statements for external purposes in accordance with GAAP.

(d) There are no outstanding loans or other extensions of credit made by Buyer to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Buyer. Buyer has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(e) Neither Buyer (including any employee thereof) nor Buyer’s independent auditors has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by Buyer, (ii) any fraud, whether or not material, that involves Buyer’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by Buyer or (iii) any claim or allegation regarding any of the foregoing.

(f) To the knowledge of Buyer, as of the date hereof, there are no outstanding SEC comments from the SEC with respect to the SEC Reports. To the knowledge of Buyer, none of the SEC Reports filed on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof.

Section 6.10. Business Activities.

(a) Since its incorporation, Buyer has not conducted any business activities other than activities directed toward the accomplishment of a Business Combination. Except as set forth in the Buyer Organizational Documents, there is no agreement, commitment, or Governmental Order binding upon Buyer or to which Buyer is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of Buyer or any acquisition of property by Buyer or the conduct of business by Buyer as currently conducted or as contemplated to be conducted as of the Closing other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a material adverse effect on the ability of Buyer to enter into and perform its obligations under this Agreement. Each of First Merger Sub and Second Merger Sub was formed solely for the purpose of engaging in a Business Combination, has not conducted any business prior to the date hereof and has no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and any Transaction Agreement to which it is a party, as applicable, and the other transactions contemplated by this Agreement and such Transaction Agreements, as applicable.

(b) Buyer does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Transactions, neither Buyer nor any of its Subsidiaries has any interests, rights, obligations or liabilities with respect to, or is party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or could reasonably be interpreted as constituting, a Business Combination.

(c) Except for this Agreement and the agreements expressly contemplated hereby (including any agreements permitted by Section 8.03) or as set forth on Schedule 6.10(c), no Buyer Party is, and at no time has been, party to any Contract with any other Person that would require payments by any Buyer Party in excess of $10,000 monthly, $100,000 in the aggregate with respect to any individual Contract or more than $500,000 in the aggregate when taken together with all other Contracts (other than this Agreement and the agreements expressly contemplated hereby (including any agreements permitted by Section 8.03) and Contracts set forth on Schedule 6.10(c)).

(d) There is no liability, debt or obligation against Buyer or its Subsidiaries, except for liabilities and obligations (i) reflected or reserved for on Buyer’s consolidated balance sheet as of January 2, 2022 or disclosed in the notes thereto (other than any such liabilities not reflected, reserved or disclosed as are not and would not be, in the aggregate, material to Buyer and its Subsidiaries, taken as a whole), (ii) that have arisen since the date of Buyer’s consolidated balance sheet as of January 2, 2022 in the ordinary course of the operation of business of Buyer and its Subsidiaries (other than any such liabilities as are not and would not be, in the aggregate, material to Buyer and its Subsidiaries, taken as a whole), (iii) disclosed in the Schedules or (iv) incurred in connection with or contemplated by this Agreement or the Transactions.

Section 6.11. Tax Matters.

(a) All material Tax Returns required by Law to be filed by any of the Buyer Parties have been timely filed (taking into account any applicable extensions), and all such Tax Returns are true, correct and complete in all material respects.

(b) All material amounts of Taxes due and payable by any of the Buyer Parties, whether or not shown on any Tax Return, have been paid.

(c) Each Buyer party has (i) withheld and deducted all material amounts of Taxes required to have been withheld or deducted by it in connection with amounts paid or owed to any employee, independent contractor, creditor, shareholder or any other third party, (ii) remitted, or will remit on a timely basis, such amounts to the appropriate Taxing Authority and (iii) complied in all material respects with applicable Law with respect to Tax withholding, including all reporting and record keeping requirements.

(d) No Buyer Party is currently engaged in any material audit, administrative proceeding or judicial proceeding with respect to Taxes. No Buyer Party has received any written notice from a Taxing Authority of a dispute or claim with respect to any material amount of Taxes, other than disputes or claims that have since been resolved, and to Buyer’s knowledge, no such claims have been threatened. No claim has been made by any Taxing Authority in writing in a jurisdiction where any Buyer Party does not file a Tax Return that such entity is or may be subject to Taxes by that jurisdiction. There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, a material amount of Taxes of any Buyer Party.

(e) There are no Liens with respect to Taxes on any of the assets of any Buyer Party, other than Permitted Liens.

(f) No Buyer Party has taken any action (or permitted any action to be taken), or is aware of any fact or circumstance, that would reasonably be expected to prevent the First Merger and the Second Merger, taken together, from qualifying for the Intended Income Tax Treatment.

(g) All of the membership interests in Second Merger Sub are owned by Buyer, and Second Merger Sub is, and has been since formation, disregarded as an entity (within the meaning of Treasury Regulations Section 301.7701-3) separate from Buyer for U.S. federal income Tax purposes.

This Section 6.11 is the sole and exclusive representation and warranty of the Buyer in respect of Taxes.

Section 6.12. Capitalization.

(a) As of the date hereof, the authorized capital stock of Buyer consists of 111,000,000 shares of capital stock, each with a par value of $0.0001 per share, including (i) 100,000,000 shares of Buyer Class A Common Stock and (ii) 10,000,000 shares of Buyer Class B Common Stock and (iii) 1,000,000 shares of preferred stock of Buyer, of which (A) 31,625,000 shares of Buyer Class A Common Stock are issued and outstanding as of the date of this Agreement, (B) 7,906,250 shares of Buyer Class B Common Stock are issued and outstanding as of the date of this Agreement and (C) no preferred stock is issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Buyer Common Stock and Buyer Warrants, including the shares of Buyer Common Stock issuable upon exercise thereof (and assuming, solely with respect to any issuances that will actually occur after the Closing, no contradictory action is taken by the Surviving Entity after the Closing), (1) have been, or when issued will have been, duly authorized and validly issued and are fully paid and nonassessable, (2) were, or when issued will have been, issued in compliance in all material respects with applicable Law, (3) were not, or when issued will not have been, issued in breach or violation of any preemptive rights or Contract and (4) are, or when issued will be, fully vested and not otherwise subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code, except as disclosed in the SEC Reports with respect to certain Buyer Common Stock held by the Sponsor. As of the date hereof, Buyer has issued 28,631,250 Buyer Warrants that entitle the holder thereof to purchase Buyer Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in the applicable warrant agreement.

(b) Immediately prior to the closing of the transactions contemplated by the PIPE Subscription Agreements and the completion of the Mergers, the authorized capital stock of Buyer will be as set forth in the Buyer Charter. All shares of Buyer Common Stock to be issued pursuant to this Agreement or pursuant to the PIPE Subscription Agreements will, when issued, (1) be duly authorized and validly issued and fully paid and nonassessable, (2) assuming the accuracy of the Company’s representations and warranties hereunder and the representations and warranties of the PIPE Investors in the PIPE Subscription Agreements, be issued in compliance in all material respects with applicable Law and (3) not be issued in breach or violation of any preemptive rights or Contract.

(c) Except for this Agreement, the Buyer Warrants, the Company Convertible Preferred Shares and the PIPE Subscription Agreements, as of the date hereof, there are (i) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of Buyer Common Stock or the equity interests of Buyer, or any other Contracts to which Buyer is a party or by which Buyer is bound obligating Buyer to issue or sell any shares of capital stock of, other equity interests in or debt securities of, Buyer, and (ii) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in Buyer. Except as disclosed in the SEC Reports, the Buyer Organizational Documents or in the Sponsor Support Agreement, there are no outstanding contractual obligations of Buyer to repurchase, redeem or otherwise acquire any securities or equity interests of Buyer. There are no outstanding bonds, debentures, notes or other indebtedness of Buyer having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which Buyer’s stockholders may vote. Except as disclosed in the SEC Reports, Buyer is not a party to any shareholders agreement, voting agreement or registration rights agreement relating to Buyer Common Stock or any other equity interests of Buyer. Except for the other Buyer Parties, Buyer does not own any capital stock or any other equity interests in any other Person or have any right, option, warrant, conversion right, stock appreciation right, redemption right, repurchase right, agreement, arrangement or commitment of any character under which a Person is or may become obligated to issue or sell, or give any right to subscribe for or acquire, or in any way dispose of, any shares of the capital stock or other equity interests, or any securities or obligations exercisable or exchangeable for or convertible into any shares of the capital stock or other equity interests, of such Person.

Section 6.13. Nasdaq Stock Market Listing. The issued and outstanding units of the Buyer, each such unit comprised of one share of Buyer Class A Common Stock and one-half of one Buyer Warrant, are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “MUDSU”. The issued and outstanding shares of Buyer Class A Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “MUDS”. The issued and outstanding Buyer Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “MUDSW”. As of the date of this Agreement, (a) Buyer is in compliance in all material respects with the applicable Nasdaq corporate governance requirements for the continued listing of Buyer Class A Common Stock and Buyer Warrants, and (b) there is no Action pending or, to Buyer’s knowledge, threatened in writing against Buyer by Nasdaq or the SEC with respect to any intention by such entity to deregister the Buyer Class A Common Stock or Buyer Warrants or terminate the listing of the Buyer Class A Common Stock or the Buyer Warrants on Nasdaq. None of Buyer or its Affiliates has taken any action in an attempt to intentionally terminate the registration of the Buyer Class A Common Stock or Buyer Warrants under the Exchange Act except as contemplated by this Agreement. Buyer has not received any written notice from Nasdaq or the SEC regarding the revocation of such listing or otherwise regarding the delisting of the Buyer Class A Common Stock from Nasdaq or the SEC.

Section 6.14. PIPE Financing.

(a) Buyer has delivered to the Company true, correct and complete copies of each of the PIPE Subscription Agreements entered into by Buyer with the applicable PIPE Investors named therein, pursuant to which the PIPE Investors have committed to provide equity financing to Buyer in connection with the Transactions in the aggregate amount of the PIPE Financing Amount. To the knowledge of Buyer, with respect to each PIPE Investor, the PIPE Subscription Agreement with such PIPE Investor is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by Buyer. Each PIPE

Subscription Agreement is a legal, valid, binding and enforceable obligation of Buyer and, to the knowledge of Buyer (provided, that such knowledge qualification will not apply to any PIPE Investor who is, or is an Affiliate of, Buyer), each PIPE Investor (in each case, subject to the Enforceability Exceptions), and neither the execution or delivery by any party thereto nor the performance of any party’s obligations under any such PIPE Subscription Agreement violates any Laws. The PIPE Subscription Agreements provide that the Company is a third-party beneficiary thereof and is entitled to enforce such agreements against the PIPE Investor. There are no other agreements, side letters, or arrangements between Buyer and any PIPE Investor relating to any PIPE Subscription Agreement that could affect the obligation of such PIPE Investors to contribute to Buyer the applicable portion of the PIPE Financing Amount set forth in the PIPE Subscription Agreement of such PIPE Investors, and, as of the date hereof, Buyer does not know of any facts or circumstances that may reasonably be expected to result in any of the conditions set forth in any PIPE Subscription Agreement not being satisfied, or the PIPE Financing Amount not being available to Buyer, on the Closing Date. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Buyer under any material term or condition of any PIPE Subscription Agreement and, as of the date hereof, Buyer has no reason to believe that it will be unable to satisfy in all material respects on a timely basis any term or condition of closing to be satisfied by it contained in any PIPE Subscription Agreement. The PIPE Subscription Agreements contain all of the conditions precedent to the obligations of the PIPE Investors to contribute to Buyer the applicable portion of the PIPE Financing Amount set forth in the PIPE Subscription Agreements on the terms therein.

(b) No fees, consideration or other discounts are payable or have been agreed by Buyer or any of its Subsidiaries (including, from and after the Closing, the Acquired Companies) to any PIPE Investor in respect of its PIPE Investment or, except as set forth in the PIPE Subscription Agreements.

Section 6.15. Reserved. [Reserved.]

Section 6.16. Sponsor Support Agreement. Buyer has delivered to the Company a true, correct and complete copy of the Sponsor Support Agreement. The Sponsor Support Agreement is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by Buyer. The Sponsor Support Agreement is a legal, valid and binding obligation of Buyer and, to the knowledge of Buyer, each other party thereto and neither the execution or delivery by any party thereto, nor the performance of any party’s obligations under, the Sponsor Support Agreement violates any provision of, or results in the breach of or default under, or require any filing, registration or qualification under, any applicable Law. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Buyer under any material term or condition of the Sponsor Support Agreement.

Section 6.17. Related Party Transactions. Except as described in the SEC Reports, in connection with the PIPE Investment or as set forth on Schedule 6.17, there are no transactions, Contracts, side letters, arrangements or understandings between any Buyer Party, on the one hand, and any director, officer, employee, stockholder, warrant holder or Affiliate of such Buyer Party. No fees or expenses are payable to the Sponsor or any of its Affiliates as a result of the transactions contemplated hereby.

Section 6.18. Proxy Statement. Neither the Proxy Statement nor any information contained (other than information provided for inclusion in the Proxy Statement by the Company, as to which Buyer makes no representations to the Company) therein will, as of the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to Buyer’s stockholders, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement, insofar as it relates to information supplied by or on behalf of Buyer for inclusion therein, will comply as to form in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder.

Section 6.19. Investment Company Act. Neither the Buyer nor any of its Subsidiaries is an “investment company” within the meaning of the Investment Company Act.

ARTICLE VII

COVENANTS OF THE COMPANY

Section 7.01. Conduct of Business. From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms (the “Interim Period”), the Company shall, and shall cause its Subsidiaries to, except as expressly contemplated by this Agreement (including, for the avoidance of doubt, any action taken by the Company or any Contract entered into by the Company in contemplation of or in connection with any Specified Third Party Transaction that is not prohibited by Section 9.03 of this Agreement), set forth on Schedule 7.01 or expressly consented to in writing by Buyer (which consent shall not be unreasonably conditioned, withheld, delayed or denied), (i) use its commercially reasonable efforts to operate its business in the ordinary course of business (including, for the avoidance of doubt, recent past practice in light of COVID-19); (ii) use its commercially reasonable efforts to continue to accrue and collect accounts receivable, accrue and pay accounts payable and other expenses, establish reserves for uncollectible accounts and manage inventory in accordance with past custom and practice (including, for the avoidance of doubt, recent past practice in light of COVID-19); and (iii) use its commercially reasonable efforts to take the actions set forth on Schedule 7.01(iii). Notwithstanding anything to the contrary contained herein, nothing herein shall prevent the Company or any of its Subsidiaries from taking or failing to take any action in good faith, including the establishment of any policy, procedure or protocol, reasonably necessary or appropriate to comply with any COVID-19 Measures and (x) no such actions or failure to take such actions shall be deemed to violate or breach this Agreement in any way, (y) all such actions or failure to take such actions shall be deemed to constitute an action taken in the ordinary course of business and (z) no such actions or failure to take such actions shall serve as a basis for Buyer to terminate this Agreement or assert that any of the conditions to the Closing contained herein have not been satisfied. Without limiting the generality of the foregoing, except as contemplated by this Agreement, as set forth on Schedule 7.01, as consented to by Buyer in writing (which consent shall not be unreasonably conditioned, withheld or delayed), or as required by Law, the Company shall not, and the Company shall cause its Subsidiaries not to, during the Interim Period, except as otherwise contemplated by this Agreement:

(a) change or amend the Organizational Documents of the Company;

(b) make, declare, set aside, establish a record date for or pay any dividend or distribution, other than any dividends or distributions from any wholly-owned Subsidiary of the Company to the Company or any other wholly-owned Subsidiaries of the Company;

(c) enter into, assume, assign, partially or completely amend any material term of, modify any material term of or terminate (excluding any expiration in accordance with its terms) any collective bargaining or similar agreement (including agreements with works councils and trade unions and side letters) to which the Company or its Subsidiaries is a party or by which it is bound, other than entry into such agreements in the ordinary course of business;

(d) (i) issue, deliver, sell, transfer, pledge, dispose of or place any Lien (other than a Permitted Lien) on any shares of capital stock or any other equity or voting securities of the Company or any of its Subsidiaries or (ii) issue or grant any options, warrants or other rights to purchase or obtain any shares of capital stock or any other equity or voting securities of the Company (other than in connection with the exercise of any Company Options);

(e) sell, assign, transfer, convey, lease, license, abandon, allow to lapse or expire, subject to or grant any Lien (other than Permitted Liens) on, or otherwise dispose of, any material assets (including the Owned Real Property), rights or properties of the Acquired Companies, taken as a whole, other than the sale or license of Software, goods and services to customers, or the sale or other disposition of assets or equipment deemed by the Company in its reasonable business judgment to be obsolete or no longer be material to the business of the Acquired Companies, in each such case, in the ordinary course of business;

(f) sell, license, assign, transfer, waive, abandon, allow to lapse, fail to maintain or otherwise dispose of any Intellectual Property (other than (i) non-exclusive licenses granted in the ordinary course of business or (ii) with respect to Intellectual Property that the Acquired Companies have determined, in the exercise of their commercially reasonable business judgment, to be immaterial or obsolete) or disclose any material Company Trade Secrets to any Person (other than in the ordinary course of business to a Person bound by adequate, written confidentiality obligations);

(g) (i) cancel or compromise any claim or Indebtedness owed to the Company or any of its Subsidiaries in excess of $500,000 in the aggregate, (ii) settle any pending or threatened Action (A) if such settlement would require (x) payment by the Company in an amount greater than $500,000 or (y) any of the Acquired Companies to perform or satisfy material continuing obligations, (B) to the extent such settlement includes an agreement to accept or concede injunctive relief or (C) to the extent such settlement involves a Governmental Authority or alleged criminal wrongdoing, or (iii) agree to modify in any respect materially adverse to the Acquired Companies any confidentiality or similar Contract to which the Company or any of its Subsidiaries are a party;

(h) except as otherwise required by Law, or by the terms of any existing Company Plans, Contract or collective bargaining agreement, each as in effect on the date hereof, (i) increase the compensation or benefits of any Company Employee except (A) for increases in salaries, hourly wage rates, declarations of bonuses or benefits (other than severance, retention or retirement benefits) made in the ordinary course of business to any Company Employee with an annual base salary less than $300,000 or (B) for ordinary course annual salary increases for calendar year 2022 for all employees that do not exceed, in the aggregate, five percent (5%) of the aggregate salary paid by the Acquired Companies in calendar year 2021, and that do not exceed ten percent (10%) of the annual base salary for any individual, (ii) make any grant of any transaction bonus or any severance, retention or termination payment to any Company Employee, except in connection with the promotion, hiring (to the extent permitted by clause (iv) of this paragraph) of any employee in the ordinary course of business, (iii) make any change in the key management structure of the Company or any of its Subsidiaries, including the hiring of additional officers or the termination of existing officers, (iv) hire any employee or individual independent contractor of the Company or its Subsidiaries or any other individual who is providing or will provide services to the Company or its Subsidiaries, other than the hiring of any employee or service provider with an annual base salary or wage rate of less than $300,000 in the ordinary course of business or (v) establish, adopt, enter into, materially amend in any respect or terminate any material Company Plan or any material plan, agreement, program, policy or other arrangement that would be a material Company Plan if it were in existence as of the date of this Agreement, except as otherwise permitted by clauses (i) and (ii) of this paragraph;

(i) directly or indirectly acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by purchasing all of or a substantial equity interest in, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association or other entity or Person or division thereof other than in the ordinary course of business;

(j) make any loans or advance any money or other property to any Person, except for (i) advances in the ordinary course of business to any Company Employee for expenses not to exceed $50,000 individually or $500,000 in the aggregate, (ii) prepayments and deposits paid to suppliers of the Company or any of its Subsidiaries in the ordinary course of business or (iii) trade credit extended to customers of the Company or any of its Subsidiaries in the ordinary course of business;

(k) enter into, assume, assign, partially or completely amend any material term of, modify any material term of or terminate (excluding any expiration in accordance with its terms) any Material Contract (or other Contract of a type that would be required to be listed on Schedule 5.09(a)), or any lease related to the Leased Real Property, other than entry into such agreements in the ordinary course of business;

(l) redeem, purchase or otherwise acquire, any shares of capital stock (or other equity interests) of the Company or any of its Subsidiaries or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of capital stock (or other equity interests) of the Company or any of its Subsidiaries;

(m) adjust, split, combine, subdivide, recapitalize, reclassify or otherwise effect any material change in respect of any shares of capital stock or other equity interests or securities of the Company;

(n) make any material change in its customary accounting principles or methods of accounting materially affecting the reported consolidated assets, liabilities or results of operations of the Acquired Companies, other than as may be required by applicable Law, GAAP or regulatory guidelines;

(o) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or its Subsidiaries (other than the transactions contemplated by this Agreement);

(p) make, change, or rescind any income or other material Tax election; adopt or change any material financial or Tax accounting methods, principles, or practices; file any amended income or other material Tax Return; settle or compromise any material Tax liability; enter into any closing agreement with respect to Tax; consent to any extension or waiver of the limitations period applicable to any material Tax claim or assessment; surrender or allow to expire any right to claim a refund of a material amount of Taxes; enter into any Tax sharing or Tax indemnification agreement or similar agreement (except, in each case, for such agreements that are ordinary course contracts not primarily relating to Taxes); request a ruling or similar guidance from any Governmental Authority with respect to any Tax matter; or file any income or other material Tax Return in a manner inconsistent with past practice;

(q) directly or indirectly, incur, or modify in any material respect the terms of, any Indebtedness, or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person for Indebtedness (other than Indebtedness under the existing Credit Facility of the Acquired Companies or capital leases entered into in the ordinary course of business);

(r) voluntarily fail to maintain in full force and effect material insurance policies covering the Acquired Companies and their respective properties, assets and businesses in a form consistent with past practices;

(s) enter into any transaction or amend in any material respect any existing agreement with any Person that, to the Company’s knowledge, is an Affiliate of Holdings, the Company or its Subsidiaries (excluding any Company Plans and ordinary course payments of annual compensation, provision of benefits or reimbursement or advancement of expenses in respect of members or stockholders who are Company Employees);

(t) enter into any agreement that materially restricts the ability of the Company or its Subsidiaries to engage or compete in any line of business or enter into a new line of business;

(u) make any capital expenditures that in the aggregate exceed $1,000,000, other than any capital expenditure (or series of related capital expenditures) consistent in all material respects with the Company’s annual capital expenditures budget for periods following the date hereof, which has been made available to Buyer; or

(v) enter into any agreement, or otherwise become obligated, to take any action prohibited under this Section 7.01.

Section 7.02. Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company or any of its Subsidiaries by third parties that may be in the Company’s or any of its Subsidiaries’ possession from time to time, and except for any information which (x) relates to interactions with prospective buyers of the Company or the negotiation of this Agreement or the Transactions, (y) is prohibited from being disclosed by applicable Law or (z) in the opinion of legal counsel of the Company would result in the loss of attorney-client privilege or other privilege from disclosure, the Company shall, and shall cause its Subsidiaries to, afford to Buyer and its Representatives reasonable access during the Interim Period, during normal business hours and with reasonable advance notice, in such manner as to not interfere with the normal operation of the Acquired Companies and so long as reasonably feasible or permissible under applicable Law, to all of their respective properties, books, Contracts, commitments, Tax Returns, records and appropriate officers and employees of the Acquired Companies, and shall use commercially reasonable efforts to furnish such Representatives with all financial and operating data and other information concerning the affairs of the Acquired Companies that are in the possession of the Company or its Subsidiaries, in each case, as Buyer and its Representatives may reasonably request solely for purposes of consummating the Transactions; provided, that Buyer shall not be permitted to perform any environmental sampling or testing at any Leased Real Property, including sampling of soil, groundwater, surface water, building materials, indoor or outdoor air or wastewater emissions. The Parties shall use commercially reasonable efforts to make alternative arrangements for such disclosure where the restrictions in the preceding sentence apply. Any request pursuant to this Section 7.02 shall be made in a time and manner so as not to delay the Closing. All information obtained by Buyer and its Representatives under this Agreement shall be subject to the Confidentiality Agreement prior to the Closing.

Section 7.03. HSR Act and Approvals.

(a) In connection with the transactions contemplated by this Agreement, the Company shall (and, to the extent required, shall cause its Affiliates to) comply promptly but in no event later than ten (10) Business Days after the date hereof with the notification and reporting requirements of the HSR Act. The Company shall (i) use its reasonable best efforts to comply as promptly as practicable with any Information or Document Requests and (ii) request early termination of any waiting period under the HSR Act.

(b) The Company shall promptly furnish to Buyer copies of any notices or written communications received by the Company or any of its Affiliates from any third party or any Governmental Authority, and detail any substantive oral communications between the Company or any of its Affiliates and any Governmental Authority, with respect to the transactions contemplated by this Agreement, and the Company shall permit counsel to Buyer an opportunity to review in advance, and the Company shall consider in good faith the views of such counsel in connection with, any proposed written communications by the Company or its Affiliates to any Governmental Authority concerning the transactions contemplated by this Agreement; provided, that the Company shall not extend any waiting period or comparable period under the HSR Act or enter into any agreement with any Governmental Authority without the written consent of Buyer. The Company agrees to provide, to the extent permitted by the applicable Governmental Authority, Buyer and its counsel the opportunity, on reasonable advance notice, to participate in any substantive meetings or discussions, either in person or by telephone, between the Company or any of its Affiliates, agents or advisors, on the one hand, and any Governmental Authority, on the other hand, concerning or in connection with the transactions contemplated hereby.

Section 7.04. No Claim Against the Trust Account. The Company acknowledges that it has read Buyer’s final prospectus, dated December 7, 2020 and other SEC Reports, the Buyer Organizational Documents, and the Trust Agreement and understands that Buyer has established the Trust Account described therein for the benefit of Buyer’s public stockholders and that disbursements from the Trust Account are available only in the limited circumstances set forth in the Trust Agreement. The Company further acknowledges that, if the transactions contemplated by this Agreement, or, in the event of a termination of this Agreement, another Business Combination, are not consummated by September 10, 2022 or such later date as approved by the stockholders of Buyer to complete a Business Combination, Buyer will be obligated to return to its stockholders the amounts being held in the Trust Account. Accordingly, the Company (on behalf of itself and its controlled Affiliates) hereby irrevocably waives any past, present or future claim of any kind against, and any right to access, the Trust Account (including any distributions therefrom) or to collect from the Trust Account any monies that may be owed to them by Buyer or any of its Affiliates for any reason whatsoever, and will not seek recourse against the Trust Account (or distributions therefrom) at any time for any reason whatsoever; provided, that nothing herein shall serve to limit or prohibit the Company’s right to pursue a claim against Buyer or any of its Affiliates for legal relief against assets held outside the Trust Account (including from and after the consummation of a Business Combination other than as contemplated by this Agreement) or pursuant to Section 12.13 for specific performance or other injunctive relief. The Company agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by Buyer to induce it to enter in this Agreement, and the Company further intends and understands such waiver to be valid, binding and enforceable under applicable Law. To the extent the Company commences any Action based upon, in connection with, relating to or arising out of any matter relating to Buyer, which seeks, in whole or in part, monetary relief against Buyer, the Company hereby acknowledges and agrees that its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit the Company (or any party claiming on the Company’s behalf or in lieu of the Company) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event the Company commences any Action based upon, in connection with, relating to or arising out of any matter relating to Buyer, which seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the stockholders of Buyer, whether in the form of money damages or injunctive relief, Buyer shall be entitled to recover from the Company the associated legal fees and costs in connection with any such action, in the event Buyer prevails in such action or proceeding. This Section 7.04 shall survive the termination of this Agreement for any reason.

Section 7.05. Proxy Solicitation; Other Actions.

(a) Prior to the date of this Agreement the Company has provided to Buyer the (i) audited financial statements, including consolidated balance sheets as of January 2, 2022, January 3, 2021 and December 29, 2019, and consolidated statements of income and comprehensive income, shareholder’s equity and cash flows, of the Company and its Subsidiaries or Blue Nile and its Subsidiaries, as applicable, for the years ended January 2, 2022, January 3, 2021 and December 29, 2019, in each case, prepared in accordance with GAAP and Regulation S-X under the Securities Act (as interpreted by the staff of the SEC) (“Regulation S-X”) and audited in accordance with the auditing standards of the PCAOB, and (ii) any unaudited financial statements, including consolidated condensed balance sheets and consolidated condensed statements of income and comprehensive income, shareholder’s equity and cash flows, of the Acquired Companies required under the applicable rules and regulations of the SEC to be included in the Proxy Statement or the Current Report on Form 8-K filed in connection with the Closing, in each case, prepared in accordance with GAAP and Regulation S-X. The Company shall be available to, and the Acquired Companies shall use commercially reasonable efforts to make their officers and employees available to, in each case, during normal business hours and upon reasonable advanced notice, Buyer and its counsel in connection with (A) the drafting of the Proxy Statement and (B) responding in a timely manner to comments on the Proxy Statement from the SEC. Without limiting the generality of the foregoing, the Company shall reasonably cooperate with Buyer in connection with the preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with the requirements of Regulation S-X.

(b) From and after the date on which the Proxy Statement is mailed to Buyer’s stockholders, the Company will give Buyer prompt written notice of any action taken or not taken by the Company or its Subsidiaries or of any development regarding the Company or its Subsidiaries, in any such case which is or becomes known by the Company, that would cause the Proxy Statement to contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, that if any such action shall be taken or fail to be taken or such development shall otherwise occur, Buyer and the Company shall cooperate fully to cause an amendment or supplement to be made promptly to the Proxy Statement, such that the Proxy Statement no longer contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, further, however, that no information received by Buyer pursuant to this Section 7.05 shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the party who disclosed such information, and no such information shall be deemed to change, supplement or amend the Schedules.

Section 7.06. FIRPTA. At the Closing, the Company shall deliver to Buyer (a) a certificate in such form as reasonably requested by Buyer conforming to the requirements of Section 1.897-2(h)(1)(i) and 1.1445-2(c)(3)(i) of the Treasury Regulations, and (b) a copy of the signed notice contemplated by Section 1.897-2(h)(2) of the Treasury Regulations, which Buyer shall be entitled to file with the IRS in accordance with such Treasury Regulation.

Section 7.07. Affiliate Agreements. Except for arrangements with employees of any Acquired Company in the ordinary course of business, and except as set forth on Schedule 7.07(a), all agreements between any of the Acquired Companies and any of their respective Affiliates shall be terminated or settled at or prior to the Closing in accordance with their terms. At or prior to the Closing, Buyer and the Company agree to enter into, or to cause any of their respective Affiliates (as applicable) to enter into, any and all agreements referred to on Schedule 7.07(b), which in each case shall be in form and substance reasonably satisfactory to each of Buyer and the Company, and which in each case shall be effective from and after the Closing.

Section 7.08. Amendments to Credit Facility. The Company shall use its commercially reasonable efforts to obtain consent from the Required Lenders (as defined in the applicable Credit Facility) to (a) include Buyer and its Affiliates as Permitted Holders (as defined in the applicable Credit Facility) under each Credit Facility and (b) amend the ABL Credit Agreement to treat a business combination transaction with a special purpose acquisition company (including, for the avoidance of doubt, the Business Combination) as a Qualifying IPO (as defined in the ABL Credit Agreement); provided, that the use of commercially reasonable efforts shall not be interpreted to require the Company (or any of its Affiliates or Subsidiaries) to pay any fees or expenses to the Lenders (as defined in the applicable Credit Facility) under either such Credit Facility in connection with obtaining such consents.

ARTICLE VIII

COVENANTS OF BUYER

Section 8.01. HSR Act and Regulatory Approvals.

(a) In connection with the transactions contemplated by this Agreement, Buyer shall (and, to the extent required, shall cause its Affiliates to) comply promptly but in no event later than ten (10) Business Days after the date hereof with the notification and reporting requirements of the HSR Act. Buyer shall comply as promptly as practicable with any Information or Document Requests.

(b) Buyer shall request early termination of any waiting period under the HSR Act and undertake promptly any and all action required to (i) obtain termination or expiration of the waiting period under the HSR Act, (ii) prevent the entry in any Action brought by a Regulatory Consent Authority or any other Person of any Governmental Order which would prohibit, make unlawful or delay the consummation of the transactions contemplated by this Agreement and (iii) if any such Governmental Order is issued in any such Action, cause such Governmental Order to be lifted. The Company and Buyer shall each bear 50% of the filing fees required under the HSR Act.

(c) Buyer shall cooperate in good faith with the Regulatory Consent Authorities and undertake promptly any and all action required to complete lawfully the transactions contemplated by this Agreement as soon as practicable (but in any event prior to the Termination Date) and all actions necessary or advisable to avoid, prevent, eliminate or remove the actual or threatened commencement of any proceeding in any forum by or on behalf of any Regulatory Consent Authority or the issuance of any Governmental Order that would delay, enjoin, prevent, restrain or otherwise prohibit the consummation of the Transactions, including (i) proffering and consenting or agreeing to a Governmental Order or other agreement providing for (A) the sale, licensing or other disposition, or the holding separate, of particular assets, categories of assets or lines of business of the Company or Buyer or (B) the termination, amendment or assignment of existing relationships and contractual rights and obligations of the Company or Buyer and (ii) promptly effecting the disposition, licensing or holding separate of assets or lines of business or the termination, amendment or assignment of existing relationships and contractual rights, in each case, at such time as may be necessary to permit the lawful consummation of the transactions contemplated hereby on or prior to the Termination Date; provided, that Buyer shall not be required to undertake any action under this paragraph that would materially impact Buyer’s expected benefits resulting from the transactions contemplated hereby. The entry by any Governmental Authority in any Action of a Governmental Order permitting the consummation of the transactions contemplated hereby but requiring any assets or lines of business of Buyer to be sold, licensed or otherwise disposed or held separate thereafter (including the business and assets of the Acquired Companies) shall not be deemed a failure to satisfy any condition specified in ARTICLE X. Buyer shall promptly furnish to the Company copies of any notices or written communications received by Buyer or any of its Affiliates from any Governmental Authority with respect to the transactions contemplated by this Agreement, and Buyer shall permit counsel to the Company an opportunity to review in advance, and Buyer shall consider in good faith the views of such counsel in connection with, any proposed written communications by Buyer or its Affiliates to any Governmental Authority concerning the transactions contemplated by this Agreement; provided, that Buyer shall not extend any waiting period or comparable period under the HSR Act or enter into any agreement with any Governmental Authority without the written consent of the Company. Buyer agrees to provide the Company and its counsel the opportunity, on reasonable advance notice, to participate in any substantive meetings or discussions, either in person or by telephone, between Buyer or any of its Affiliates, agents or advisors, on the one hand, and any Governmental Authority, on the other hand, concerning or in connection with the transactions contemplated hereby.

(d) Except as required by this Agreement, Buyer shall not engage in any action or enter into any transaction, that would reasonably be expected to materially impair or delay Buyer’s ability to consummate the transactions contemplated by this Agreement or perform its obligations hereunder.

Section 8.02. Indemnification and Insurance.

(a) From and after the First Effective Time, Buyer agrees that it shall indemnify and hold harmless each present and former director, manager and officer of the Company and Buyer and each of their respective Subsidiaries against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the First Effective Time, whether asserted or claimed prior to, at or after the First Effective Time, to the fullest extent that the Company, Buyer or their respective Subsidiaries, as the case may be, would have been permitted under applicable Law and their respective Organizational Documents to indemnify such Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, Buyer shall cause the Surviving Entity and each of its Subsidiaries to, (i) maintain for a period of not less than six (6) years from the First Effective Time provisions in its certificate of incorporation, bylaws and other organizational documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of officers and directors/managers that are no less favorable to those Persons than the provisions of such Organizational Documents as of the date of this Agreement and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law.

(b) For a period of six (6) years from the First Effective Time, Buyer shall, or shall cause one or more of its Subsidiaries to, maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by Buyer’s, the Company’s or any of their respective Subsidiaries’ directors’ and officers’ liability insurance policies (true, correct and complete copies of which have been heretofore made available to Buyer or its agents or representatives) on terms not less favorable than the terms of such current insurance coverage, except that in no event shall Buyer or its Subsidiaries be required to pay an annual premium for such insurance in excess of three hundred percent (300%) of the aggregate annual premium payable by the Acquired Companies or Buyer, as applicable, for such insurance policy for the year ended January 2, 2022; provided, that (i) Buyer may cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six (6)-year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the First Effective Time (the “D&O Tail”) and (ii) if any claim is asserted or made within such six (6)-year period, any insurance required to be maintained under this Section 8.02 shall be continued in respect of such claim until the final disposition thereof.

(c) Buyer and the Company hereby acknowledge (on behalf of themselves and their respective Subsidiaries) that the indemnified Persons under this Section 8.02 may have certain rights to indemnification, advancement of expenses or insurance provided by current stockholders, members, or other Affiliates of such stockholders or members (“Indemnitee Affiliates”) separate from the indemnification obligations of the Buyer, the Company and their respective Subsidiaries hereunder. The Parties hereby agree (i) that the Buyer, the Company and their respective Subsidiaries are the indemnitors of first resort (i.e., its obligations to the indemnified Persons under this Section 8.02 are primary and any obligation of any Indemnitee Affiliate to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the indemnified Persons under this Section 8.02 are secondary), (ii) that the Buyer, the Company and their respective Subsidiaries shall be required to advance the full amount of expenses incurred by the indemnified Persons under this Section 8.02 and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and required by the Buyer’s, the Company’s and their respective Subsidiaries’ Organizational Documents or any director or officer indemnification agreements, without regard to any rights the indemnified Persons under this Section 8.02 may have against any Indemnitee Affiliate, and (iii) that the Parties (on behalf of themselves and their respective Subsidiaries) irrevocably waive, relinquish and release the Indemnitee Affiliates from any and all claims against the Indemnitee Affiliates for contribution, subrogation or any other recovery of any kind in respect thereof.

(d) Notwithstanding anything contained in this Agreement to the contrary, this Section 8.02 shall survive the consummation of the First Merger indefinitely and shall be binding, jointly and severally, on Buyer, the Surviving Corporation and the Surviving Entity and all successors and assigns of Buyer, the Surviving Corporation and the Surviving Entity. In the event that Buyer, the Surviving Corporation or the Surviving Entity or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Buyer, the Surviving Corporation or the Surviving Entity, as the case may be, shall succeed to the obligations set forth in this Section 8.02.

Section 8.03. Conduct of Buyer During the Interim Period.

(a) During the Interim Period, except as set forth on Schedule 8.03 or as expressly contemplated by this Agreement or as expressly consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied, except, in the case of clauses (i), (ii), (iv) and (vi) below, as to which the Company’s consent may be granted or withheld in its sole discretion), Buyer shall not and each shall not permit any of its Subsidiaries to:

(i) change, modify or amend the Trust Agreement, the Buyer Organizational Documents or the organizational documents of First Merger Sub or Second Merger Sub;

(ii) (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding capital stock of, or other equity interests in, Buyer; (B) split, combine or reclassify any capital stock of, or other equity interests in, Buyer; or (C) other than in connection with the Buyer Stockholder Redemption or as otherwise required by Buyer’s Organizational Documents in order to consummate the transactions contemplated hereby, repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, Buyer;

(iii) make, change, or rescind any income or other material Tax election, adopt or change any material financial or Tax accounting methods, principles, or practices; file any amended income or other material Tax Return; settle or compromise any material Tax liability, enter into any material closing agreement with respect to any Tax; consent to any extension or waiver of the limitations period applicable to any material Tax claim or assessment; surrender or allow to expire any right to claim a refund of a material amount of Taxes; enter into any Tax sharing or Tax indemnification agreement or similar agreement (except, in each case, for such agreements that are ordinary course contracts not primarily relating to Taxes); request a ruling or similar guidance from any Governmental Authority with respect to any Tax matter; or file any income or other material Tax Return in a manner inconsistent with past practice;

(iv) enter into, renew or amend in any material respect, any Contract with an Affiliate of Buyer (including, for the avoidance of doubt, (A) the Sponsor or anyone related by blood, marriage or adoption to any member, partner or shareholder of the Sponsor and (B) any Person in which any Affiliate of the Sponsor has a direct or indirect legal, contractual or beneficial ownership interest of five percent (5%) or greater);

(v) waive, release, compromise, settle or satisfy any pending or threatened material claim (which shall include, but not be limited to, any pending or threatened Action) or compromise or settle any liability;

(vi) (A) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, other equity interests, equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in, Buyer or any of its Subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than issuance of Buyer Common Stock at not less than the Per Share Price on the terms set forth in the PIPE Subscription Agreements or (B) amend, modify or waive any of the terms or rights set forth in, any Buyer Warrant or the Warrant Agreement, including any amendment, modification or reduction of the warrant price set forth therein; or

(vii) directly or indirectly, incur, or modify in any material respect the terms of, any indebtedness of Buyer or any of its Subsidiaries owed to any Affiliate or any other related party of Buyer, or repay (unless repaid in cash) any indebtedness of Buyer or any of its Subsidiaries owed to any Affiliate or any other related party of Buyer; provided, that this Section 8.03(a)(vii) shall not restrict Buyer or any of its Subsidiaries from incurring or repaying any indebtedness owed to any Affiliate or any other related party of Buyer solely to the extent such indebtedness will (x) be used to satisfy or pay any Buyer Transaction Expenses and (y) be repaid in cash.

(b) During the Interim Period, Buyer shall, and shall cause its Subsidiaries to use commercially reasonable efforts to comply with, and continue performing under, as applicable, the Buyer Organizational Documents, the Trust Agreement, the Transaction Agreements and all other agreements or Contracts to which Buyer or its Subsidiaries may be a party.

Section 8.04. PIPE Investment. Unless otherwise approved in writing by the Company, Buyer shall not permit any material amendment or material modification to be made to, or any waiver (in whole or in part) of, any provision or remedy under, or consent to the termination or replacement of, any of the PIPE Subscription Agreements in a manner adverse to the Company. Buyer shall use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary to consummate the transactions contemplated by the PIPE Subscription Agreements on the terms and conditions described therein, including maintaining in effect the PIPE Subscription Agreements and to: (a) satisfy in all material respects on a timely basis all conditions and covenants applicable to Buyer in the PIPE Subscription Agreements and otherwise comply with its obligations thereunder; (b) in the event that all conditions in the PIPE Subscription Agreements (other than conditions that Buyer or any of its Affiliates control the satisfaction of and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummate the transactions contemplated by the PIPE Subscription Agreements at or prior to Closing; (c) deliver notices to counterparties to the PIPE Subscription Agreements sufficiently in advance of the Closing in accordance with the terms of the PIPE Subscription Agreements; and (d) without limiting the Company’s rights to enforce certain of such PIPE Subscriptions Agreements thereunder or pursuant to Section 12.13, enforce its rights under the PIPE Subscription Agreements in the event that all conditions in the PIPE Subscription Agreements (other than conditions that Buyer or any of its Affiliates control the satisfaction of and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, to cause the applicable PIPE Investors to pay to (or as directed by) Buyer the applicable portion of the PIPE Financing Amount, as applicable, set forth in the PIPE Subscription Agreements in accordance with their terms. Without limiting the generality of the foregoing, Buyer shall give the Company prompt notice (i) of any amendment to any PIPE Subscription Agreement (other than as a result of any assignments or transfers contemplated therein or otherwise permitted thereby); (ii) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could give rise to any breach or default) by any PIPE Investor known to Buyer; (iii) of the receipt of any written notice or other written communication from any PIPE Investor with respect to any actual, potential, threatened or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any PIPE Subscription Agreement or any provisions of any PIPE Subscription Agreement; and (iv) if Buyer does not reasonably expect to receive all or any portion of the PIPE Financing Amount on the terms or in the manner contemplated by the PIPE Subscription Agreements. Buyer shall deliver all notices it is required to deliver under the PIPE Subscription Agreements on a timely basis in order to cause the PIPE Investors to consummate the PIPE Investment immediately prior to the Closing.

Section 8.05. Reserved. [Reserved.]

Section 8.06. Sponsor Support Agreement. Unless otherwise approved in writing by the Company, no Buyer Party shall permit any amendment or modification to be made to, any waiver (in whole or in part) or provide consent to (including consent to termination), of any provision or remedy under, or any replacement of, the Sponsor Support Agreement. Buyer shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to satisfy in all material respects on a timely basis all conditions and covenants applicable to Buyer in the Sponsor Support Agreement and otherwise comply with its obligations thereunder and to enforce its rights under each such agreement. Without limiting the generality of the foregoing, Buyer shall give the Company, prompt written notice (A) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would give rise to any breach or default) by any party to the Sponsor Support Agreement and (B) of the receipt of any written notice or other written communication from any other party to the Sponsor Support Agreement with respect to any actual, potential, threatened or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party under any such agreement or any provisions of the Sponsor Support Agreement.

Section 8.07. Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to Buyer or its Subsidiaries by third parties that may be in Buyer’s or its Subsidiaries’ possession from time to time, and except for any information which in the opinion of legal counsel of Buyer would result in the loss of attorney-client privilege or other privilege from disclosure, Buyer shall afford to the Company, its Affiliates and their respective Representatives reasonable access during the Interim Period, during normal business hours and with reasonable advance notice, to their respective properties, books, Contracts, commitments, Tax Returns, records and appropriate officers and employees of Buyer and its Subsidiaries, and shall use commercially reasonable efforts to furnish such Representatives with all financial and operating data and other information concerning the affairs of Buyer that are in the possession of Buyer, in each case as the Company and its Representatives may reasonably request solely for purposes of consummating the Transactions. The Parties shall use commercially reasonable efforts to make alternative arrangements for such disclosure where the restrictions in the preceding sentence apply. All information obtained by the Company, its Affiliates and their respective Representatives under this Agreement shall be subject to the Confidentiality Agreement prior to the Second Effective Time.

Section 8.08. Buyer Nasdaq or NYSE Listing. From the date hereof through the Closing, Buyer shall use reasonable best efforts to ensure Buyer remains listed as a public company on, and for shares of Buyer Class A Common Stock and Buyer Warrants (but, in the case of Buyer Warrants, only to the extent issued and listed as of the date hereof) to be listed on, the Nasdaq. Buyer shall use reasonable best efforts to cause the Buyer Common Stock to be issued in connection with the Transactions to be approved for listing on either Nasdaq or NYSE (such exchange to be selected mutually by the Buyer and the Company) as promptly as practicable following the issuance thereof, subject only to official notice of issuance, and in any event prior to the First Effective Time.

Section 8.09. Section 16 Matters. Prior to the First Effective Time, Buyer shall take all commercially reasonable steps as may be required (to the extent permitted under applicable Law) to cause any acquisition or disposition of the Buyer Common Stock or any derivative thereof that occurs or is deemed to occur by reason of or pursuant to the Transactions by each Person who is or will be or may be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Buyer (including by way of director by deputization) to be exempt under Rule 16b-3 promulgated under the Exchange Act, including by taking steps in accordance with the No-Action Letter, dated January 12, 1999, issued by the SEC regarding such matters, and Buyer shall permit counsel to the Company an opportunity to review in advance, and Buyer shall consider in good faith the view of such counsel in connection with, any such steps.

Section 8.10. Buyer Board of Directors and Officers.

(a) Except as otherwise agreed in writing by the Company and Buyer prior to the Closing, and conditioned upon the occurrence of the Closing, subject to any limitation imposed under applicable Laws and Nasdaq or NYSE listing requirements, as applicable, Buyer shall use reasonable best efforts prior to the First Effective Time to ensure that the individuals listed on Schedule 8.10, and the additional individuals as agreed between Buyer and the Company pursuant to the parameters set forth on Schedule 8.10, are elected as the only directors of Buyer with no vacancies or unfilled newly created directorships (including by seeking to obtain from each existing director an irrevocable resignation effective as of the First Effective Time), in each case effective immediately after the Closing, and the identities of such individuals shall be made publicly available as promptly as practicable following the date hereof (but in any event prior to the date on which the Proxy Statement is filed with the SEC in definitive form).

(b) Buyer shall take all necessary action prior to the First Effective Time such that (i) each officer of the Buyer in office immediately prior to the First Effective Time shall cease to be an officer immediately following the First Effective Time (including by causing each such officer to tender an irrevocable resignation as officer, effective as of the First Effective Time) and (ii) the persons constituting the officers of the Company prior to the First Effective Time shall, as of immediately following the First Effective Time, be appointed as the officers of Buyer.

(c) If necessary to effect the foregoing in this Section 8.10, the board of directors Buyer shall adopt resolutions prior to the First Effective Time that expand or decrease the size of the board of directors of Buyer.

Section 8.11. Incentive Equity Plans. Prior to the date on which the Proxy Statement is filed with the SEC in definitive form, Buyer shall approve, and subject to approval of the stockholders of Buyer, adopt as of the First Effective Time, a management incentive equity plan and employee stock purchase plan, which shall be mutually agreed upon by Buyer and the Company prior to the date on which the Proxy Statement is filed with the SEC in definitive form (the management incentive equity plan and employee stock purchase plan, collectively, the “Incentive Equity Plans”).

Section 8.12. Qualification as an Emerging Growth Company. Buyer shall, at all times during the period from the date hereof until the Closing: (a) take all actions necessary to continue to qualify as an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”); and (b) not take any action that would cause Buyer to not qualify as an “emerging growth company” within the meaning of the JOBS Act.

ARTICLE IX

JOINT COVENANTS

Section 9.01. Support of Transaction. Without limiting any covenant contained in ARTICLE VII or ARTICLE VIII, including the obligations of the Company and Buyer with respect to the notifications, filings, reaffirmations and applications described in Section 7.03 and Section 8.01, respectively, which obligations shall control to the extent of any conflict with the succeeding provisions of this Section 9.01, Buyer and the Company shall each, and shall each cause their respective Subsidiaries to: (a) use commercially reasonable efforts to assemble, prepare and file any information (and, as needed, to supplement such information) as may be reasonably necessary to obtain as promptly as practicable all governmental and regulatory consents required to be obtained in connection with the Transactions, (b) use commercially reasonable efforts to obtain all material consents and approvals of, and provide notice to, third parties that any of Buyer, the Company, or their respective Affiliates are required to obtain or provide, as applicable, in order to consummate the Transactions; provided, that the Company shall not be required to seek any such required consents or approvals of third party counterparties to Contracts with any Acquired Company to the extent such Contract is otherwise terminable at will, for convenience or upon or after the giving of notice of termination by a party thereto unless otherwise agreed in writing by the Company and Buyer, and (c) take such other action as may reasonably be necessary or as another Party may reasonably request to satisfy the conditions of the other Party set forth in ARTICLE X or otherwise to comply with this Agreement and to consummate the Transactions as soon as practicable. Notwithstanding the foregoing, in no event shall any Buyer Party or any Acquired Company be obligated to bear any material expense or pay any material fee or grant any material concession in connection with obtaining any consents, authorizations or approvals pursuant to the terms of any Contract to which any Acquired Company is a party or otherwise required in connection with the consummation of the Transactions.

Section 9.02. Proxy Statement; Buyer Special Meeting.

(a) Proxy Statement.

(i) As promptly as practicable after the date of this Agreement, Buyer shall, in accordance with this Section 9.02(a), prepare and file with the SEC, in preliminary form, a proxy statement in connection with the Transactions (as amended or supplemented, the “Proxy Statement”) to be sent to the stockholders of Buyer in advance of the Special Meeting, for the purpose of, among other things: (A) providing Buyer’s stockholders with the opportunity to redeem shares of Buyer Class A Common Stock by tendering such shares for redemption not later than 5:00 p.m. Eastern Time on the date that is two (2) Business Days prior to the initially scheduled date of the Special Meeting (the “Buyer Stockholder Redemption”); and (B) soliciting proxies from holders of Buyer Class A Common Stock to vote at the Special Meeting, as adjourned or postponed, in favor of: (1) the adoption of this Agreement and approval of the Transactions; (2) the issuance of shares of Buyer Common Stock in connection with the First Merger, the PIPE Investment and conversion of the Company Convertible Preferred Shares in accordance with their terms (including approvals as may be required by Nasdaq or the NYSE, as applicable); (3) the amendment and restatement of the Existing Buyer Certificate of Incorporation in the form of the Buyer Charter attached as Exhibit A hereto; (4) the approval of the adoption of the Incentive Equity Plans; (5) the election of the members of Buyer’s board of directors in accordance with Section 8.10; (6) the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes to approve and adopt any of the foregoing; (7) the adoption and approval of certain differences between the Buyer Organizational Documents prior to the First Effective Time and the proposed Buyer Charter and the proposed Buyer Bylaws; and (8) any other proposals the Parties agree are necessary or desirable to consummate the Transactions (collectively, the “Buyer Stockholder Matters”). Without the prior written consent of the Company, the Buyer Stockholder Matters shall be the only matters (other than procedural matters) which Buyer shall propose to be acted on by the Buyer’s stockholders at the Special Meeting, as adjourned or postponed. The Proxy Statement will comply as to form and substance with the applicable requirements of the Exchange Act and the rules and regulations thereunder. As promptly as practicable following (but in no event later than three (3) Business Days following, except as otherwise required by applicable Law) the earlier to occur of (x) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act or (y) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC (such earlier date, the “Proxy Clearance Date”), Buyer shall (I) file the definitive Proxy Statement with the SEC, and (II) cause the Proxy Statement to be promptly mailed to its stockholders of record, as of the record date to be established by the board of directors of Buyer in accordance with Section 9.02(b). Any fees or expenses incurred in connection with the filing of the Proxy Statement shall be borne by Buyer.

(ii) Prior to filing with the SEC, Buyer will make available to the Company drafts of the Proxy Statement and any other documents to be filed with the SEC, both preliminary and final, and any amendment or supplement to the Proxy Statement or such other document and will provide the Company with a reasonable opportunity to comment on such drafts and shall consider such comments in good faith. Buyer shall not file any such documents with the SEC without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed). Buyer will advise the Company, promptly after it receives notice thereof, of: (A) the time when the Proxy Statement has been filed; (B) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; (C) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC; (D) the filing of any supplement or amendment to the Proxy Statement; (E) any request by the SEC for amendment of the Proxy Statement; (F) any comments from the SEC relating to the Proxy Statement and responses thereto; and (G) requests by the SEC for additional information. Buyer shall respond to any SEC comments on the Proxy Statement as promptly as practicable and shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC under the Exchange Act as promptly as practicable; provided, that prior to responding to any requests or comments from the SEC, Buyer will make available to the Company drafts of any such response and provide the Company with a reasonable opportunity to comment on such drafts.

(iii) If, at any time prior to the Special Meeting, Buyer shall discover any information that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Buyer shall promptly file an amendment or supplement to the Proxy Statement containing such information. If, at any time prior to the Closing, the Company discovers any information, event or circumstance relating to the Company, its business or any of its Affiliates, officers, directors or employees that should be set forth in an amendment or a supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Company shall promptly inform Buyer of such information, event or circumstance.

(iv) Buyer shall make all necessary filings with respect to the Transactions under the Securities Act, the Exchange Act and applicable “blue sky” laws, and any rules and regulations thereunder. The Company agrees to promptly provide Buyer with all information concerning the business, management, operations and financial condition of the Acquired Companies, in each case, reasonably requested by Buyer for inclusion in the Proxy Statement.

(b) Buyer Special Meeting. Buyer shall promptly (and in no event later than the fifth (5th) Business Day following the date of this Agreement) commence a “broker search” in accordance with Rule 14a-12 of the Exchange Act. Buyer shall set a record date (which date shall be mutually agreed by the Company) for determining the Buyer stockholders entitled to vote at the Special Meeting. Buyer shall, prior to or as promptly as practicable following the Proxy Clearance Date (and in no event later than the date the Proxy Statement is required to be mailed in accordance with Section 9.02(a)), duly call and give notice of, the Special Meeting. Buyer shall convene and hold a meeting of Buyer’s stockholders, for the purpose of obtaining the approval of the Buyer Stockholder Matters (the “Special Meeting”), which meeting shall be held not more than thirty (30) days after the date on which Buyer commences the mailing of the Proxy Statement to its stockholders (other than as required by applicable Law or as agreed in writing by the Company). Buyer shall use its reasonable best efforts to take all actions necessary (in its discretion or at the request of the Company) to obtain the approval of the Buyer Stockholder Matters at the Special Meeting, including as such Special Meeting may be adjourned or postponed in accordance with this Agreement, including by soliciting proxies as promptly as practicable in accordance with applicable Law for the purpose of seeking the approval of the Buyer Stockholder Matters. Buyer shall include the Buyer Board Recommendation in the Proxy Statement. The board of directors of Buyer shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Buyer Board Recommendation. Buyer agrees that its obligation to establish a record date for, duly call, give notice of, convene and hold the Special Meeting for the purpose of seeking approval of the Buyer Stockholder Matters shall not be affected by any intervening event or circumstance other than termination of this Agreement, and Buyer agrees to establish a record date for, duly call, give notice of, convene and hold the Special Meeting and submit for the approval of its stockholders the Buyer Stockholder Matters, in each case in accordance with this Agreement, regardless of any intervening event or circumstance other than termination of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall be entitled to (and, in the case of the following clauses (ii) and (iii), at the request of the Company, shall) postpone or adjourn the Special Meeting for a period of no longer than fifteen (15) days: (i) to ensure that any supplement or amendment to the Proxy Statement that the board of directors of Buyer has determined in good faith is required by applicable Law is disclosed to Buyer’s stockholders and for such supplement or amendment to be promptly disseminated to Buyer’s stockholders prior to the Special Meeting; (ii) if, as of the time for which the Special Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of Buyer Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Special Meeting; (iii) in order to solicit additional proxies from stockholders for purposes of obtaining approval of the Buyer Stockholder Matters (including, for the avoidance of doubt, the approval called for by clause (i) of the proviso to Section 10.01(d)); or (iv) only with the prior written consent of the Company, for purposes of satisfying the condition set forth in Section 10.01(d) hereof; provided, that, notwithstanding any longer adjournment or postponement period specified at the beginning of this sentence, in the event of any such postponement or adjournment, the Special Meeting shall be reconvened as promptly as practicable following such time as the matters described in such clauses have been resolved. Buyer shall keep the Company reasonably informed regarding all matters relating to the Buyer Stockholder Matters and the Special Meeting.

Section 9.03. Exclusivity.

(a) During the Interim Period, the Company shall not take, nor shall it permit any of its Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate or engage in discussions or negotiations with, or enter into any agreement with, or encourage, or provide information to, any Person (other than Buyer or any of its Affiliates or Representatives or the party described on Schedule 9.03 (the “Specified Third Party”) or its Representatives concerning a potential transaction involving the Company and the Specified Third Party (a “Specified Third Party Transaction”)) concerning any purchase of any of the Company’s equity securities or the issuance and sale of any securities of, or membership interests in, the Company or its Subsidiaries (other than any purchases of equity securities by the Company from employees of the Company or its Subsidiaries) or any merger or sale of substantial assets involving the Company or its Subsidiaries, other than immaterial assets or assets sold in the ordinary course of business (each such acquisition transaction, but excluding the Transactions and any Specified Third Party Transaction, an “Acquisition Transaction”); provided, that, the execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions (or any Specified Third Party Transaction) shall not be deemed a violation of this Section 9.03(a). The Company shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, an Acquisition Transaction.

(b) The Company shall use commercially reasonable efforts to keep Buyer reasonably informed in a reasonably timely manner of any material discussions and/or developments in connection with any Specified Third Party Transaction, including the material terms and conditions of any proposed Specified Third Party Transaction and any material amendments or modifications to the terms of such Specified Third Party Transaction (it being understood and agreed that any changes to the purchase price of such Specified Third Party Transaction shall be deemed to be material amendments or modifications). Buyer shall keep such information confidential pursuant to the terms of the Confidentiality Agreement.

(c) Notwithstanding anything to the contrary set forth in this Section 9.03, at any time prior to the Closing Date, the Company may elect to terminate this Agreement pursuant to and subject to the terms of Section 11.01(g) and Section 11.03 in order to enter into a Specified Third Party Definitive Agreement; provided, that, prior to entering into any such Specified Third Party Definitive Agreement, the Company must have delivered notice to Buyer of its intention to enter into such definitive agreement at least three (3) Business Days prior to the taking of such action by the Company.

(d) During the Interim Period, Buyer shall not take, nor shall it permit any of its Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to, any Person (other than the Company, its shareholders or any of their Affiliates or Representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any Business Combination (a “Business Combination Proposal”) other than with the Company, its shareholders and their respective Affiliates and Representatives; provided, that, the execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions shall not be deemed a violation of this Section 9.03(d). Buyer shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Business Combination Proposal.

(e) Each of Buyer and the Company acknowledges and agrees that, for purposes of determining whether a breach of this Section 9.03 has occurred, the actions of such party’s Affiliates and Representatives shall be deemed to be the actions of such party, and such party shall be responsible for any breach of this Section 9.03 by such Persons.

Section 9.04. Tax Matters.

(a) Notwithstanding anything to the contrary in any Transaction Agreement, Buyer shall pay all transfer, documentary, sales, use, stamp, registration, value added or other similar Taxes incurred in connection with the Transactions. Buyer shall, at its own expense, file all necessary Tax Returns with respect to all such Taxes, and, if required by applicable Law, the Acquired Companies will join in the execution of any such Tax Returns.

(b) For U.S. federal income Tax purposes (and for purposes of any applicable state or local income Tax that follows the U.S. federal income Tax treatment), each of the Parties intends that the First Merger and the Second Merger, taken together, will constitute an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations thereunder (the “Intended Income Tax Treatment”). The Parties will prepare and file all Tax Returns consistent with the Intended Income Tax Treatment and will not take any inconsistent position on any Tax Return or during the course of any audit, litigation or other proceeding with respect to Taxes, except as otherwise required by a determination within the meaning of Section 1313(a) of the Code. Each of the Parties agrees to promptly notify all other Parties in writing of any challenge to the Intended Income Tax Treatment by any Governmental Authority (with such notice including a copy of any such challenge).

(c) No Party shall take or cause to be taken any action, or fail to take or cause to be taken any action, which action or failure to act would reasonably be expected to prevent the First Merger and Second Merger, taken together, from so qualifying for the Intended Income Tax Treatment.

(d) The Company, Buyer, First Merger Sub and Second Merger Sub hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

Section 9.05. Confidentiality; Publicity.

(a) The Parties acknowledge that the information being provided in connection with this Agreement and the consummation of the transactions contemplated hereby is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference. The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder and any other activities contemplated thereby. The Company acknowledges that, in connection with the PIPE Investment, Buyer shall be entitled to disclose, to the extent required by the Exchange Act and the rules and regulations promulgated thereunder, any information contained in any presentation to the PIPE Investors, which information may include Confidential Information (as defined in the Confidentiality Agreement); provided, that Buyer provides the Company in advance with a reasonable opportunity to review and provide comments to such presentation and the Company reasonably consents to the contents thereof.

(b) Prior to the Closing, any public announcement or public communication regarding this Agreement or the transactions contemplated hereby, or any matter related to the foregoing shall not be issued, without first obtaining the prior consent of the Company or Buyer, as applicable (which consent shall not be unreasonably withheld, conditioned or delayed), except if such announcement or other communication is required by applicable Law or legal process (including pursuant to the Securities Laws or the rules of any national securities exchange), in which case Buyer or the Company, as applicable, shall use their reasonable best efforts to obtain such consent with respect to such announcement or communication with the other Party, prior to announcement or issuance; provided, further, that, each Party and its Affiliates may make announcements regarding the status and terms of this Agreement and the transactions contemplated hereby that have already been made public without a breach of this Section 9.05 to their respective directors, managers, officers, employees, direct and indirect current or prospective limited partners and investors or otherwise in the ordinary course of their respective businesses, and provided, further, that subject to Section 7.02 and this Section 9.05, the foregoing shall not prohibit any Party from communicating with third parties to the extent necessary for the purpose of seeking any third party consent; provided, further, that notwithstanding anything to the contrary in this Section 9.05(b), nothing herein shall modify or affect Buyer’s obligations pursuant to Section 9.02.

(c) At least five (5) Business Days prior to the Closing, Buyer and the Company shall mutually begin preparing a draft Current Report on Form 8-K in connection with the announcement of the Closing, together with, or incorporating by reference, such information that is or may be required to be disclosed with respect to the transactions contemplated hereby pursuant to Form 8-K (the “Closing Form 8-K”). Prior to the Closing, the Parties shall prepare a mutually agreeable press release announcing the consummation of the Transactions (“Closing Press Release”). Substantially concurrently with the Closing, Buyer shall distribute the Closing Press Release, and, as soon as practicable thereafter, file the Closing Form 8-K with the SEC.

Section 9.06. Additional Financing. From the date of this Agreement until the earlier of (a) the second Business Day prior to the Closing Date and (b) the valid termination of this Agreement pursuant to Section 11.01, the Company and its Representatives shall have the right (in the Company’s sole discretion) to engage in discussions with any Person in an effort to have one or more such Persons enter into agreements (each, an “Additional PIPE Subscription Agreement ” and each investor pursuant to any such agreement, an “Additional PIPE Investor”) with Buyer pursuant to which Buyer will sell shares of Buyer Common Stock to such Additional PIPE Investor on substantially the same terms as, and at the per share price set forth in, the PIPE Subscription Agreements (an “Additional PIPE Investment”, and the aggregate amount of proceeds from the Additional PIPE Investment, the “Additional PIPE Financing Amount”), on terms acceptable to the Company (as determined in the Company’s sole discretion). If requested in writing by the Company, Buyer agrees to negotiate in good faith with the Company to amend this Agreement to implement any changes reasonably necessary to effectuate any Additional PIPE Investment. The Parties acknowledge and agree that (x) in no event shall this Section 9.06 be deemed to require the Company to seek, obtain or implement any Additional PIPE Investment or require Buyer to enter into an Additional PIPE Subscription Agreement with any Additional PIPE Investor unless the terms of any Additional PIPE Investment and any such Additional PIPE Subscription Agreement are acceptable to the Company (in the Company’s sole discretion), and (y) in no event shall the entry into any Additional PIPE Subscription Agreement or the consummation of any Additional PIPE Investment be deemed a condition to any Party’s obligations to consummate the Closing in accordance with the terms and conditions of this Agreement.

Section 9.07. Post-Closing Cooperation; Further Assurances. Following the Closing, each Party shall, on the request of any other Party, execute such further documents, and perform such further acts, as may be reasonably necessary or appropriate to give full effect to the allocation of rights, benefits, obligations and liabilities contemplated by this Agreement and the transactions contemplated hereby.

ARTICLE X

CONDITIONS TO OBLIGATIONS

Section 10.01. Conditions to Obligations of All Parties. The obligations of the Parties to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following conditions, any one or more of which may be waived (if legally permitted) in writing by all of such Parties:

(a) HSR Approval. The applicable waiting period(s) under the HSR Act and any other approvals that are required for the consummation of the transactions contemplated hereby and set forth on Schedule 5.13 in respect of the Transactions (and any extension thereof, or any timing agreements, understandings or commitments obtained by request or other action of any Regulatory Consent Authority as applicable) shall have expired or been terminated.

(b) No Prohibition. There shall not be in force any Governmental Order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions.

(c) Net Tangible Assets. Buyer shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the Buyer Stockholder Redemption.

(d) Buyer Stockholder Approval. The approval of the Buyer Stockholder Matters shall have been duly obtained in accordance with the DGCL, the Buyer Organizational Documents and the rules and regulations of Nasdaq or NYSE, as applicable; provided, that (i) the amendment and restatement of the Existing Buyer Certificate of Incorporation in the form of the Buyer Charter shall also be approved by the affirmative vote of holders of a majority of the outstanding shares of Buyer Class A Common Stock (and each reference to approval of Buyer Stockholder Matters in Article X, this Article XI and Article XII shall be deemed to also include the approval described in this clause (i)) and (ii) the condition in this Section 10.01(d) shall be deemed satisfied if approval of all Buyer Stockholder Matters (other than clauses (4), (5), (6) and/or (7) of the definition thereof) have been so obtained.

Section 10.02. Additional Conditions to Obligations of Buyer Parties. The obligations of the Buyer Parties to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Buyer:

(a) Representations and Warranties.

(i) The Company’s Specified Representations (other than the Company’s Specified Representations contained in Section 5.06(a)) shall be true and correct (without giving any effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth therein) in all material respects as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date).

(ii) The Company’s Specified Representations contained in Section 5.06(a) shall be true and correct in all respects as of the Closing Date.

(iii) Each of the representations and warranties of the Company contained in ARTICLE V (other than the Company’s Specified Representations) shall be true and correct (without giving any effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth therein) as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date), except, in either case, where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to result in, a Material Adverse Effect.

(b) Agreements and Covenants. As of the Closing, the Company shall not be in material breach of any covenant or agreement contained in this Agreement that the Company was required to perform prior to the Closing.

(c) No Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of this Agreement.

(d) Officer’s Certificate. The Company shall have delivered to Buyer a certificate signed by an officer of the Company, dated the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 10.02(a), Section 10.02(b) and Section 10.02(c) have been fulfilled.

Section 10.03. Additional Conditions to the Obligations of the Company. The obligation of the Company to consummate or cause to be consummated the Transactions is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Company:

(a) Representations and Warranties.

(i) Buyer’s Specified Representations shall be true and correct (without giving any effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth therein) in all material respects as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date).

(ii) Each of the representations and warranties of the Buyer Parties contained in ARTICLE VI (other than Buyer’s Specified Representations) shall be true and correct (without giving any effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth therein) as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date) except, in either case, where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to result in, a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby.

(b) Agreements and Covenants. As of the Closing, no Buyer Party shall be in material breach of any covenant or agreement contained in this Agreement that such Buyer Party was required to perform prior to the Closing.

(c) Officer’s Certificate. Buyer shall have delivered to the Company a certificate signed by an officer of Buyer, dated the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 10.03(a), Section 10.03(b) and Section 10.03(d).

(d) Sponsor Support Agreement. Each of the covenants of the Sponsor required under the Sponsor Support Agreement to be performed as of or prior to the Closing shall have been performed in all material respects.

(e) Buyer Stock. The Buyer Common Stock, whether issuable as part of the Initial PIPE Investment, the Additional PIPE Investment (if any), the Sponsor Backstop Investment, or as part of the Pre-Closing Series B Share Consideration or the Closing Merger Consideration, shall have been approved for listing on Nasdaq or NYSE, as applicable, subject to official notice of issuance.

(f) Buyer Organizational Documents. The Existing Buyer Certificate of Incorporation shall be amended and restated in the form of the Buyer Charter.

(g) Minimum Cash. The Available Closing Buyer Cash shall be at least $195,500,000, and the Initial PIPE Financing Amount (including the Sponsor PIPE Amount) (in addition to any Additional PIPE Financing Amount and/or the Sponsor Backstop Amount, in each case if and only if applicable pursuant to the terms of this Agreement and the Sponsor Subscription and Backstop Agreement) shall have been delivered in full.

Section 10.04. Frustration of Conditions. None of the Buyer Parties or the Company may rely on the failure of any condition set forth in this ARTICLE X to be satisfied if such failure was caused by such Party’s failure to act in good faith or to take such actions as may be necessary to cause the conditions to such Party’s obligation to consummate the Transactions (or cause the Transactions to be consummated) to be satisfied, as required by Section 9.01.

ARTICLE XI

TERMINATION/EFFECTIVENESS

Section 11.01. Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing only as follows:

(a) by written consent of the Company and Buyer;

(b) by written notice from either the Company or Buyer to the other if any permanent injunction or other Governmental Order of any Governmental Authority preventing the consummation of the Transactions shall have become final and non-appealable;

(c) by written notice to the Company from Buyer if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, such that the conditions specified in Section 10.02(a) or Section 10.02(b) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company through the exercise of its commercially reasonable efforts, then, for a period of up to twenty (20) Business Days (or any shorter period of the time that remains between the date Buyer provides written notice of such violation or breach and the Termination Date or the Extended Termination Date, as applicable) after receipt by the Company of notice from Buyer of such breach, but only as long as the Company continues to use its commercially reasonable efforts to cure such Terminating Company Breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period, (ii) the

Closing has not occurred on or before September 10, 2022 (the “Termination Date”); provided, that if any bona fide Action for specific performance or other equitable relief by the Company with respect to this Agreement, any other Transaction Agreement or otherwise with respect to the Transactions is commenced or pending on or before the Termination Date, then the Termination Date shall be automatically extended without any further action by any Party until the date that is thirty (30) days following the date on which a final, non-appealable Governmental Order has been entered with respect to such Action and the Termination Date shall be deemed to be such later date for all purposes of this Agreement (the “Extended Termination Date”); provided, further, that, in the event Buyer’s stockholders approve an extension of the period for Buyer to consummate an initial business combination under its organizational documents, the Termination Date (or the Extended Termination Date, as applicable) shall be extended by three (3) months from the initial Termination Date or such later date as may be mutually agreed by Company and Buyer; or (iii) the consummation of the Mergers is permanently enjoined or prohibited by the terms of a final, non-appealable Governmental Order or a statute, rule or regulation; provided, that, the right to terminate this Agreement under subsection (i) or (ii) shall not be available if Buyer’s failure to fulfill any obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date;

(d) by written notice to Buyer from the Company if (i) there is any breach of any representation, warranty, covenant or agreement on the part of any Buyer Party set forth in this Agreement, such that the conditions specified in Section 10.03(a) or Section 10.03(b) would not be satisfied at the Closing (a “Terminating Buyer Breach”), except that, if any such Terminating Buyer Breach is curable by such Buyer Party through the exercise of its commercially reasonable efforts, then, for a period of up to twenty (20) Business Days (or any shorter period of the time that remains between the date the Company provides written notice of such violation or breach and the Termination Date) after receipt by Buyer of notice from the Company of such breach, but only as long as Buyer continues to exercise such commercially reasonable efforts to cure such Terminating Buyer Breach (the “Buyer Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Buyer Breach is not cured within the Buyer Cure Period, (ii) the Closing has not occurred on or before the Termination Date, or (iii) the consummation of the First Merger or the Second Merger is permanently enjoined or prohibited by the terms of a final, non-appealable Governmental Order or a statute, rule or regulation; provided, that the right to terminate this Agreement under subsection (i) or (ii) shall not be available if the Company’s failure to fulfill any obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date;

(e) by written notice from either the Company or Buyer to the other if the approval of the Buyer Stockholder Matters by the Buyer Stockholders is not obtained at the Special Meeting (subject to any adjournment, postponement or recess thereof); provided, that the right to terminate this Agreement under this Section 11.01(e) shall not be available to Buyer if, at the time of such termination, Buyer is in breach of Section 9.02; provided, further, that no termination right shall be available to any Party pursuant to this Section 11.01(e) if clauses (4), (5), (6) and/or (7) of the definition of Buyer Stockholder Matters are the only approvals of the Buyer Stockholder Matters not so obtained at the Special Meeting;

(f) by written notice to the Company from Buyer if there has been a Material Adverse Effect on the Company; or

(g) by written notice to Buyer from the Company, in order for the Company (or any of its Affiliates or Subsidiaries) to enter into, immediately following such termination, a binding and definitive written Contract with the Specified Third Party in respect of a Specified Third Party Transaction (a “Specified Third Party Definitive Agreement”); provided, that the Company has materially complied with its covenants and agreements under Section 9.03(c). If the Company terminates this Agreement pursuant to this Section 11.01(g), then (i) upon the earlier of (A) the consummation of the Specified Third Party Transaction at the closing under the Specified Third Party Definitive Agreement and (B) the termination of the Specified Third Party Definitive Agreement in accordance with its terms, the Company shall pay (1) the Termination Fee to Buyer in accordance with Section 11.03(a) and (2) the “Subscriber Termination Adjustment” (as defined in the Sponsor Subscription and Backstop Agreement) to Sponsor pursuant to the terms of the Sponsor Subscription and Backstop Agreement and (ii) upon (and subject to) the consummation of the Specified Third Party Transaction at the closing under the Specified Third Party Definitive Agreement, the Company shall consummate the “Mandatory Preferred Call” (as defined in the Preferred Shares Subscription Agreement) pursuant to the terms of the Convertible Preferred Certificate of Designation.

Section 11.02. Effect of Termination. Except as otherwise set forth in this Section 11.02 or Section 12.13, in the event of the termination of this Agreement pursuant to Section 11.01, this Agreement shall forthwith become void and have no effect, without any liability on the part of any Party or its respective Affiliates, officers, directors, employees or stockholders, other than liability of any Party for Fraud or any intentional and willful breach of this Agreement by such Party occurring prior to such termination. The provisions of Section 7.04 (No Claim Against the Trust Account), Section 9.05 (Confidentiality; Publicity), Section 11.01(g), this Section 11.02 (Effect of Termination), Section 11.03 (Termination Fee) and ARTICLE XII (collectively, the “Surviving Provisions”) and the Confidentiality Agreement, and any other Section or Article of this Agreement referenced in the Surviving Provisions which are required to survive in order to give appropriate effect to the Surviving Provisions, shall in each case survive any termination of this Agreement.

Section 11.03. Termination Fee.

(a) In the event that this Agreement is terminated pursuant to Section 11.01(g), then at the time specified in Section 11.01(g)(i), the Company shall be obligated to pay (or caused to be paid) to Buyer or its designee(s) a termination fee in an amount equal to the amount of Buyer Transaction Expenses, calculated as of the date of termination, which for purposes of this ARTICLE XI shall not exceed $10,000,000 (such amount, the “Termination Fee”), by wire transfer of immediately available funds to an account designated by Buyer in writing (such written designation to be provided to the Company no later than two (2) Business Days after the date on which Buyer delivers to the Company a written invoice for the Buyer Transaction Expenses (which, for the avoidance of doubt, shall not be more than one (1) Business Day following such termination)). Any amounts paid or shares issued in connection with a termination pursuant to Section 11.01(g) in respect of the Subscriber Termination Adjustment shall be treated as an adjustment to the purchase price of the Company Convertible Preferred Shares issued pursuant to the Preferred Shares Subscription Agreement unless otherwise required by applicable Law.

(b) Notwithstanding anything to the contrary set forth in this Agreement, except in the case of Fraud, if the Termination Fee is paid pursuant to Section 11.03(a), such payment shall constitute the sole and exclusive remedy of Buyer, Merger Sub I, Merger Sub II, any of their respective Subsidiaries or any of their respective former, current or future direct or indirect general or limited partners, equityholders, directors, officers, managers, employees, Representatives or assignees, on the one hand, against the Company, its Subsidiaries and any of their respective former, current or future direct or indirect general or limited partners, equityholders, directors, officers, managers, employees, Representatives or assignees (together with the Company, collectively, the “Company Related Parties”) for all losses and damages suffered as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or otherwise, and none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions.

(c) If the Company fails to pay promptly any amount due under this Section 11.03, and in order to obtain such payment, Buyer commences an Action against the Company that results in a judgment against the Company for any amount owed thereby under this Section 11.03, as applicable, the Company shall reimburse Buyer for its reasonable, documented and out-of-pocket costs and expenses (including reasonable, documented and out-of-pocket attorneys’ fees) incurred in connection with such Action, together with interest on such amount at a rate equal to (i) the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, plus (ii) two percent (2%).

(d) Each of the Parties acknowledges that (i) the agreements contained in this Section 11.03 are an integral part of the Transactions, (ii) without these agreements, the Parties would not enter into this Agreement, (iii) the provisions of this ARTICLE XI supersede the A&R LOI, and (iv) the Termination Fee does not constitute a penalty, but rather is liquidated damages in a reasonable amount that will reimburse certain expenses Buyer expended in its pursuit of an initial business combination and provide funds to allow Buyer to seek an amendment to its Certificate of Incorporation to allow additional time to consummate an initial business combination, if necessary and advisable, and compensate Buyer for the efforts and resources expended and opportunities foregone while negotiating this Agreement, in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision.

ARTICLE XII

MISCELLANEOUS

Section 12.01. Waiver. Any Party may, at any time prior to the Closing, by action taken by its board of directors or equivalent governing body, or officers thereunto duly authorized, waive in writing any of its rights or conditions in its favor under this Agreement or agree to an amendment or modification to this Agreement in the manner contemplated by Section 12.10 and by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement.

Section 12.02. Notices. All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed (provided, that no “bounce-back” or similar message is received), addressed as follows:

(a)	If to the Buyer Parties, to:

Mudrick Capital Acquisition Corporation II

New York, New York 10022

Attn: John O’Callaghan

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attn: Jackie Cohen; Amanda Fenster

E-mail: jackie.cohen@weil.com; amanda.fenster@weil.com

(b)	If to the Company, the Surviving Corporation or the Surviving Entity, to:

BC Cyan Investment Holdings Inc. c/

o Bain Capital Private Equity, LP 200

Clarendon Street

Boston, MA 02116

Attn: David Humphrey

Ryan Cotton

David Hutchins

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Attn: Jeffrey W. Richards, P.C.

Matthew H. O’Brien, P.C.

Email: jrichards@kirkland.com

matthew.obrien@kirkland.com

and

Kirkland & Ellis LLP

200 Clarendon Street

Boston, MA 02116

Attn: Benjamin J. Dionne

Email: benjamin.dionne@kirkland.com

or to such other address or addresses as the Parties may from time to time designate in writing. Without limiting the foregoing, any Party may give any notice, request, instruction, demand, document or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service or ordinary mail), but no such notice, request, instruction, demand, document or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended.

Section 12.03. Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties; provided, that the Company may delegate the performance of its obligations or assign its rights hereunder in part or in whole to any controlled Affiliate of the Company so long as the Company remains fully responsible for the performance of the delegated obligations. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 12.03 shall be null and void, ab initio.

Section 12.04. Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement; provided, that, notwithstanding the foregoing (a) in the event the Closing occurs, the present and former officers and directors of the Company and Buyer (and their successors, heirs and representatives) and each of their respective Indemnitee Affiliates are intended third-party beneficiaries of, and may enforce, Section 8.02, (b) the past, present and future directors, officers, employees, incorporators, members, partners, stockholders, Affiliates, agents, attorneys, advisors and representatives of the Parties, and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Section 12.14 and Section 12.15, and (c) Counsel are intended third-party beneficiaries of, and may enforce, Section 12.17.

Section 12.05. Expenses. Except as otherwise provided herein or the other Transaction Agreements, each Party shall bear its own expenses incurred in connection with this Agreement and the transactions herein contemplated whether or not such transactions shall be consummated, including all fees of its legal counsel, financial advisers and accountants; provided, that if the Closing occurs, Buyer shall pay at or promptly after Closing, all Buyer Transaction Expenses and all Company Transaction Expenses.

Section 12.06. Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 12.07. Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 12.08. Schedules and Exhibits. The Schedules and Exhibits referenced herein are a part of this Agreement as if fully set forth herein. All references herein to Schedules and Exhibits shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a Party in the Schedules with reference to any section or schedule of this Agreement (including as a heading set forth in the Schedules) shall be deemed to be a disclosure with respect to (a) such referenced section(s) or schedule(s) and (b) all other sections or schedules to which such disclosure may apply solely to the extent the relevance of such disclosure is reasonably apparent on the face of the disclosure in such Schedule. Certain information set forth in the Schedules is included solely for informational purposes.

Section 12.09. Entire Agreement. This Agreement (together with the Schedules and Exhibits to this Agreement) and that certain nondisclosure letter agreement, dated as of September 13, 2021, by and between Blue Nile and Buyer (as amended, modified or supplemented from time to time, the “Confidentiality Agreement”), constitute the entire agreement among the Parties relating to the transactions contemplated hereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Subsidiaries relating to the transactions contemplated hereby (including, for the avoidance of doubt, that certain amended and restated letter of intent, dated as of May 16, 2022, by and between Blue Nile and Buyer (as amended, modified or supplemented from time to time) (the “A&R LOI”)). No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the transactions contemplated by this Agreement exist between the Parties except as expressly set forth or referenced in this Agreement and the Confidentiality Agreement.

Section 12.10. Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement (and by each of the Parties to this Agreement) and which makes reference to this Agreement. The approval of this Agreement by the stockholders of any of the Parties shall not restrict the ability of the board of directors (or other body performing similar functions) of any of the Parties to terminate this Agreement in accordance with Section 11.01 or to cause such Party to enter into an amendment to this Agreement pursuant to this Section 12.10.

Section 12.11. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

Section 12.12. Jurisdiction; WAIVER OF TRIAL BY JURY. Any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought in federal and state courts located in the State of Delaware, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 12.12. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.13. Enforcement. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) or any Transaction Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (i) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement or any Transaction Agreement and to enforce specifically the terms and provisions hereof and thereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 11.01, this being in addition to any other remedy to which they are entitled under this Agreement or any Transaction Agreement, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or in equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement or any Transaction Agreement and to enforce specifically the terms and provisions of this Agreement or any Transaction Agreement in accordance with this Section 12.13 shall not be required to provide any bond or other security in connection with any such injunction.

Section 12.14. Non-Recourse. Subject in all respects to the last sentence of this Section 12.14, this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a Party (and then only to the extent of the specific obligations undertaken by such Party in this Agreement), (a) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any Party and (b) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company, Buyer, First Merger Sub or Second Merger Sub under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, nothing in this Section 12.14 shall limit, amend or waive any rights or obligations of any party to any Transaction Agreement.

Section 12.15. Nonsurvival of Representations, Warranties and Covenants. None of the representations, warranties, covenants, obligations, agreements or other provisions in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements or other provisions, shall survive the Closing, and each such representation, warranty, covenant, obligation, agreement or other provision shall terminate and expire upon the occurrence of the Second Effective Time (and there shall be no liability after the Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part at or after the Closing, and then only with respect to any breaches occurring at or after the Closing, and (b) this ARTICLE XII.

Section 12.16. Acknowledgements.

(a) Each of the Parties acknowledges and agrees (on its own behalf and on behalf of its respective Affiliates and its and their respective Representatives) that: (i) it has conducted its own independent investigation of the financial condition, results of operations, assets, liabilities, properties and projected operations of the other Parties (and their respective Subsidiaries) and has been afforded satisfactory access to the books and records, facilities and personnel of the other Parties (and their respective Subsidiaries) for purposes of conducting such investigation; (ii) the Company Representations constitute the sole and exclusive representations and warranties of the Company in connection with the transactions contemplated hereby; (iii) the Buyer Party Representations constitute the sole and exclusive representations and warranties of Buyer, First Merger Sub and Second Merger Sub; (iv) except for the Company

Representations by the Company and the Buyer Party Representations by the Buyer Parties, none of the Parties or any other Person makes, or has made, any other express or implied representation or warranty with respect to any Party (or any Party’s Subsidiaries), including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the such Party or its Subsidiaries or the transactions contemplated by this Agreement and all other representations and warranties of any kind or nature expressed or implied (including (x) regarding the completeness or accuracy of, or any omission to state or to disclose, any information, including in the estimates, projections or forecasts or any other information, document or material provided to or made available to any Party or their respective Affiliates or Representatives in certain “data rooms,” management presentations or in any other form in expectation of the Transactions, including meetings, calls or correspondence with management of any Party (or any Party’s Subsidiaries), and (y) any relating to the future or historical business, condition (financial or otherwise), results of operations, prospects, assets or liabilities of any Party (or its Subsidiaries), or the quality, quantity or condition of any Party’s or its Subsidiaries’ assets) are specifically disclaimed by all Parties and their respective Subsidiaries and all other Persons (including the Representatives and Affiliates of any Party or its Subsidiaries); and (v) each Party and its respective Affiliates are not relying on any representations and warranties in connection with the Transactions except the Company Representations by the Company and the Buyer Party Representations by the Buyer Parties. The foregoing does not limit any rights of any Party pursuant to any other Transaction Agreement against any other Party pursuant to such Transaction Agreement to which it is a party or an express third party beneficiary thereof. Except as otherwise expressly set forth in this Agreement, Buyer understands and agrees that any assets, properties and business of the Acquired Companies are furnished “as is”, “where is” and subject to and except for the Company Representations by the Company or as provided in any certificate delivered in accordance with Section 10.02(d), with all faults and without any other representation or warranty of any nature whatsoever. Nothing in this Section 12.16(a) shall relieve any Party of liability in the case of Fraud committed by such Party.

(b) Effective upon Closing, each of the Parties waives, on its own behalf and on behalf of its respective Affiliates and Representatives, to the fullest extent permitted under applicable Law, any and all rights, Actions and causes of action it may have against any other Party or their respective Subsidiaries and any of their respective current or former Affiliates or Representatives relating to the operation of any Party or its Subsidiaries or their respective businesses or relating to the subject matter of this Agreement, the Schedules, or the Exhibits to this Agreement, whether arising under or based upon any federal, state, local or foreign Law or otherwise (including any Actions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other Environmental Laws). Each Party acknowledges and agrees that it will not assert, institute or maintain any Action or investigation of any kind whatsoever, including a counterclaim, cross-claim, or defense, regardless of the legal or equitable theory under which such liability or obligation may be sought to be imposed, that makes any claim contrary to the agreements and covenants set forth in this Section 12.16. Notwithstanding anything herein to the contrary, nothing in this Section 12.16(b) shall preclude any Party from seeking any remedy for Fraud committed by a Party. Each Party shall have the right to enforce this Section 12.16 on behalf of any Person that would be benefitted or protected by this Section 12.16 if they were a party hereto. The foregoing agreements, acknowledgements, disclaimers and waivers are irrevocable. For the avoidance of doubt, nothing in this Section 12.16 shall limit, modify, restrict or operate as a waiver with respect to, any rights any Party may have under any written agreement entered into in connection with the transactions that are contemplated by this Agreement, including any other Transaction Agreement.

Section 12.17. Provisions Respecting Representation of the Company. Each of the Parties hereby agrees, on its own behalf and on behalf of its directors, managers, members, partners, officers, employees and Affiliates, that Kirkland & Ellis LLP (“ Counsel”) may serve as counsel to the Acquired Companies, on the one hand, and Holdings (individually and collectively, the “Seller Group”), on the other hand, in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, and that, following consummation of the transactions contemplated hereby, Counsel (or any of its respective successors) may serve as counsel to Seller Group or any director, manager, member, partner, officer, employee or Affiliate of any member of Seller Group, in connection with any Action or obligation arising out of or relating to this Agreement or the transactions contemplated by this Agreement notwithstanding such representation or any continued representation of the Company or any of its Subsidiaries, and each of the Parties (on its own behalf and on behalf of its Affiliates) hereby consents thereto and irrevocably waives any conflict of interest arising therefrom, and each of such parties shall cause any Affiliate thereof to consent to irrevocably waive any conflict of interest arising from such representation. The parties agree to take the steps necessary to ensure that any privilege attaching as a result of Counsel representing the Acquired Companies in connection with the transactions contemplated by this Agreement shall survive the Closing and shall remain in effect; provided; that such privilege from and after the Closing shall be controlled by Holdings on behalf of the Seller Group. As to any privileged attorney-client communications between Counsel and the Company or Counsel and any of the Company’s Subsidiaries in connection with the transactions contemplated by this Agreement prior to the Closing Date (collectively, the “Privileged Communications”), Buyer, the Company and each of its Subsidiaries, together with any of their respective Affiliates, Subsidiaries, successors or assigns, agree that no such party may use or rely on any of the Privileged Communications in any action against or involving any of the parties after the Closing. In addition, if the Mergers and the other transactions contemplated by this Agreement are consummated, all Privileged Communications related to such transactions will become the property of (and be controlled by) Holdings or its direct or indirect equityholders, and none of Buyer, the Acquired Companies or any of their respective Affiliates, Subsidiaries, successors or assigns shall retain any copies of such records or have any access to them. In the event that Buyer is legally required or requested by any Governmental Authority to access or obtain a copy of all or a portion of the Privileged Communications, Buyer shall be entitled to access or obtain a copy of and disclose the Privileged Communications to the extent necessary to comply with any such legal requirement or request; provided, that Buyer shall promptly notify Holdings in writing (prior to the disclosure by Buyer of any Privileged Communications to the extent legally permissible and practicable) so that Holdings can seek a protective order, at its sole cost and expense, and Buyer agrees to use commercially reasonable efforts to assist therewith.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement and Plan of Merger to be duly executed as of the date hereof.

MUDRICK CAPITAL ACQUISITION
COMPANY II

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Chief Executive Officer

TITAN MERGER SUB I, INC.

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	President

TITAN MERGER SUB II, LLC

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Authorized Person

Signature Page to Merger Agreement

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement and Plan of Merger to be duly executed as of the date hereof.

BC CYAN INVESTMENT HOLDINGS INC.

By:	/s/ Sean Kell
Name:	Sean Kell
Title:	Chief Executive Officer and President

[Signature Page to Merger Agreement]

EXHIBIT A

FORM OF BUYER CHARTER

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF MUDRICK CAPITAL ACQUISITION CORPORATION II

Mudrick Capital Acquisition Corporation II, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 30, 2020 (the “Original Certificate of Incorporation”). The name under which the Original Certificate of Incorporation was filed is “Mudrick Capital Acquisition Corporation II.” An amended and restated certificate of incorporation of the Corporation was filed with the Secretary of

State of the State of Delaware on December 7, 2020 (the “First A&R Certificate of Incorporation”).

2. This Second Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) was duly adopted by the Board of Directors of the Corporation and the stockholders of the

Corporation in accordance with Sections 242 and 245 of the DGCL.

3. This Certificate of Incorporation restates and integrates and further amends the First A&R Certificate of Incorporation of the Corporation, as heretofore amended or supplemented.

4. The text of the First A&R Certificate of Incorporation is hereby amended and restated to read in its entirety as set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, [__] has caused this Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [__] day of [__], 2022.

[__]

By:
Name:	[__]
Title:	[__]

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

[__________]

ARTICLE I

NAME

Section 1.1 Name. The name of the Corporation is [__________] (the “Corporation”).

ARTICLE II

REGISTERED AGENT

Section 2.1 Address. The registered office of the Corporation in the State of Delaware is [1209 Orange Street, Corporation Trust Center, Wilmington, New Castle County, Delaware 19801]; and the name of the Corporation’s registered agent at such address is [The Corporation Trust Company].

ARTICLE III

PURPOSE

Section 3.1 Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

CAPITALIZATION

Section 4.1 Authorized Capital Stock; Rights and Options.

(a) The total number of shares of all classes of stock that the Corporation is authorized to issue is [501,000,000] shares, consisting of: (i) [1,000,000] shares of preferred stock, par value $0.0001 per share (“Preferred Stock”); and (ii) [500,000,000] shares of common stock, par value $0.0001 per share (“Common Stock”).

(b) The number of authorized shares of any of the Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares of such class or series then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no separate class vote of the holders of any of the Preferred Stock or Common Stock shall be required therefor, except as otherwise expressly provided in this Certificate of Incorporation (including pursuant to any certificate of designation relating to any series of Preferred Stock).

(c) The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board of Directors of the Corporation (the “Board”). The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options. Notwithstanding the foregoing, the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of capital stock a number of shares of the class of capital stock issuable pursuant to any such rights, warrants and options outstanding from time to time.

Section 4.2 Preferred Stock.1

(a) The Board is hereby expressly authorized, subject to any limitations prescribed by the DGCL, by resolution or resolutions, and by the rights, if any, of the holders of any outstanding series of Preferred Stock at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Secretary of State of the State of Delaware a certificate of designation with respect thereto. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(b) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any certificate of designation relating to such series).

Section 4.3 Common Stock. The powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions of the Common Stock are as follows:

(a) Voting Rights.

(i) Except as otherwise expressly provided in this Certificate of Incorporation or as provided by law, each holder of record of Common Stock, as such, shall be entitled to one (1) vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote or holders of Common Stock as a separate class are entitled to vote, including the election or removal of directors.

(ii) Except as otherwise expressly provided in this Certificate of Incorporation or required by applicable law, the holders of Common Stock having the right to vote in respect of such Common Stock shall vote together as a single class (or, if the holders of one or more series of Preferred Stock are entitled to vote together with the holders of Common Stock having the right to vote in respect of such Common Stock, as a single class with the holders of such other series of Preferred Stock) on all matters submitted to a vote of the stockholders having voting rights generally.

(iii) Notwithstanding the foregoing provisions of this Section 4.3(a), to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power under this Certificate of Incorporation with respect to, and shall not be entitled to vote on, any amendment to this Certificate of Incorporation (including any certificate of

[1]

Note to Draft: Form of preferred certificate of designation for the public company to include footnotes providing for (1) an equitable adjustment for any temporal provisions in the instrument (e.g., “looking back” to the original issue date) and (2) an “update” to the definition of Liquidation Preference to ensure no value is lost when the instrument is converted (e.g., to account for accrued interest between the issue date and the closing date).

designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon under this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or under the DGCL. The foregoing provisions of this clause (v) shall not limit any voting power granted to holders of Common Stock or any class thereof in the terms of such Preferred Stock.

(b) Dividends and Distributions. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any other class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends and other distributions in cash, stock of the Corporation or property of the Corporation, each share of Common Stock shall be entitled to receive, Ratably with other Participating Shares, such dividends and other distributions as may from time to time be declared by the Board in its discretion out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine.

(c) Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock or any other class or series of stock having a preference over any Participating Shares as to distributions upon dissolution or liquidation or winding up shall be entitled the remaining assets of the Corporation shall be distributed Ratably to the Participating Shares.

(d) No Preemptive or Subscription Rights. No holder of shares of Common Stock shall (in its capacity as such and without limiting any contractual rights) be entitled to preemptive or subscription rights with respect to the Common Stock, the Preferred Stock or any other securities of the Corporation, or with respect to any obligations convertible (directly or indirectly) into securities of the Corporation whether now or hereinafter authorized.

ARTICLE V

BYLAWS

The Board is expressly authorized to make, repeal, alter, amend and rescind, in whole or in part, the bylaws of the Corporation (as in effect from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote of the stockholders, from and after the Trigger Event, in addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the Bylaws or applicable law, the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.

ARTICLE VI

BOARD OF DIRECTORS

Section 6.1 Board of Directors.

(a) Board Powers. Except as otherwise provided in this Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

(b) Number, Election and Term.

(i) Without limiting the rights of any party to the Investor Rights Agreement, or except as otherwise provided for or fixed in any certificate of designation with respect to any series of Preferred Stock, the total number of directors constituting the whole Board shall be determined from time to time by resolution adopted by the Board.

(ii) Without limiting the rights of any party to the Investor Rights Agreement, the directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more such series, as the case may be (such directors, if any, the “Preferred Stock Directors”)) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the Effective Date, Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the Effective Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the Effective Date. At each annual meeting following the Effective Date, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of such directors is changed (other than in respect of any Preferred Stock Directors), any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove, or shorten the term of, any incumbent director. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding in respect of any Preferred Stock Directors and without limiting the rights of any party to the Investor Rights Agreement, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Without limiting the rights of any party to the Investor Rights Agreement, the Board is authorized to assign members of the Board already in office at the Effective Date to their respective class.

(iii) Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal from office.

(iv) Directors of the Corporation need not be elected by written ballot, unless the Bylaws shall so provide.

Section 6.2 Newly-Created Directorships and Vacancies. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding in respect of any Preferred Stock Directors and without limiting the rights of any party to the Investor Rights Agreement, any newly-created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled by a majority of the directors then in office (other than directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more series, as the case may be), even if less than a quorum, by a sole remaining director or by the stockholders; provided, however, that, subject to the rights granted to holders of any one or more series of Preferred Stock then outstanding in respect of any Preferred Stock Directors and without limiting the rights of any party to the Investor Rights Agreement, from and after the Trigger Event, any newly-created directorship on the Board that results from an increase in the number of directors and any vacancy occurring on the Board shall be filled only by a majority of the directors then in office (other than directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more series, as the case may be), even if less than a quorum, or by a sole remaining director (and not by the stockholders). Any director (other than a Preferred Stock Director) appointed to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

Section 6.3 Resignation and Removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted by the Bylaws. Without limiting the rights of any party to the Investor Rights Agreement, any or all of the directors (other than any Preferred Stock Director) may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all outstanding shares of Common Stock entitled to vote thereon, voting together as a single class; provided, however, that, from and after the Trigger Event, any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class. Without limiting the rights of any party to the Investor Rights Agreement, in case the Board or any one or more directors should be so removed, new directors may be appointed in accordance with Section 6.2.

Section 6.4 Preferred Stock Directors. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect Preferred Stock Directors, then the election, term of office, removal and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) applicable thereto. Notwithstanding Section 6.1(b), the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed in accordance with Section 6.1(b) hereof, and the total number of directors constituting the whole Board shall be automatically adjusted accordingly and whenever the holders of any series of Preferred Stock having such right to elect Preferred Stock Directors are divested of such right, the terms of office of all such Preferred Stock Directors shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

Section 6.5 Quorum. A quorum for the transaction of business by the directors shall be set forth in the Bylaws.

ARTICLE VII

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING; ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

Section 7.1 Consent of Stockholders in Lieu of Meeting. Prior to the Trigger Event, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the Bylaws and applicable law. From and after the Trigger Event, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a class or series or separately as a class with one or more other such series or classes, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.

Section 7.2 Meetings of Stockholders. Subject to the rights of the holders of any series of Preferred Stock, and any rights granted pursuant to the Investor Rights Agreement, special meetings of the stockholders of the Corporation for any purpose or purposes may be called only by or at the direction of the Board, the Chair of the Board or as otherwise expressly provided in the Bylaws; provided, however, that at any time when the Sponsors Beneficially Own, in the aggregate, at least 40% of the stock entitled to vote generally in the election of directors, special meetings of the stockholders shall also be called by or at the direction of the Board or the Chair of the Board at the request of Sponsors that Beneficially Own, in the aggregate, at least 40% of the stock entitled to vote generally in the election of directors. An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board or a duly authorized committee thereof.

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limited Liability of Directors. To the fullest extent permitted by law, no director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director. If the DGCL is amended to authorize action further eliminating or limiting the personal liability of directors and/or officers, then the liability of a director and/or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither the amendment nor the repeal of this Article VIII shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer, as applicable, of the Corporation existing prior to such amendment or repeal.

Section 8.2 Indemnification and Advancement of Expenses. To the fullest extent permitted by law, the Corporation shall indemnify (and provide advancement of expenses to) directors and officers of the Corporation from and against any and all liabilities, costs, expenses or damages that they may incur on account of, related to, or in connection with, directly or indirectly, their service to the Corporation. The Corporation may indemnify (and provide advancement of expenses to) employees and agents of the Corporation (and any other persons to which the DGCL permits the Corporation to provide indemnification). Indemnification may be made through Bylaw provisions, agreements with such persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL. The rights to indemnification and advancement of expenses conferred on any Indemnitee by this Section 8.2 shall not be exclusive of any other rights that any Indemnitee may have or hereafter acquire under law, this Certificate of Incorporation, the Bylaws, insurance, an agreement, vote of stockholders or disinterested directors, or otherwise.

ARTICLE IX

DGCL SECTION 203 AND BUSINESS COMBINATIONS

Section 9.1 DGCL Section 203. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

Section 9.2 Permitted Business Combinations. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:

(a) prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

(b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(c) at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

Section 9.3 Certain Definitions. For purposes of this Article IX, references to:

(a) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (i) with the interested stockholder, or (ii) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 9.2 is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (ii) pursuant to a merger under Section 251(g) of the DGCL; (iii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (iv) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (v) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (iii) through (v) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i) through (iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(d) “control,” including the terms “controlling,” “controlled by” and “under common control with,” shall have the meaning set forth in Article X(f) hereof.

(e) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (A) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (B) is an Affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the Affiliates and associates of such person; but “interested stockholder” shall not include (i) any Sponsor, any Sponsor Direct Transferee, any Sponsor Indirect Transferee or any of their respective Affiliates or successors or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (ii) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, further, that in the case of clause (ii) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(f) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or associates:

(i) Beneficially Owns such stock, directly or indirectly; or

(ii) has (i) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or associates until such tendered stock is accepted for purchase or exchange; or (ii) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (ii) of subsection (b) above), or disposing of such stock with any other person that Beneficially Owns, or whose Affiliates or associates Beneficially Own, directly or indirectly, such stock.

(g) “person” means any individual, corporation, partnership, unincorporated association or other entity.

(h) “Sponsor Direct Transferee” means any person that acquires (other than in a registered public offering) directly from any Sponsor or any of such Sponsor’s successors or any “group,” or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

(i) “Sponsor Indirect Transferee” means any person that acquires (other than in a registered public offering) directly from any Sponsor Direct Transferee or any other Sponsor Indirect Transferee beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

(j) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(k) “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentages of the votes of such voting stock.

ARTICLE X

COMPETITION AND CORPORATE OPPORTUNITIES

(a) In recognition and anticipation that (i) certain directors, principals, members, officers, associated funds, employees and/or other representatives of one or more of the Sponsors and/or Mudrick Capital Acquisition Holdings II LLC (“Mudrick”) and their respective Affiliates may serve as directors, officers or agents of the Corporation, (ii) one or more of the Sponsors and/or Mudrick and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) members of the Board who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article X are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the Sponsors, Mudrick, the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

(b) None of (i) the Sponsors, Mudrick or any of their respective Affiliates or (ii) any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) or his or her Affiliates (the Persons (as defined below) identified in (i) and (ii) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Article X(d) hereof. Subject to Article X(d) hereof, in the event that any Identified Person acquires knowledge of a potential transaction or other matter or business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no fiduciary duty or other duty (contractual or otherwise) to communicate, present or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty or other duty (contractual or otherwise) as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person, or does not present such corporate opportunity to the Corporation or any of its Affiliates.

(c) The Corporation and its Affiliates do not have any rights in and to the business ventures of any Identified Person, or the income or profits derived therefrom, and the Corporation agrees that each of the Identified Persons may do business with any potential or actual customer or supplier of the Corporation or may employ or otherwise engage any officer or employee of the Corporation.

(d) Notwithstanding the foregoing provisions of this Article X, the Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation) if such opportunity is expressly offered to such person in writing solely in his or her capacity as a director or officer of the Corporation, and the provisions of Article X(b) hereof shall not apply to any such corporate opportunity.

(e) In addition to and notwithstanding the foregoing provisions of this Article X, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (i) the Corporation is neither financially or legally able, nor contractually permitted, to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (iii) is one in which the Corporation has no interest or reasonable expectancy.

(f) For purposes of this Article X, (i) “Affiliate” shall mean (a) in respect of any Sponsor, any Person that, directly or indirectly, is controlled by such Sponsor, controls such Sponsor or is under common control with such Sponsor and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (b) in respect of Mudrick, any Person that, directly or indirectly, is controlled by Mudrick, controls Mudrick or is under common control with Mudrick and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (c) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (d) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; (ii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity; (iii) “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X(f), as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity; and (iv) “Sponsor” shall mean any of (i) Bain Capital Private Equity, LP and each of its Affiliates and Bow Street LLC and each of its Affiliates).

(g) To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article X. Neither the alteration, amendment, addition to or repeal of this Article X, nor the adoption of any provision of this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) inconsistent with this Article X, shall eliminate or reduce the effect of this Article X in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article X, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption.

ARTICLE XI

SEVERABILITY

If any provision of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (i) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE XII

FORUM

(a) Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery does not have subject matter jurisdiction, another state court sitting in the State of Delaware or, if and only if neither the Court of Chancery nor any state court sitting in the State of Delaware has subject matter jurisdiction, then the federal district court for the District of Delaware) shall be, to the fullest extent permitted by law, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, stockholder or employee of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, or a claim of aiding and abetting any such breach of a fiduciary duty, (iii) any action asserting a claim against the Corporation or any director or officer of the Corporation arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws (as either may be amended and/or restated from time to time) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws (as either may be amended and/or restated from time to time), (v) any action asserting a claim against the Corporation or any director or officer of the Corporation governed by the internal affairs doctrine of the law of the State of Delaware, or (vi) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL. The choice of forum provision set forth in this Section XII(a) shall not apply to any actions arising under the Securities Act of 1933, as amended, or the Exchange Act.

(b) Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, as amended, against the Corporation or any director or officer of the Corporation.

(c) To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII, including personal jurisdiction and venue in any state or federal court located in the State of Delaware for any action or proceeding set forth in above clauses (i) to (vi) of Section XII(a).

ARTICLE XIII

AMENDMENTS

Notwithstanding anything contained in this Certificate of Incorporation to the contrary, from and after the Trigger Event, the following provisions in this Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of Common Stock entitled to vote thereon: Article V, Article VI, Article VII, Article VIII, Article IX, Article X, Article XI, Article XII and Article XIII.

ARTICLE XIV

DEFINITIONS

Section 14.1 Definitions. As used in this Certificate of Incorporation, the following terms have the following meanings, unless clearly indicated to the contrary:

(a) “Affiliate” means, with respect to any Person, any other Person controlled by, controlling or under common control with such Person; where “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

(b) “Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

(c) “Effective Date” means the date of the filing and effectiveness of this Certificate of Incorporation with the Secretary of State of the State of Delaware.

(d) “Investor Rights Agreement” means the Investor Rights Agreement, dated on or about the Effective Date, by and among the Corporation and the other Persons party thereto (as may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof).

(e) “Participating Shares” means shares of any other class or series of Preferred Stock to the extent that, in accordance with the terms thereof, such shares are entitled to participate with Common Stock in, as applicable, (x) dividends or distributions paid by the Corporation, or (y) any liquidation, dissolution or winding up of the Corporation.

(f) “Person” means an individual, a sole proprietorship, a corporation, a partnership, limited liability company, a limited partnership, a joint venture, an association, a trust, or any other entity or organization, including a government or a political subdivision, agency or instrumentality thereof.

(g) “Ratably” means, with respect to Participating Shares (determined pursuant to the definition of “Participating Shares”, as of the applicable time), on a per share basis. If, after the Effective Date, other terms are approved by the Corporation with respect to participation of any class or series of capital stock in residual distributions of the Corporation and are set forth in this Certificate of Incorporation or any certificate of designation with respect to Preferred Stock, “Ratably” shall automatically be adjusted to take account of such other terms.

(h) “Sponsor” means each of (i) Bain Capital Private Equity, LP and each of its Affiliates and (ii) Bow Street LLC and each of its Affiliates.

(i) “Trigger Event” means the date on which the Sponsors cease to Beneficially Own at least 40% of the outstanding shares of Common Stock.

EXHIBIT B

FORM OF BUYER BYLAWS

AMENDED AND RESTATED

BYLAWS

OF

[__]

ARTICLE I

OFFICES

Section 1.1 Registered Office. The registered office of [__] (the “Corporation”) shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.

Section 1.2 Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meetings. The annual meeting of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly be brought before such meeting shall be held on such date, and at such time and place, if any, within or without the State of Delaware, or by means of remote communications, including by webcast, pursuant to Section 2.12(c)(i), as may be designated from time to time by the Board and stated in the notice of meeting or in a duly executed waiver thereof. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled.

Section 2.2 Special Meetings. Except as otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”) or provided by the certificate of incorporation of the Corporation (as amended, restated, amended and restated, modified or supplemented from time to time, the “Certificate of Incorporation”), and subject to the rights of the holders of any series of Preferred Stock (as defined in the Certificate of Incorporation) and any rights granted pursuant to the Investor Rights Agreement (as defined in the Certificate of Incorporation), special meetings of the stockholders of the Corporation for any purpose or purposes may be called only by or at the direction of the Board or the Chair of the Board; provided, however, that at any time when the Sponsors (as defined in the Certificate of Incorporation) Beneficially Own (as defined in the Certificate of Incorporation), in the aggregate, at least 40% of the stock entitled to vote generally in the election of directors, special meetings of the stockholders shall also be called by or at the direction of the Board or the Chair of the Board at the request of Sponsors that Beneficially Own, in the aggregate, at least 40% of the stock entitled to vote generally in the election of directors. Special meetings may be held either at a place, within or without the State of Delaware, or by means of remote communications, including by webcast, pursuant to Section 2.12(c)(i), as the Board or the Chair of the Board may determine, and, if such special meeting has been called at the request of Sponsors that Beneficially Own, in the aggregate, at least 40% of the stock entitled to vote generally in the election of directors, by or at the direction of the Board or the Chair of the Board at the request of such Sponsors. The Board may postpone, reschedule or cancel any special meeting of stockholders previously scheduled; provided, however, that with respect to any special meeting of stockholders of the Corporation previously scheduled at the request of Sponsors that Beneficially Own, in the aggregate, at least 40% of the stock entitled to vote generally in the election of directors, the Board shall not postpone, reschedule or cancel such special meeting without the prior written consent of such Sponsors.

Section 2.3 Notice of Meetings. Except as otherwise provided by the DGCL, the Certificate of Incorporation or these Amended and Restated Bylaws (these “Bylaws”), notice of the date, time, place (if any), the means of remote communications (if any) by which stockholders and proxy holders may be deemed to be present in person and vote at the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes of the meeting of stockholders shall be given not more than 60, nor less than ten, days previous thereto (unless a different time is specified by applicable law), to each stockholder entitled to vote at the meeting as of the record date for determining stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 2.4 Quorum; Adjournments. The holders of a majority in voting power of all of the outstanding shares of stock of the Corporation issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided herein, by applicable law or by the Certificate of Incorporation, but if at any meeting of stockholders there shall be less than a quorum present, the chair of the meeting or, by a majority in voting power thereof, the stockholders present (either in person or by proxy) may, to the extent permitted by law, adjourn the meeting from time to time without further notice, other than announcement at the meeting of the date, time and place, if any, and the means of remote communication, if any, by which stockholders may be deemed present in person or represented by proxy and vote at such adjourned meeting, until a quorum shall be present or represented. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series of stock of the Corporation is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. At any adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the original meeting. Notice need not be given of any adjourned meeting if the time, date and place, if any, and the means of remote communication, if any, by which stockholders may be deemed present in person or represented by proxy and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 60 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting.

Section 2.5 Organization of Meetings. The Chair of the Board, or in the absence of the Chair of the Board, or at the Chair of the Board’s discretion, the Chief Executive Officer, or in the Chief Executive Officer’s absence or at the Chief Executive Officer’s discretion, any officer of the Corporation, shall call all meetings of the stockholders to order and shall act as chair of any such meetings. The Secretary of the Corporation or, in such officer’s absence, an Assistant Secretary of the Corporation, shall act as secretary of the meeting. If neither the Secretary nor an Assistant Secretary is present, the chair of the meeting shall appoint a secretary of the meeting. The Board may adopt such rules and regulations for the conduct of the

2

meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board prior to the meeting, the chairman of the meeting shall determine the order of business and shall have the authority in his or her discretion to regulate the conduct of any such meeting, including, without limitation, convening the meeting and adjourning the meeting (whether or not a quorum is present), announcing the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote, imposing restrictions on the persons (other than stockholders of record of the Corporation or their duly appointed proxies) who may attend any such meeting, establishing procedures for the transaction of business at such meeting (including the dismissal of business not properly presented), maintaining order at the meeting and safety of those present, restricting entry to such meeting after the time fixed for commencement thereof and limiting the circumstances in which any person may make a statement or ask questions at any meeting of stockholders. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.6 Proxies.

(a) At all meetings of stockholders, any stockholder entitled to vote thereat shall be entitled to vote in person or by proxy, subject to applicable law. Without limiting the manner in which a stockholder may authorize another person or persons to act for the stockholder as proxy pursuant to the DGCL, the following shall constitute a valid means by which a stockholder may grant such authority: (i) a stockholder may execute a writing authorizing another person or persons to act for the stockholder as proxy, and execution of the writing may be accomplished by the stockholder or the stockholder’s authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature; or (ii) a stockholder may authorize another person or persons to act for the stockholder as proxy by transmitting or authorizing by means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period; provided, that any such means of electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. If it is determined that such electronic transmissions are valid, the inspector or inspectors of stockholder votes or, if there are no such inspectors, such other persons making that determination shall specify the information upon which they relied.

(b) A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

(c) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to the preceding paragraphs of this Section 2.6 (including any electronic transmission) may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d) Proxies shall be filed with the secretary of the meeting prior to or at the commencement of the meeting to which they relate.

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Section 2.7 Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall decide any matter brought before such meeting, unless such matter is one upon which by express provision of the Certificate of Incorporation, the Investor Rights Agreement, these Bylaws or the DGCL a different vote is required, in which case such express provision shall govern and control the decision of such matter. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series of stock of the Corporation is required and a quorum is present, the affirmative vote of a majority of the votes cast by shares of such class or series or classes or series and entitled to vote on the subject matter shall be the act of such class or series or classes or series, unless the question is one upon which by express provision of the Certificate of Incorporation, the Investor Rights Agreement, these Bylaws or the DGCL a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 2.8 Fixing Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by applicable law, not be more than 60 nor less than ten days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change or conversion or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

(c) Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining stockholders entitled to express consent to action in writing without a meeting is fixed by the Board, (i) if no prior action of the Board is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

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Section 2.9 Consents in Lieu of Meeting. At any time when action by one or more classes or series of stockholders of the Corporation is permitted to be taken by written consent pursuant to the Certificate of Incorporation and/or the Investor Rights Agreement (as applicable), the provisions of this section shall apply. All consents properly delivered in accordance with the Certificate of Incorporation, the Investor Rights Agreement (as applicable) and the DGCL shall be deemed to be recorded when so delivered. No written consent shall be effective to take the action referred to therein unless, within 60 days of the earliest dated consent delivered to the Corporation as required by the DGCL, written consents signed by the holders of a sufficient number of shares of stock of the Corporation to take such action are so delivered to the Corporation in accordance with the Certificate of Incorporation and the applicable provisions of the DGCL. Prompt notice of the taking of the action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation in accordance with the Certificate of Incorporation and the applicable provisions of the DGCL. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand, by certified or registered mail, return receipt requested, or by electronic transmission. If no record date has been fixed by the Board and prior action by the Board is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

Section 2.10 List of Stockholders Entitled to Vote. The Corporation shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network; provided, that the information required to gain access to such list is provided with the notice of the meeting; or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

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Section 2.11 Inspectors. The Board, in advance of all meetings of the stockholders, may, and shall if required by applicable law, appoint one or more inspectors of stockholder votes, who may be employees or agents of the Corporation or stockholders or their proxies, but who shall not be directors of the Corporation or candidates for election as directors. In the event that the Board fails to so appoint one or more inspectors of stockholder votes or in the event that one or more inspectors of stockholder votes previously designated by the Board fails to appear or act at the meeting of stockholders, the chair of the meeting may appoint one or more inspectors of stockholder votes to fill such vacancy or vacancies. Inspectors of stockholder votes appointed to act at any meeting of the stockholders, before discharging their duties, shall take and sign an oath to faithfully execute the duties of inspector of stockholder votes with strict impartiality and according to the best of their ability and the oath so taken shall be subscribed by them. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by applicable law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

Section 2.12 Conduct of Meetings

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the Board, or (C) by any stockholder of record of the Corporation (the “Record Stockholder”) at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section. For the avoidance of doubt, the foregoing clause (C) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)) at an annual meeting of stockholders.

(ii) For nominations or business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (C) of the foregoing paragraph, (A) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (B) any such business must be a proper matter for stockholder action under Delaware law and (C) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by these Bylaws. To be timely, a Record Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the

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45th day, nor earlier than the close of business on the 75th day, prior to the one-year anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this Section 2.12(a)(ii), if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Record Stockholder to be timely must be so delivered not later than the close of business on the later of (1) the 90th day before such annual meeting or (2) the 10th day following the day on which public announcement of the date of such meeting is first made. For purposes of the first annual meeting of stockholders following the adoption of these Bylaws, the date of the preceding year’s annual meeting shall be deemed to be May 15 of the preceding calendar year. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with the preceding sentence, a Record Stockholder’s notice required by these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. For the avoidance of doubt, a Record Stockholder shall not be entitled to make additional or substitute nominations following the expiration of the time periods set forth in this section. In no event shall an adjournment, or postponement of an annual meeting for which notice has been given, commence a new time period for the giving of a Record Stockholder’s notice.

(iii) Such Record Stockholder’s notice shall set forth:

(A) If such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director (the “Nominee”) (1) the name, age, business address, residence address, and principal occupation or employment of the Nominee (present and for the past five years), (2) the Specified Information for such Nominee and any member of the immediate family of such Nominee, or any Affiliate or Associate of such Nominee or any person Acting in Concert therewith, (3) all information relating to the Nominee as would be required to be disclosed in solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act, (4) the Nominee’s written consent to serve a full term as a director if so elected, (5) a written representation and agreement that the Nominee (A) is not and will not become a party to (x) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how the Nominee, if elected as a director, will act or vote as director on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with the Nominee’s ability to comply with its fiduciary duties as director under applicable law; and that the Nominee, if elected or re-elected, intends to refrain in the future from entering into such a Voting Commitment that would not be disclosed to the Corporation or that could limit or interfere with the Nominee’s ability to comply with its fiduciary duties as director under applicable law, (B) is not and will not become a party to any

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agreement, arrangement or understanding (whether written or oral) with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a nominee or as a director that has not been disclosed to the Corporation; and that the Nominee, if elected or re-elected as a director, intends to refrain in the future from entering into any such non-disclosed agreement, arrangement or understanding, and (C) in such Nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected or re-elected as a director, and intends to comply with, all applicable rules of the exchanges upon which the securities of the Corporation are listed and all applicable publicly disclosed policies, principles and guidelines of the Corporation with respect to codes of conduct, corporate governance, conflict of interest, confidentiality, stock ownership and trading applicable to directors of the Corporation, (6) a complete and accurate description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings (whether written or oral) during the past three years, and any other material relationships, between or among such Record Stockholder and beneficial owner on whose behalf the nomination is made, if any, and their respective Affiliates or Associates or others Acting in Concert therewith, on the one hand, and each Nominee, and such Nominee’s respective Affiliates and Associates, or others Acting in Concert therewith, on the other hand, including, without limitation all biographical and related party transaction and other information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K of the Exchange Act if the Record Stockholder and any beneficial owner on whose behalf the nomination is made, if any, or any Affiliate or Associate thereof or person Acting in Concert therewith, were the “registrant” for purposes of such rule and the Nominee were a director or executive officer of such registrant, and (vii) a completed questionnaire with respect to the background and qualification of the Nominee and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request of any Record Stockholder identified by name within five business days of such request).

(B) As to any business that the Record Stockholder proposes to bring before the meeting, (A) a brief description of such business, (B) the text of any proposal or business (including the text of any resolutions proposed to be considered and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (C) the reasons for conducting such business at the meeting and any material interest in such business of such Holder and any Stockholder Associated Person and (D) a description of all agreements, arrangements and understandings between such Holder and any Stockholder Associated Person and any other person or persons (including their names) in connection with the proposal of such business by such Record Stockholder; and

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(C) As to (1) the Record Stockholder giving the notice (the “Noticing Stockholder”) and (2) the beneficial owner, if any, on whose behalf the nomination or proposal is made (collectively with the Noticing Stockholder, the “Holders” and each a “Holder”):

(1) the name and address of each Holder and of any Stockholder Associated Person;

(2) (i) the class, series, and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each Holder and any Stockholder Associated Person (provided, that for purposes of this section, any such person shall in all events be deemed to beneficially own any shares of any class or series of stock of the Corporation as to which such Holder and any Stockholder Associated Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both)), (ii) any Synthetic Equity Position directly or indirectly owned beneficially by each Holder and any Stockholder Associated Person with respect to any shares of any class or series and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (iii) a description of any proxy, contract, arrangement, understanding, or relationship pursuant to which each Holder and any Stockholder Associated Person has a right to vote, directly or indirectly, any shares of any security of the Corporation, (iv) any short interest in any security of the Corporation held by each Holder and any Stockholder Associated Person presently or within the last 12 months (for purposes of these Bylaws, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (v) any agreement, arrangement or understanding (including any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) between and among each Holder and/or any Stockholder Associated Person, on the one hand, and any person Acting in Concert with any such person, on the other hand, with the intent to, or the effect of which may be to, transfer to or from any such person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation or to increase or decrease the voting power of any such person with respect to any security of the Corporation, (vi) any direct or indirect legal, economic or financial interest (including any short interest) of each Holder and any Stockholder Associated Person in the outcome of any vote to be taken (x) at any annual meeting or special meeting of the Corporation or (y) any meeting of stockholders of any other entity with respect to any matter that is related, directly or indirectly, to any nomination or business proposed by any Holder under these Bylaws, (vii) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by each Holder and any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (viii) any material pending or threatened action, suit or proceeding (whether civil, criminal, investigative, administrative or otherwise) in which such Holder or any Stockholder Associated Person is, or is reasonably expected to be made, a party or material participant involving the Corporation or any of its officers, directors or employees, or any Affiliate of the Corporation, or any

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officer, director or employee of such Affiliate, (ix) any proportionate interest in shares of the Corporation or Synthetic Equity Position held, directly or indirectly, by a general or limited partnership in which any Holder or Stockholder Associated Person is a general partner or is the managing member or, directly or indirectly, beneficially owns an interest in a general partner or in the manager or managing member of a limited liability company or similar entity, (x) any performance-related fees (other than an asset-based fee) that each Holder and any Stockholder Associated Person is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Synthetic Equity Positions, if any, as of the date of such notice, and (xi) any direct or indirect legal, economic or financial interest (including short interest) in the Corporation, any Affiliate of the Corporation, any officer, director or employee of the Corporation or any Affiliate thereof, or any principal competitor of the Corporation held by each Holder and any Stockholder Associated Person (the information in clauses (i) to (xi) of this paragraph being referred to collectively as the “Specified Information”);

(3) a representation by the Noticing Stockholder that such stockholder is a Record Stockholder entitled to vote at such meeting, will continue to be a Record Stockholder entitled to vote at such meeting through the date of such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination;

(4) a certification that each Holder and any Stockholder Associated Person has complied with all applicable federal, state and other legal requirements in connection with its acquisition of shares or other securities of the Corporation and such person’s acts or omissions as a stockholder of the Corporation;

(5) the names and addresses of other stockholders (including beneficial owners) known by any Holder or Stockholder Associated Person to support such proposal or nomination or nominations, and to the extent known, the class and number of all shares of the Corporation’s stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s);

(6) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or the election of directors in a contested election pursuant to Section 14 of the Exchange Act;

(7) if any Holder and/or any Stockholder Associated Person intends to engage in a solicitation with respect to a nomination or other business pursuant to this Section 2.12, a statement disclosing the name of each participant in such solicitation (as defined in Item 4 of Schedule 14A under the Exchange Act) and a representation that such Holder or Stockholder Associated Person intends (1) in the case of a proposal, to deliver a proxy statement and form of proxy to holders of at least the

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percentage of the Corporation’s voting shares required under applicable law to carry the proposal or (2) in the case of a nomination or nominations, to deliver a proxy statement and form of proxy to at least the percentage of the Corporation’s voting shares required under applicable law (such statement, a “Solicitation Statement”); and

(8) a representation as to the accuracy of the information set forth in the notice.

(iv) The Noticing Stockholder shall further update and supplement the information previously provided to the Corporation in the notice pursuant to Section 2.12(a)(iii) hereof, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for notice of the annual meeting and as of the date that is ten business days prior to the annual meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for notice of the annual meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight business days prior to the date for the annual meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the annual meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten business days prior to the annual meeting or any adjournment or postponement thereof). In addition, if the Noticing Stockholder has delivered to the Corporation a notice relating to the nomination of a Nominee, the Noticing Stockholder shall deliver to the Corporation no later than eight business days prior to the date of the annual meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the annual meeting has been adjourned or postponed) reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Exchange Act.

(v) The Corporation may also, as a condition to any such nomination or business being deemed properly brought before any meeting, require any Noticing Stockholder or any Nominee to deliver to the Secretary, within five business days of any such request, such other information as may reasonably be requested by the Corporation, including, without limitation, such other information (i) as may be reasonably required by the Board, in its sole discretion, to determine (A) the eligibility of such Nominee to serve as a director and (B) whether such Nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation and (ii) that the Board determines, in its sole discretion, could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such Nominee.

(vi) A person shall not be eligible for election or re-election as a director at an annual meeting unless (i) the person is nominated by a Record Stockholder in accordance with Section 2.12(a)(1)(C) or (ii) the person is nominated by or at the direction of the Board. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chair of the meeting shall have the power and the duty to determine whether a proposed nomination or any business proposed to be brought before the meeting

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has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded. Notwithstanding anything to the contrary in these Bylaws, if the Noticing Stockholder (or a qualified representative of such stockholder (as defined in Section 2.12(a)(iii)(C) of these Bylaws)) does not appear at the annual meeting, as applicable, to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(vii) For purposes of these Bylaws, (i) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act, (ii) the “close of business” on a particular day shall mean 5:00 p.m. local time at the principal executive offices of the Corporation, and if an applicable deadline falls on the close of business on a day that is not a business day, then the applicable deadline shall be deemed to be the close of business on the immediately preceding business day, (iii) “delivery” of any notice or materials by a stockholder as required to be “delivered” under this Section 2.12 shall be made by both (A) hand delivery, overnight courier service, or by certified or registered mail, return receipt required, in each case, to the Secretary at the principal executive offices of the Corporation and (B) electronic mail to the Secretary, (iv) “Affiliate” shall have the meaning attributed to such term in Rule 12b-2 under the Exchange Act, (v) “Associate” shall have the meaning attributed to such term in Rule 12b-2 under the Exchange Act, (vi) “Stockholder Associated Person” shall mean as to any Holder (a) any person Acting in Concert with such Holder, (b) any person controlling, controlled by or under common control with such Holder or any of their respective Affiliates and Associates, or person Acting in Concert therewith and (c) any member of the immediate family of such Holder or an Affiliate or Associate of such person, (vii) a person shall be deemed to be “Acting in Concert” with another person for purposes of these Bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with, or towards a common goal with such other person, relating to changing or influencing the control of the Corporation or in connection with or as a participant in any transaction having that purpose or effect, where (a) each person is conscious of the other person’s conduct and this awareness is an element in their decision-making processes and (b) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of (x) revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A or (y) tenders of securities from such other person in a public tender or exchange offer made pursuant to, and in accordance with, Section 14(d) of the Exchange Act by means of a tender offer statement filed on Schedule TO. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person, and (viii) “Synthetic Equity Position” shall mean the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule

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16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act); provided that the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination.

(viii) Notwithstanding the foregoing provisions of this Section 2.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.12. Nothing in this Section 2.12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Section 2.3. At any time that the stockholders are not prohibited from filling vacancies or newly created directorships on the Board, nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or a committee thereof, (ii) as provided in the Investor Rights Agreement or (iii) if the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote on such election at the meeting who has complied with the notice procedures set forth in this Section 2.12 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting if the stockholder’s notice as required by Section 2.12 is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

(c) General.

(i) If authorized by the Board in its sole discretion, and subject to such rules, regulations and procedures as the Board may adopt, stockholders of the Corporation and proxyholders not physically present at a meeting of stockholders of the Corporation may, by means of remote communication participate in a meeting of stockholders of the Corporation and be deemed present in person and vote at a meeting of stockholders of the Corporation whether such meeting is to be held at a designated place or solely by means of remote communication; provided, however, that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder of the Corporation or proxyholder; (B) the Corporation shall implement reasonable measures to provide such

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stockholders of the Corporation and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders of the Corporation, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (C) if any stockholder of the Corporation or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

(ii) No adjournment or postponement or notice of adjournment or postponement of any meeting shall be deemed to constitute a new notice (or extend any notice time period) of such meeting for purposes of this Section 2.12, and in order for any notification required to be delivered by a stockholder pursuant to this Section 2.12 to be timely, such notification must be delivered within the periods set forth above with respect to the originally scheduled meeting.

(iii) Notwithstanding anything to the contrary contained herein, for as long as the Investor Rights Agreement remains in effect with respect to any of the Sponsors (as defined in the Certificate of Incorporation) (the “Investor Rights Agreement Parties”), the Investor Rights Agreement Parties (to the extent then subject to the Investor Rights Agreement) shall not be subject to the notice procedures set forth in Section 2.12(a)(ii), Section 2.12(a)(iii), or Section 2.12(b) with respect to any annual or special meeting of stockholders to the extent necessary to effect the transactions and rights set forth in the Investor Rights Agreement. In addition, notwithstanding anything to the contrary contained herein, prior to the Trigger Event (as defined in the Certificate of Incorporation), the Sponsors shall not be subject to the notice procedures set forth in Section 2.12(a)(ii), Section 2.12(a)(iii), or Section 2.12(b) with respect to any annual or special meeting of stockholders.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 Number; Election; Quorum; Voting. The Board shall consist, subject to the Certificate of Incorporation and the Investor Rights Agreement or any certificate of designation with respect to any series of Preferred Stock, of such number of directors as shall from time to time be fixed exclusively by resolution adopted by the Board. Directors shall (except as hereinafter provided for the filling of vacancies and newly created directorships, and except as otherwise expressly provided in the Certificate of Incorporation or the Investor Rights Agreement) be elected by the holders of a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of such directors in accordance with the terms of the Certificate of Incorporation and the Investor Rights Agreement, as applicable. Unless otherwise provided in the Investor Rights Agreement, a majority of the total number of directors then in office shall constitute a quorum for the transaction of business. Except as otherwise provided by law, these Bylaws, by the Certificate of Incorporation or by the Investor Rights Agreement, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board. Directors need not be stockholders.

Section 3.2 Resignation; Removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the Board, the Chair of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation. The resignation shall take effect at the time or the happening of any event specified therein, and if no time or event is specified, at the time of its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation. Subject to the Investor Rights Agreement, directors of the Corporation may be removed in the manner provided in the Certificate of Incorporation and applicable law.

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Section 3.3 Vacancies. Subject to the Certificate of Incorporation, the Investor Rights Agreement and the rights of any series of Preferred Stock then outstanding, unless otherwise required by the DGCL, any newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, removal (including pursuant to the terms of the Certificate of Incorporation), retirement, disqualification or otherwise) shall, unless otherwise required by law or by resolution of the Board, be filled only by a majority of the directors then in office, although less than a quorum, by any authorized committee of the Board or by a sole remaining director. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

Section 3.4 Meetings of the Board. Meetings of the Board shall be held at such place, if any, within or without the State of Delaware as may from time to time be fixed by resolution of the Board or as may be specified in the notice of any meeting. Regular meetings of the Board shall be held at such times as may from time to time be fixed by resolution of the Board. Special meetings of the Board may be called by the Chair of the Board or the Chief Executive Officer, and shall be called by the Chief Executive Officer or the Secretary of the Corporation if directed by the Board. Before the Trigger Event, special meetings of the Board may also be called by holders of 50% or more of the voting power of all of the outstanding shares of stock of the Corporation, and shall be at such places and times as such holders shall fix. Notice of each special meeting of the Board shall be given, as provided in Section 11.2, to each director: (a) at least 24 hours before the meeting, if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (b) at least two days before the meeting, if such notice is sent by a nationally recognized overnight delivery service; and (c) at least five days before the meeting, if such notice is sent through the United States mail. If the Secretary of the Corporation shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. The notice of any regular meeting need not specify the purposes thereof, but notice of any special meeting shall specify the purposes thereof. A meeting of the Board may be held without notice immediately after the annual meeting of stockholders at the same place, if any, at which such meeting is held. Notice need not be given of regular meetings of the Board held at times fixed by resolution of the Board. Notice of any meeting need not be given to any director who shall attend such meeting (except when the director attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), or who shall waive notice thereof, before or after such meeting, in writing (including by electronic transmission).

Section 3.5 Preferred Stock Directors. Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation, if any, shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, and other features of such directorships shall be governed by the terms of the Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) and the Investor Rights Agreement applicable thereto. The number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the total number of directors fixed by the Board pursuant to the Certificate of Incorporation and these Bylaws. Except as otherwise expressly provided in the terms of such series, the number of directors that may be so elected by the holders of any such series of stock shall be elected for terms expiring at the next annual meeting of stockholders, and vacancies among directors so elected by the separate vote of the holders of any such series of Preferred Stock shall be filled by the affirmative vote of a majority of the remaining directors elected by such series, or, if there are no such remaining directors, by the holders of such series in the same manner in which such series initially elected a director.

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Section 3.6 Committees. Subject to the Investor Rights Agreement, the Board may from time to time establish one or more committees of the Board to serve at the pleasure of the Board (including, but not limited to, an Executive Committee, an Audit Committee and a Compensation Committee), which shall be comprised of such members of the Board, and have such duties and be vested with such powers as the Board shall from time to time determine. Any director may belong to any number of committees of the Board. Subject to the Certificate of Incorporation and the Investor Rights Agreement, the Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member, subject to the Investor Rights Agreement. Subject to the Certificate of Incorporation and the Investor Rights Agreement, unless otherwise provided in the Certificate of Incorporation, these Bylaws or the resolution of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and may delegate to a subcommittee any or all of the powers and authority of the committee. Any such committee, to the extent provided in the resolution of the Board establishing such committee, subject to the Investor Rights Agreement, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any Bylaw of the Corporation. Each committee of the Board may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board designating such committee or the Investor Rights Agreement. Unless otherwise provided in such a resolution or the Investor Rights Agreement, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum; and all matters shall be determined by a majority affirmative vote of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution or the Investor Rights Agreement, in the event that a member and that member’s alternate, if alternates are designated by the Board, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

Section 3.7 Consent in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing (including by electronic transmission), and the writing or writings (including any electronic transmission or transmissions) are filed with the minutes of proceedings of the Board or committee.

Section 3.8 Remote Meetings. The members of the Board or any committee thereof may participate in a meeting of such Board or committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.8 shall constitute presence in person at such a meeting.

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Section 3.9 Compensation. The Board may establish policies for the compensation of directors and for the reimbursement of the expenses of directors, in each case, in connection with services provided by directors to the Corporation.

Section 3.10 Reliance on Books and Records. A member of the Board, or a member of any committee designated by the Board shall, in the performance of such person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV

OFFICERS

Section 4.1 Officers. The Board shall elect officers of the Corporation, including a Chief Executive Officer, a President and a Secretary. The Board may also from time to time elect such other officers as it may deem proper or may delegate to any elected officer of the Corporation the power to appoint and remove any such other officers and to prescribe their respective terms of office, authorities and duties. The Board shall appoint a Chair of the Board annually from among their own number, who may or may not also be an officer of the Corporation.

Section 4.2 Term; Removal. All officers of the Corporation shall hold office for such terms as may be determined by the Board or, except with respect to his or her own office, the Chief Executive Officer, or until their respective successors are chosen and qualified or until his or her earlier resignation or removal. Subject to the Investor Rights Agreement, any officer may be removed from office at any time either with or without cause by the Board, or, in the case of appointed officers, by the Chief Executive Officer or any elected officer upon whom such power of removal shall have been conferred by the Board.

Section 4.3 Powers. Each of the officers of the Corporation shall have the powers and duties prescribed by applicable law, by these Bylaws or by the Board and, in the case of appointed officers, the powers and duties prescribed by the appointing officer, and, unless otherwise prescribed by these Bylaws or by the Board or such appointing officer, shall have such further powers and duties as ordinarily pertain to that office.

Section 4.4 Delegation. Unless otherwise provided in these Bylaws, in the absence or disability of any officer of the Corporation, the Board or the Chief Executive Officer may, during such period, delegate such officer’s powers and duties to any other officer or to any director and the person to whom such powers and duties are delegated shall, for the time being, hold such office.

ARTICLE V

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 5.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative or any other type whatsoever (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, member, manager, officer, employee, agent or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with

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respect to an employee benefit plan (hereinafter an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), whether the basis of such proceeding is alleged action in an official capacity as director, officer, employee, agent or trustee or in any other capacity while serving as director, officer, employee, agent or trustee, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith. Except as provided in Section 5.3 with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 5.2 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 5.1, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in appearing at, participating in or defending any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article V (which shall be governed by Section 5.3) (hereinafter an “advancement of expenses”); provided, however, that, if (x) the DGCL requires or (y) in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made solely upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined after final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to indemnification under this Article V or otherwise.

Section 5.3 Right of Indemnitee to Bring Suit. If a claim under Section 5.1 or Section 5.2 is not paid in full by the Corporation within (a) 60 days after a written claim for indemnification has been received by the Corporation or (b) 20 days after a claim for an advancement of expenses has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by applicable law, if the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense of the Corporation that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article V or otherwise shall be on the Corporation.

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Section 5.4 Non-Exclusivity of Rights.

(a) The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article V, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article V, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity. The Corporation hereby acknowledges that certain directors and/or officers may have certain rights to indemnification, advancement of expenses and/or insurance provided by Bain Capital Private Equity, LP or any of its affiliates (collectively, the “Fund Indemnitors”). The Corporation hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to such directors and/or officers are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such directors and/or officers are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by such directors and/or officers and shall be liable for the full amount of all costs, expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of these Bylaws, without regard to any rights such directors and/or officers may have against the Fund Indemnitors, and (iii) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors, as applicable, for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation further agrees that no advancement or payment by the Fund Indemnitors on behalf of such directors and/or officers with respect to any claim for which such directors and/or officers have sought indemnification from the Corporation shall affect the foregoing and the Fund Indemnitors, as applicable, shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such directors and/or officers against the Corporation.

(b) Given that certain jointly indemnifiable claims (as defined below) may arise due to the service of the indemnitee as a director and/or officer of the Corporation or as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise at the request of the indemnitee-related entities (as defined below), the Corporation shall be fully and primarily responsible for the payment to the indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claims, pursuant to and in accordance with the terms of this Article V, irrespective of any right of recovery the indemnitee may have from the indemnitee-related entities. Under no circumstance shall the Corporation be entitled to any right of subrogation against or contribution by the indemnitee-related entities and no right of advancement, indemnification or recovery the indemnitee may have from the indemnitee-related entities shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation under this Article V. In the event that any of the indemnitee-related entities shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the indemnitee-related entity making such payment shall be subrogated to the extent of such payment

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to all of the rights of recovery of the indemnitee against the Corporation, and the indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the indemnitee-related entities effectively to bring suit to enforce such rights. Each of the indemnitee-related entities shall be third-party beneficiaries with respect to this Section 5.4(b), entitled to enforce this Section 5.4(b). For purposes of this Section 5.4(b), the following terms shall have the following meanings:

(i) The term “indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described herein) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation.

(ii) The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both the indemnitee-related entities and the Corporation pursuant to applicable law, any agreement, certificate of incorporation, by-laws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or the indemnitee-related entities, as applicable.

Section 5.5 Contract Rights. The rights conferred upon indemnitees in this Article V shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article V that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 5.6 Insurance. The Corporation shall purchase and maintain insurance (or be named on the insurance policy of an affiliate), at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise, as the Board shall determine in its sole discretion, against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 5.7 Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article V with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

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ARTICLE VI

CORPORATE BOOKS

Section 6.1 Corporate Books. The books of the Corporation may be kept inside or outside of the State of Delaware at such place or places as the Board may from time to time determine.

ARTICLE VII

CHECKS, NOTES, PROXIES, ETC.

Section 7.1 Checks, Notes, Proxies, Etc. All checks and drafts on the Corporation’s bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers or agent or agents as shall be authorized from time to time by the Board, or such officer or officers who may be delegated such authority. Proxies to vote and consents with respect to securities of other corporations or other entities owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the Chair of the Board, the Chief Executive Officer, or by such officers as the Chair of the Board, the Chief Executive Officer or the Board may from time to time determine.

ARTICLE VIII

SHARES AND OTHER SECURITIES OF THE CORPORATION

Section 8.1 Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.

Section 8.2 Signatures. Each certificate representing stock of the Corporation shall be signed by or in the name of the Corporation by any two authorized officers of the Corporation, which authorized officers shall include, without limitation, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Corporation. Any or all of the signatures on any certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 8.3 Lost, Destroyed or Wrongfully Taken Certificates.

(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall, to the fullest extent permitted by applicable law, be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

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Section 8.4 Transfer of Stock.

(a) Transfers of record of shares of stock of the Corporation shall be made only upon the books administered by or on behalf of the Corporation, and only upon proper transfer instructions, including by electronic transmission, pursuant to the direction of the registered holder thereof, such person’s attorney lawfully constituted in writing, or from an individual presenting proper evidence of succession, assignment or authority to transfer the shares of stock; or, in the case of stock represented by certificate(s) upon delivery of a properly endorsed certificate(s) for a like number of shares or accompanied by a duly executed stock transfer power.

(b) The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 8.5 Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 8.6 Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE IX

FISCAL YEAR

Section 9.1 Fiscal Year. The fiscal year of the Corporation shall end on the Sunday of each calendar year that is closest to December 31, unless otherwise determined by resolution of the Board.

ARTICLE X

CORPORATE SEAL

Section 10.1 Corporate Seal. The Board may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board or a committee thereof, duplicates of the seal may be kept and used by an Assistant Secretary.

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ARTICLE XI

GENERAL PROVISIONS

Section 11.1 Notice. Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these Bylaws, notice of any meeting need not be given to any person who shall attend such meeting (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), or who shall waive notice thereof, before or after such meeting, in writing (including by electronic transmission).

Section 11.2 Means of Giving Notice. Except as otherwise set forth in any applicable law or any provision of the Certificate of Incorporation or these Bylaws, notice to any Director or stockholder of any meeting or any other matter under the Certificate of Incorporation or these Bylaws shall be given by the following means:

(a) Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and hand delivered, sent by mail, or sent by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (A) if given by hand delivery, orally in person, or by telephone, when actually received by the director; (B) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation; (C) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation; (D) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation; (E) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation; or (F) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including without limitation a facsimile telecommunication.

(c) Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(d) Exceptions to Notice Requirements.

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(i) Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(ii) Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (x) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (y) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (x) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission. The exception in subsection (x) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any stockholder whose electronic mail address appears on the records of the Corporation and to whom notice by electronic transmission is not prohibited by Section 232 of the DGCL.

Section 11.3 Headings. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 11.4 Conflicts. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation or the DGCL, the provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE XII

AMENDMENTS

Section 12.1 Amendments. The Board is authorized to make, repeal, alter, amend and rescind, in whole or in part, these Bylaws without the assent or vote of the stockholders of the Corporation in any manner not inconsistent with the laws of the State of Delaware or the Certificate of Incorporation. Before

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the Trigger Event, the affirmative vote of the holders of a majority in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith. Notwithstanding any other provisions of these Bylaws or any provision of law that might otherwise permit a lesser vote of the stockholders of the Corporation, from and after the Trigger Event, in addition to any vote of the holders of any class or series of shares of the Corporation required by the Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock), these Bylaws or applicable law, the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of these Bylaws (including this Section 12.1) or to adopt any provision inconsistent herewith.

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EXHIBIT C

FORM OF INVESTOR RIGHTS AGREEMENT

INVESTOR RIGHTS AGREEMENT

BY AND AMONG

MUDRICK CAPITAL ACQUISITION CORPORATION II

AND

THE HOLDERS PARTY HERETO

DATED AS OF [•], 2022

- i -

This INVESTOR RIGHTS AGREEMENT (as may be amended, supplemented or restated from time to time in accordance with the terms herein, this “Agreement”) is made and entered into as of [•], 2022 (the “Effective Date”) by and among:

i. Mudrick Capital Acquisition Corporation II, a Delaware corporation (the “PubCo”);

ii. Mudrick Capital Acquisition Holdings II LLC, a Delaware limited liability company, and each of the Persons identified on the signature pages hereto under the heading “Sponsor Investors” (collectively, the “Sponsor”);

iii. BC Cyan Holdings LP, a Delaware limited partnership, at such times as such Party is a Holder and any Permitted Transferee (each as defined below) of the foregoing (except as set forth in Section 3.10 hereof) (“BC Cyan”);

iv. Jefferies LLC (“Jefferies”); and

v. each of the Persons, including any Person delivering a Joinder (as defined herein) after the date hereof, executing a counterpart to the signature pages hereto under the heading “Other Investors,” if any (collectively, the “Other Investors” and each an “Other Investor” and, together with the Sponsor, BC Cyan and Jefferies, the “Investors”). Each of the PubCo, the Sponsor, BC Cyan, Jefferies and the Other Investors may be referred to in this Agreement as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, in connection with the business combination (the “Business Combination”) contemplated by that certain Agreement and Plan of Merger, dated as of [•], 2022, by and among the PubCo, BC Cyan Investment Holdings Inc., a Delaware corporation (the “Target”), Titan Merger Sub I, Inc., a Delaware corporation, Titan Merger Sub II, LLC, a Delaware limited liability company, and the other parties thereto (as amended, modified, supplemented or waived, the “Merger Agreement”), (i) the PubCo is acquiring the Target and (ii) the Investors are acquiring a controlling interest in the PubCo;

WHEREAS, as of the Effective Date, the Parties desire to set forth their agreement with respect to governance and certain other matters relating to the PubCo, in each case in accordance to the terms and conditions of this Agreement;

WHEREAS, the PubCo, the Sponsor and Jefferies (in its capacity as investment advisor on behalf of investment funds and accounts) entered into that certain Registration Rights Agreement, dated as of December 7, 2020 (the “Original RRA”); and

WHEREAS, in connection with Closing, the PubCo, the Sponsor and Jefferies desire to terminate the Original RRA in its entirety and replace it with this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties to this Agreement agrees as follows:

ARTICLE I

DEFINITIONS

1.1. Definitions.

1.1.1. Capitalized terms used and not otherwise defined in Section 1.1.2 or elsewhere in this Agreement shall have the meanings ascribed to such terms in the Merger Agreement.

1.1.2. The following terms shall have the meanings ascribed to them in this Section 1.1.2 for purposes of this Agreement:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer, the President, the Chief Financial Officer or any other principal executive officer of the PubCo, after consultation with counsel to the PubCo, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (c) the disclosure of the information would materially adversely effect the business of the Target and its subsidiaries, taken as a whole.

“Affiliate” of any Person shall mean any other Person controlled by, controlling or under common control with such Person; where “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” shall have the meaning set forth in the preamble.

“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

“Block Trade” shall have the meaning set forth in Section 3.4.1.

“Board” means the board of directors of the PubCo.

“Business Combination” shall have the meaning set forth in the preamble.

“Bylaws” means the bylaws of the PubCo, as amended, restated, supplemented or otherwise modified and in effect from time to time.

“Certificate of Incorporation” means the Second Amended and Restated Certificate of Incorporation of the PubCo, as the same may be amended or restated from time to time.

“Common Stock” has the meaning set forth to such term in the Certificate of Incorporation.

“Demanding Holder” shall have the meaning set forth in Section 3.1.4.

“Director” means any director of the PubCo.

“Economic Interests” mean shares of Common Stock of the PubCo, or securities convertible into or exercisable for shares of Common Stock of the PubCo, in each case owned by the Investors.

“Effective Date” shall have the meaning set forth in the preamble.

“Exchange” means the NASDAQ Stock Market, the New York Stock Exchange or any other exchange on which the Common Stock of the PubCo is then listed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-1 Shelf” shall have the meaning set forth in Section 3.1.1.

“Form S-3 Shelf” shall have the meaning set forth in Section 3.1.1.

“Governmental Entity” means any nation or government, any state, province or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, arbitrator (public or private) or other body or administrative, regulatory or quasi-judicial authority, agency, department, board, commission or instrumentality of any federal, state, local or foreign jurisdiction.

“Holder Information” shall have the meaning set forth in Section 3.6.2.

“Holders” means Investors who hold Registrable Securities.

“Investors” shall have the meaning set forth in the preamble.

“Jefferies” shall have the meaning set forth in the preamble.

“Joinder” shall have the meaning set forth in Section 5.12.

“Lock-up Period” shall have the meaning set forth in Section 4.1.1.

“Lock-up Shares” shall have the meaning set forth in Section 4.1.1.

“Maximum Number of Securities” shall have the meaning set forth in Section 3.1.5.

“Merger Agreement” shall have the meaning set forth in the preamble.

“Minimum Takedown Threshold” shall have the meaning set forth in Section 3.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Mudrick Entities” means the Sponsor, the subscribers under the PIPE Subscription Agreement and the holder of the Preferred Stock.

“Necessary Action” means, with respect to any Party and a specified result, all actions (to the extent such actions are not prohibited by applicable law and are within such Party’s control, and in the case of any action that requires a vote or other action on the part of the Board to the extent such action is consistent with fiduciary duties that the Directors may have in such capacity) necessary to cause such result, including (a) calling special meetings of stockholders, (b) voting or providing a written consent or proxy, if applicable in each case, with respect to Common Stock, (c) causing the adoption of stockholders’ resolutions and amendments to the Organizational Documents, (d) executing agreements and instruments, (e) making, or causing to be made, with governmental entities, all filings, registrations or similar actions that are required to achieve such result, and (f) nominating certain Persons for election to the Board in connection with the annual or special meeting of stockholders of the PubCo.

“New Registration Statement” shall have the meaning set forth in Section 3.1.7.

“Organizational Documents” means the Certificate of Incorporation and Bylaws.

“Other Holders” means Other Investors who hold Registrable Securities.

“Other Investors” shall have the meaning set forth in the preamble.

“Original RRA” shall have the meaning set forth in the Recitals hereto.

“Permitted Transferee” means any Affiliate or distributee of a Holder.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Registration” shall have the meaning set forth in Section 3.2.1.

“PIPE Financing” shall have the meaning set forth in the Merger Agreement.

“PIPE Subscription Agreement” shall have the meaning set forth in the Merger Agreement.

“Preferred Stock” means the convertible preferred stock of Target held by the Sponsor.

“Private Placement Warrants” shall mean the warrants held by certain Holders that were purchased by such Holders in the private placement that occurred concurrently with the closing of the PubCo’s initial public offering, including any Shares issued or issuable upon conversion or exchange of such warrants.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“PubCo” shall have the meaning set forth in the preamble and includes the PubCo’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Registrable Securities” shall mean (a) any outstanding Shares and any other equity security (including the Private Placement Warrants and any other warrants to purchase Shares and Shares issued or issuable upon the conversion of the Preferred Stock) of the PubCo held by a Holder immediately following the Closing (including any securities distributable pursuant to the Merger Agreement); (b) any outstanding Shares or warrants to purchase Shares of the PubCo acquired by a Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of the PubCo; and (c) any other equity security of the PubCo or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a) or (b) above by way of a stock dividend or stock split or in connection with a conversion, distribution, exchange, reclassification, recapitalization, merger, amalgamation, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B)(i) such securities shall have been otherwise transferred, (ii) new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the PubCo and (iii) subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities shall have been sold, transferred, disposed of or exchanged without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act; and (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the documented, out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with FINRA) and any national securities exchange on which the Shares are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) fees and disbursements of counsel for the PubCo;

(E) reasonable fees and disbursements of all independent registered public accountants of the PubCo incurred specifically in connection with such Registration; and

(F) in an Underwritten Offering (including a Block Trade), reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders, which counsel may be the same as counsel for the PubCo.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holders” shall have the meaning set forth in Section 3.1.5.

“Rule 144” means Rule 144 under the Securities Act (or any successor rule).

“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“SEC Guidance” shall have the meaning set forth in Section 3.1.7.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as shall be in effect from time to time.

“Shares” means shares of Common Stock of the PubCo.

“Shelf” shall mean the Form S-1 Shelf, the Form S-3 Shelf or any Subsequent Shelf Registration Statement, as the case may be.

“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Takedown” shall mean an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.

“Sponsor” shall have the meaning set forth in the Preamble hereto.

“Subsequent Shelf Registration Statement” shall have the meaning set forth in Section 3.1.2.

“Target” shall have the meaning set forth in the preamble.

“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Total Number of Directors” means the total number of Directors comprising the Board as established from time to time in accordance with the PubCo’s Bylaws and the terms of this Agreement.

“Voting Shares” means, collectively, the number of shares of Common Stock, plus all shares of each other class or series of stock of the PubCo entitled to vote generally in the election of directors.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean a Registration in which securities of the PubCo are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning set forth in Section 3.1.4.

“Withdrawal Notice” shall have the meaning set forth in Section 3.1.6.

1.2. Interpretive Provisions.

1.2.1. The singular shall include the plural, and the plural shall include the singular, unless the contest clearly prohibits that construction.

1.2.2. The words “hereof,” “herein,” “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

1.2.3. References in this Agreement to any law shall be deemed also to refer to such law, and all rules and regulations promulgated thereunder.

ARTICLE II

BOARD OF DIRECTORS

2.1. Composition of the Board. BC Cyan agrees with the PubCo to take all Necessary Action to cause (x) the Board to be comprised of nine (9) directors initially and (y) those individuals to be nominated in accordance with this Article II, initially (i) six (6) of whom have been or will be nominated by BC Cyan, at least two (2) of whom shall meet the independence requirements of the Exchange Act and the applicable stock exchange regulations, and thereafter designated pursuant to Section 2.2 or Section 2.5 of this Agreement (the “BC Cyan Directors”), (ii) two (2) of whom have been or will be nominated by the Sponsor, at least one (1) of whom shall meet the independence requirements of the Exchange Act and the applicable stock exchange regulations, and thereafter designated pursuant to Section 2.3 or Section 2.5 of this Agreement (the “Sponsor Directors”), and (iii) Sean Kell. The foregoing directors shall be divided into three classes of directors, with each class serving for staggered three year-terms.

Any vacancies existing on the Board as of the date hereof shall be filled in accordance with Section 2.5. The initial term of the Class I directors shall expire immediately following the PubCo’s first annual meeting of stockholders following the Closing at which directors are elected. The initial term of the Class II directors shall expire immediately following the PubCo’s second annual meeting of stockholders following the Closing at which directors are elected. The initial term of the Class III directors shall expire immediately following the PubCo’s third annual meeting following the Closing at which directors are elected.

2.2. BC Cyan Representation. For so long as BC Cyan and its Permitted Transferees Beneficially Own Economic Interests representing the percentage of the Economic Interests held by BC Cyan immediately after the Closing shown below, the PubCo shall take all Necessary Action to include in the slate of nominees recommended by the Board and/or the applicable committee for election as directors at each applicable annual or special meeting of stockholders at which directors are to be elected, subject to Section 2.6 below, that number of individuals designated by BC Cyan that, if elected, will result in BC Cyan having the number of directors serving on the Board that is shown in the column labeled “Number of BC Cyan Directors” below; provided, that after the number of BC Cyan Directors is reduced because the percentage of such Economic Interests Beneficially Owned is reduced, BC Cyan and its Permitted Transferees cannot subsequently increase the number of BC Cyan Directors entitled to be designated as a result of their acquisition of Beneficial Ownership of additional Economic Interests in the PubCo.

Economic Interests Beneficially Owned by BC Cyan (and its Permitted Transferees) as a Percentage of the Economic Interests Held by BC Cyan Immediately after the Closing	Number of BC Cyan Directors
[•]% or greater	6
[•]% or greater, but less than [•]%	5
[•]% or greater, but less than [•]%	4
[•]% or greater, but less than [•]%	3
[•]% or greater, but less than [•]%	2
[•]% or greater, but less than [•]%	1
Less than [•]%	0

2.3. Sponsor Representation. For so long as the Sponsor and its Permitted Transferees Beneficially Own Economic Interests representing the percentage of the Economic Interests held by the Sponsor immediately after the Closing shown below, the PubCo shall take all Necessary Action to include in the slate of nominees recommended by the Board and/or the applicable committee for election as directors at each applicable annual or special meeting of stockholders at which directors are to be elected, subject to Section 2.6 below, that number of individuals designated by the Sponsor that, if elected, will result in the Sponsor having the number of directors serving on the Board that is shown in the column labeled “Number of Sponsor Directors” below; provided, that after the number of Sponsor Directors is reduced because the percentage of such Economic Interests Beneficially Owned is reduced, the Sponsor and their Permitted Transferees cannot subsequently increase the number of Sponsor Directors entitled to be designated as a result of their acquisition of Beneficial Ownership of additional Economic Interests in the PubCo. It is understood and agreed that, notwithstanding anything to the contrary set forth in this Agreement, when calculating the Beneficial Ownership of Economic Interests of the Sponsor and its Permitted Transferees, such calculation shall be done on an as-converted, fully diluted basis.

Economic Interests Beneficially Owned by the Sponsor (and its Permitted Transferees) as a Percentage of the Economic Interests Held by the Sponsor Immediately after the Closing	Number of Sponsor Directors
[•]% or greater	2
[•]% or greater, but less than [•]%	1
Less than [•]%	0

2.4. Decrease in Directors. Upon any decrease in the number of directors that BC Cyan or the Sponsor, as applicable, are entitled to designate for nomination to the Board pursuant to Section 2.2 or Section 2.3 BC Cyan or the Sponsor, as applicable, shall take all Necessary Action to cause the appropriate number of BC Cyan Directors or Sponsor Directors, as applicable, to offer to tender their resignation promptly, and no later than sixty (60) days prior to the expected date of the PubCo’s next annual meeting of stockholders, provided, however, that the Board may, in its sole discretion, elect not to accept any such offer of resignation from a BC Cyan Director or a Sponsor Director, as applicable, and require that such director withdraw such offer of resignation in order to avoid the resulting vacancy. In furtherance and without limitation of the foregoing, the Nominating and Corporate Governance Committee of the PubCo may, in its sole discretion and with the express written consent of such individual, recommend for nomination a BC Cyan Director or a Sponsor Director that has tendered his or her resignation pursuant to this Section 2.4, in which case such individual shall not constitute a BC Cyan Director or a Sponsor Director, respectively, if so nominated and subsequently elected.

2.5. Removal; Vacancies. Except as provided in Section 2.4, and subject to the Organizational Documents, BC Cyan or the Sponsor, as applicable, shall have the exclusive right to (i) remove their nominees from the Board, and the PubCo shall take all Necessary Action to cause the removal of any such nominee at the request of the applicable Party, and (ii) designate directors for election to the Board to fill vacancies existing on the date hereof or created by reason of death, incapacity, removal or resignation of its nominees to the Board, and the PubCo, BC Cyan or the Sponsor, as applicable, shall take all Necessary Action to cause any such vacancies created pursuant to clause (i) or (ii) above to be filled by replacement directors designated by the applicable Party as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee). Notwithstanding anything to the contrary contained in this Section 2.5, no Party shall have the right to designate a replacement director, and the PubCo shall not be required to take any action to cause any vacancy to be filled by any such designee, to the extent that election or appointment of such designee to the Board would result in a number of directors nominated by such Party in excess of the number of directors that such Party is then entitled to nominate for membership on the Board pursuant to this Agreement.

2.6. Nominee Background. Any nominee designated by BC Cyan or the Sponsor pursuant to Section 2.2, Section 2.3 or Section 2.5, as applicable, will be subject to the PubCo’s customary due diligence process, including its review of a completed questionnaire and a background check. Based on the foregoing, the PubCo may reasonably object to any nominee (i) provided it does so in good faith and (ii) solely to the extent such objection is based upon any of the following: (1) such nominee was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (2) such nominee was the subject of any order, judgment, or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining such proposed director from, or otherwise limiting, the following activities: (A) engaging in any type of business practice, or (B) engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities laws; (3) such nominee was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in clause (2)(B), or to be associated with persons engaged in such activity; (4) such nominee was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; or (5) such nominee was the subject of, or a party to any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to a violation of any federal or state securities laws or regulations. In the event the Board reasonably finds the nominee to be unsuitable based upon one or more of the foregoing clauses (1) through (5) and reasonably objects to the identified director, BC Cyan or the Sponsor, as applicable, shall be entitled to propose a different nominee to the Board within thirty (30) days of the PubCo’s notice to such person of its objection to the nominee and such replacement nominee shall be subject to the review process outlined above.

2.7. Committees. In accordance with the PubCo’s Organizational Documents, (i) the Board shall establish and maintain committees of the Board for (x) Audit, (y) Compensation and (z) Nominating and Corporate Governance, and (ii) the Board may from time to time by resolution establish and maintain other committees of the Board.

2.8. Reimbursement of Expenses. The PubCo shall reimburse the directors for all reasonable and documented out-of-pocket expenses incurred in connection with their attendance at meetings of the Board and any committees thereof, including travel, lodging and meal expenses.

2.9. Indemnification. For so long as any BC Cyan Director or Sponsor Director serves as a director of the PubCo, (i) the PubCo shall provide the BC Cyan Directors and the Sponsor Directors with the same expense reimbursement, benefits, indemnity, exculpation and other arrangements provided to the other directors of the PubCo and (ii) the PubCo shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any BC Cyan Director or Sponsor Director nominated pursuant to this Agreement as and to the extent consistent with applicable Law, [Article VIII] of the Certificate of Incorporation and [Article V] of the Bylaws and any indemnification agreements with directors (whether such right is contained in the Organizational Documents or another document) (except to the extent such amendment or alteration permits the PubCo to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).

ARTICLE III

REGISTRATION RIGHTS

The PubCo will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each Holder will perform and comply with such of the following provisions as are applicable to such Holder.

3.1. Shelf Registration.

3.1.1. Filing. Within thirty (30) calendar days following the Effective Date, the PubCo shall use its commercially reasonable efforts to submit to or file with the SEC a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) or a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”), if the PubCo is then eligible to use a Form S-3 Shelf, in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the 90th calendar day following the filing date thereof if the SEC notifies the PubCo that it will “review” the Registration Statement and (b) the 10th business day after the date the PubCo is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The PubCo shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the PubCo files a Form S-1 Shelf, the PubCo shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form S-3 Shelf as soon as practicable after the PubCo is eligible to use Form S-3. The PubCo’s obligation under this Section 3.1.1 shall, for the avoidance of doubt, be subject to Section 3.5.4.

3.1.2. Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the PubCo shall, subject to Section 3.5.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration Statement is filed, the PubCo shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the PubCo is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that the PubCo is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. The PubCo’s obligation under this Section 3.1.2 shall, for the avoidance of doubt, be subject to Section 3.5.4.

3.1.3. Additional Registrable Securities. Subject to Section 3.5.4, in the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the PubCo, upon written request of a Holder of at least one percent (1.0%) of the outstanding Registrable Securities, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the PubCo’s option, any then available Shelf (including by means of a post-effective amendment) or by filing a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration Statement shall be subject to the terms hereof; provided, however, that the PubCo shall only be required to cause such additional Registrable Securities to be so covered two (2) times per calendar year for each Holder.

3.1.4. Requests for Underwritten Shelf Takedowns. Subject to Section 3.5.4, at any time and from time to time when an effective Shelf is on file with the SEC, (a) the Mudrick Entities or (b) BC Cyan (any of such demanding parties, a “Demanding Holder”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the PubCo shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder, either individually or together with other

Demanding Holders, with a total offering price (exclusive of piggyback securities and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $[25] million (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the PubCo, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. Subject to Section 3.4.4, the initiating Demanding Holder shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the PubCo’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The PubCo shall not be required to effectuate more than one (1) Underwritten Shelf Takedown in the aggregate per fiscal quarter of the PubCo. The Mudrick Entities shall be entitled to two (2) Underwritten Shelf Takedowns annually and BC Cyan shall be entitled to unlimited Underwritten Shelf Takedowns, each pursuant to this Section 3.1.4. Notwithstanding anything to the contrary in this Agreement, the PubCo may effectuate any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S- 3, that is then available for such offering.

3.1.5. Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises the PubCo, the Demanding Holders and the Holders requesting piggy back rights pursuant to this Agreement with respect to such Underwritten Shelf Takedown (the “Requesting Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Shares or other equity securities that the PubCo desires to sell and all other Shares or other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other stockholders of the PubCo, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the PubCo shall include in such Underwritten Offering, (i) first, the Registrable Securities of BC Cyan and the Mudrick Entities (to the extent either is a Requesting Holder) and that can be sold without exceeding the Maximum Number of Securities (pro rata based on the respective number of Registrable Securities that BC Cyan and the Mudrick Entities (to the extent either is a Requesting Holder) have requested be included in such Underwritten Shelf Takedown and the aggregate number of Registrable Securities that BC Cyan and the Mudrick Entities (to the extent either is a Requesting Holder) have requested be included in such Underwritten Shelf Takedown); (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of any other Requesting Holders that can be sold without exceeding the Maximum Number of Securities (pro rata based on the respective number of Registrable Securities that each such Requesting Holder has requested be included in such Underwritten Shelf Takedown and the aggregate number of Registrable Securities that all of the Requesting Holders, other than BC Cyan and the Mudrick Entities, have requested be included in such Underwritten Shelf Takedown); (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other equityholders of the PubCo that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), equity securities that the PubCo desires to sell that can be sold without exceeding the Maximum Number of Securities.

3.1.6. Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority-in-interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the PubCo and the Underwriter or Underwriters (if any) of their intention to withdraw from such Underwritten Shelf Takedown; provided that any Holder or Holders may elect to have the PubCo continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by such Holder or Holders. Following the receipt of any Withdrawal Notice, the PubCo shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the PubCo shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to its withdrawal under this Section 3.1.6.

3.1.7. SEC Cutback. Notwithstanding the registration obligations set forth in this Section 3.1, in the event the SEC informs the PubCo that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the PubCo agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Shelf as required by the SEC and/or (ii) withdraw the Shelf and file a new registration statement (a “New Registration Statement”) on Form S-3, or if Form S-3 is not then available to the PubCo for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering to register the Registrable Securities; provided, however, that prior to filing such amendment or New Registration Statement, the PubCo shall use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the PubCo used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to further limit its Registrable Securities to be included on the Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders, subject to a determination by the SEC that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the PubCo amends the Shelf or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the PubCo will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the PubCo or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Shelf, as amended, or the New Registration Statement.

3.1.8. Long-Form Demands. During such times as no Shelf is effective, BC Cyan or the Mudrick Entities may demand that the PubCo file a Registration Statement on Form S-1 for the purpose of conducting an Underwritten Offering of any or all of Mudrick Entities’ or BC Cyan’s Registrable Securities. The PubCo shall file such Registration Statement within thirty (30) days of receipt of such demand and use its commercially reasonable efforts to cause the same to be declared effective within sixty (60) days of filing. The provisions of Sections 3.1.3–3.1.7 shall apply to this Section 3.1.8 as if a demand under this Section 3.1.8 were an Underwritten Shelf Takedown, provided that in order to withdraw a demand under this Section 3.1.8, such withdrawal must be received by the PubCo prior to the PubCo having publicly filed a Registration Statement pursuant to this Section 3.1.8.

3.2. Piggyback Registration.

3.2.1. Piggyback Rights. Subject to Section 3.4.3, if the PubCo or any Holder proposes to conduct a registered offering of, or if the PubCo proposes to file a Registration Statement under the Securities Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, for its own account or for the account of stockholders of the PubCo (or by the PubCo and by the stockholders of the PubCo including, without limitation, an Underwritten Shelf Takedown pursuant to Section 3.1), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the PubCo, (iv) for a dividend reinvestment plan, (v) for a Block Trade, (vi) filed pursuant to Section 3.1.1 hereunder, or (vii) filed in connection with an “at-the-market” offering or (viii) filed in connection with any business combination or acquisition by or involving the PubCo or its subsidiaries, then the PubCo shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than seven (7) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities, other than Jefferies, the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within three (3) business days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 3.2.2, the PubCo shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 3.2.1 to be included therein on the same terms and conditions as any similar securities of the PubCo included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder agreement to enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering.

3.2.2. Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the PubCo and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Shares or other equity securities that the PubCo desires to sell, taken together with (i) the Shares or other equity securities, if any, as to which Registration or a registered offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 3.2 hereof, and (iii) the Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, exceeds the Maximum Number of Securities, then:

(a) if the Registration or registered offering is undertaken for the PubCo’s account, the PubCo shall include in any such Registration or registered offering (A) first, the Shares or other equity securities that the PubCo desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of each Holder exercising its rights to register their Registrable Securities pursuant to Section 3.2.1, pro rata, based on the respective number of Registrable Securities that each such Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that all Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities;

(b) if the Registration or registered offering is pursuant to a demand by persons or entities other than the Holders of Registrable Securities, then the PubCo shall include in any such Registration or registered offering (A) first, the Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of each Holder exercising its rights to register their Registrable Securities pursuant to Section 3.2.1, pro rata, based on the respective number of Registrable Securities that each such Holder has requested be included in such Underwritten Offering relative to the aggregate number of Registrable Securities that all Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than those included pursuant to the foregoing clauses (A) and (B) and other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B), and (C), the Shares or other equity securities that the PubCo desires to sell, which can be sold without exceeding the Maximum Number of Securities

(c) for the avoidance of doubt, if the Registration or registered offering is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 3.1 hereof, then the PubCo shall include in any such Registration or registered offering securities in the priority set forth in Section 3.1.5.

3.2.3. Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 3.1.6) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the PubCo and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration up to two (2) business days prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, up to two (2) business days prior to the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The PubCo (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the SEC in connection with a Piggyback Registration (which, in no circumstance, shall include a Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the PubCo shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 3.2.3.

3.2.4. Unlimited Piggyback Registration Rights. For purposes of clarity, subject to Section 3.1.6, any Piggyback Registration effected pursuant to Section 3.2 hereof shall not be counted as a demand for an Underwritten Shelf Takedown under Section 3.1.4 hereof.

3.3. Market Stand-off. In connection with any Underwritten Offering of equity securities of the PubCo (other than a Block Trade), if requested by the managing Underwriters, each Holder that is (a) an executive officer of the PubCo, (b) a director of the PubCo or (c) a Holder in excess of three percent (3%) of the outstanding Shares agrees that it shall not Transfer any Shares or other equity securities of the PubCo (other than those included in such offering pursuant to this Agreement), without the prior written consent of the PubCo, during the 90-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).

3.4. Block Trades.

3.4.1. Notwithstanding any other provision of this Article III, but subject to Section 3.5.4, at any time and from time to time when an effective Shelf is on file with the SEC, if a Demanding Holder wishes to engage in an offer commonly known as a “block trade” (a “Block Trade”) not involving (i) a “roadshow,” (ii) the issuance of a “comfort letter” by the PubCo’s auditors or (iii) the issuance of a legal opinion by the PubCo’s legal counsel, (x) with a total offering price reasonably expected to exceed $[25] million in the aggregate, or (y) with respect to all remaining Registrable Securities held by the Demanding Holder, provided that the total offering price is reasonably expected to exceed $10 million in the aggregate, then such Demanding Holder only needs to notify the PubCo of the Block Trade at least five (5) business days prior to the day such offering is to commence and the PubCo shall use its commercially reasonable efforts to facilitate such Block Trade; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade shall use commercially reasonable efforts to work with the PubCo and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade.

3.4.2. Notwithstanding anything to the contrary in this Agreement, the PubCo shall be responsible for the Registration Expenses incurred in connection with a Block Trade prior to its withdrawal under this Section 3.4.2.

3.4.3. Notwithstanding anything to the contrary in this Agreement, Section 3.2 shall not apply to a Block Trade initiated by a Demanding Holder pursuant to this Agreement.

3.4.4. The Demanding Holder in a Block Trade shall have the right to select the Underwriters and any brokers, sales agents or placement agents (if any) for such Block Trade (in each case, which shall consist of one or more reputable nationally recognized investment banks).

3.4.5. For the avoidance of doubt, any Block Trade effected pursuant to this Section 3.4 shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to Section 3.1.4 hereof.

3.5. PubCo Procedures.

3.5.1. General. In connection with any Shelf and/or Shelf Takedown and/or other disposition of Registrable Securities pursuant to a registration statement contemplated herein (to the extent applicable), the PubCo shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the PubCo shall as expeditiously as possible:

3.5.1.1. prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or have ceased to be Registrable Securities;

3.5.1.2. prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, (i) as may be reasonably requested by any Holder that, together with such Holder’s Permitted Transferees, holds at least three percent (3%) of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or (ii) as may be required by the rules, regulations or instructions applicable to the registration form used by the PubCo or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;

3.5.1.3. prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.5.1.4. prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the PubCo and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the PubCo shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.5.1.5. cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the PubCo are then listed;

3.5.1.6. provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.5.1.7. advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.5.1.8. at least three (3) business days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be (a) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 3.5.4), furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

3.5.1.9. notify the Holders, at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.5.4;

3.5.1.10. in the event of an Underwritten Offering, a Block Trade, or sale by a broker, placement agent or sales agent pursuant to such Registration, in each of the following cases to the extent customary for a transaction of its type, permit representatives of the Holders, the Underwriters or other financial institutions facilitating such Underwritten Offering, Block Trade or other sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause the PubCo’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to the PubCo, prior to the release or disclosure of any such information;

3.5.1.11. in the event of an Underwritten Offering, if requested by any Underwriters, include in any Prospectus updated financial or business information for the PubCo’s most recent period or current quarterly period (including estimated results or ranges of results) if required for purposes of marketing such Underwritten Offering in the view of the Underwriter or necessary for the Underwriters to receive a customary “comfort letter” from the Target’s auditors;

3.5.1.12. in the event of an Underwritten Offering, make available for inspection by a representative of the Holders, the Underwriters or other financial institutions facilitating such Underwritten Offering, if any, and any attorney, consultant or accountant retained by such Holders or Underwriters, all financial and other records, pertinent corporate and business documents and properties of the PubCo as will be necessary to enable them to exercise their due diligence responsibility, and cause the PubCo’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by them in connection therewith;

3.5.1.13. obtain a “cold comfort” letter from the PubCo’s independent registered public accountants in the event of an Underwritten Offering in customary form and covering such matters of the type customarily covered by “cold comfort” letters for a transaction of its type as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.5.1.14. in the event of an Underwritten Offering, on the date the Registrable Securities are delivered for sale pursuant to such Registration, to the extent customary for a transaction of its type, obtain an opinion and negative assurance letter, each dated such date, of counsel representing the PubCo for the purposes of such Registration, addressed to the participating Holders and the Underwriters covering such legal matters with respect to the Registration in respect of which such opinion or negative assurance letter, as applicable, is being given as the participating Holders or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, as applicable;

3.5.1.15. in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering or sale;

3.5.1.16. make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the PubCo’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect); provided that such requirements shall be deemed satisfied by the PubCo’s compliance with its reporting requirements pursuant to the Exchange Act if such compliance satisfies the conditions of Rule 158;

3.5.1.17. with respect to an Underwritten Offering pursuant to Section 3.1.4 with a total offering price reasonably expected to exceed, in the aggregate, $[35] million, use its commercially reasonable efforts to make available senior executives of the PubCo to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

3.5.1.18. otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the foregoing, the PubCo shall not be required to provide any documents or information to an Underwriter, broker, sales agent or placement agent if such Underwriter, broker, sales agent or placement agent has not then been selected with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter, broker, sales agent or placement agent, as applicable.

3.5.2. Registration Expenses. The Registration Expenses of all Registrations shall be borne by the PubCo. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all fees and expenses of any legal counsel representing the Holders.

3.5.3. Requirements for Participation in Registration Statement in Offerings. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the PubCo with its requested Holder Information, the PubCo may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the PubCo determines, based on the advice of counsel, that it is necessary to include such information in the applicable

Registration Statement or Prospectus and such Holder continues thereafter to withhold such information. In addition, no person or entity may participate in any Underwritten Offering or other offering for equity securities of the PubCo pursuant to a Registration initiated by the PubCo hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting, sales, distribution or placement arrangements approved by the PubCo and (ii) completes and executes all customary questionnaires, powers of attorney, custody agreements, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such underwriting, sales, distribution or placement arrangements. For the avoidance of doubt, the exclusion of a Holder’s Registrable Securities as a result of this Section 3.5.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.

3.5.4. Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

3.5.4.1. Upon receipt of written notice from the PubCo that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the PubCo hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until it is advised in writing by the PubCo that the use of the Prospectus may be resumed.

3.5.4.2. Subject to Section 3.4.4, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the PubCo to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the PubCo for reasons beyond the PubCo’s control, or (c) in the good faith judgment of the Board, be seriously detrimental to the PubCo and the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, the PubCo may, upon giving prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend the use of, such Registration Statement for the shortest period of time determined in good faith by the PubCo to be necessary for such purpose. In the event the PubCo exercises its rights under this Section 3.4.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the PubCo that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.

3.5.4.3. Subject to Section 3.4.4, (a) during the period starting with the date 60 days prior to the PubCo’s good faith estimate of the date of the filing of, and ending on a date 120 days after the effective date of, a PubCo-initiated Registration and provided that the PubCo continues to actively employ, in good faith, all commercially reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (b) if, pursuant to Section 3.1.4, Holders have requested an Underwritten Shelf Takedown and the PubCo and Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, the PubCo may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 3.1.4 or Section 3.4.

3.5.4.4. The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 3.4.2 or a registered offering pursuant to Section 3.4.3 shall be exercised by the PubCo, in the aggregate, for not more than 90 consecutive calendar days or more than 120 total calendar days in each case, during any 12-month period.

3.5.5. Reporting Obligations. As long as any Holder shall own Registrable Securities, the PubCo, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the PubCo after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the SEC pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5.5. The PubCo further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). In connection with a sale or transfer of Registrable Securities exempt from Section 5 of the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within the Prospectus and pursuant to the Registration Statement of which such Prospectus forms a part, the PubCo shall, subject to the receipt of any customary documentation reasonably required from the applicable Holders and/or their broker(s) in connection therewith, (a) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold or transferred and (b) to the extent required by the transfer agent deliver the necessary legal opinions or instruction letters, as applicable, to the transfer agent in connection with the instruction under subclause (a); provided that to the extent that a sale or transfer of Registrable Securities exempt from Section 5 of the Securities Act results, pursuant to the Securities Act, in the transferee of such securities holding restricted securities, then the PubCo shall be entitled to place appropriate legends on such securities following such sale or transfer. Following such time as Rule 144 is available, with a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act, the PubCo covenants that it will (a) make available information necessary to comply with Rule 144, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, and (b) take such further action as the Holders may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rule may be amended from time to time.

Upon the request of any Holder, the PubCo shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6. Indemnification.

3.6.1. By the PubCo. The PubCo agrees to indemnify, to the extent permitted by applicable law, each Holder of Registrable Securities, its officers, directors and agents and each person or entity who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the PubCo by or on behalf of such Holder expressly for use therein. The PubCo shall indemnify the Underwriters, their officers and directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

3.6.2. By the Holders. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the PubCo in writing such customary information and affidavits as the PubCo reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the PubCo, its directors, officers and agents and each person or entity who controls the PubCo (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in (or not contained in, in the case of an omission) any Holder Information; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) with respect to any Holder Information to the same extent as provided in the foregoing with respect to indemnification of the PubCo.

3.6.3. Claim Procedure. Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying Party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying Party) and (ii) unless in such indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying Parties may exist with respect to such claim, permit such indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Party. If such defense is assumed, the indemnifying Party shall not be subject to any liability for any settlement made by the indemnified Party without its consent (but such consent shall not be unreasonably withheld). An indemnifying Party shall not be obligated to pay the fees and expenses of more than one counsel for all Parties indemnified by such indemnifying Party with respect to such claim, unless in the reasonable judgment of any indemnified Party a conflict of interest may exist between such indemnified Party and any other of such indemnified Parties with respect to such claim.

3.6.4. Release. No indemnifying Party shall, without the consent (but such consent shall not be unreasonably withheld) of the indemnified Party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying Party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified Party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified Party of a release from all liability in respect to such claim or litigation.

3.6.5. Non-exclusive Remedy; Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Party or any officer, director or controlling person or entity of such indemnified Party and shall survive the transfer of securities. The PubCo and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified Party for contribution to such Party in the event the PubCo’s or such Holder’s indemnification is unavailable for any reason.

3.6.6. Contribution. If the indemnification provided under Section 3.6.1 from the indemnifying Party is unavailable or insufficient to hold harmless an indemnified Party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying Party, in lieu of indemnifying the indemnified Party, shall contribute to the amount paid or payable by the indemnified Party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Party and the indemnified Party, as well as any other relevant equitable considerations. The relative fault of the indemnifying Party and indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying Party or indemnified Party, and the indemnifying Party’s and indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the obligations of the Holders under this provision shall be several and not joint, and that the liability of any Holder under this Section 3.6.6 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a Party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 3.6.1, 3.6.2 and 3.6.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such Party in connection with any investigation or proceeding. The Parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.6.6 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 3.6.6. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 3.6.6 from any person or entity who was not guilty of such fraudulent misrepresentation.

3.7. Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the PubCo may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the PubCo has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

3.8. Other Registration Rights.

3.8.1. Other than as provided in the Warrant Agreement, dated as of December 7, 2020, between the PubCo and Continental Stock Transfer & Trust Company, the PubCo represents and warrants that no person or entity, other than a Holder of Registrable Securities, has any right to require the PubCo to register any securities of the PubCo for sale or to include such securities of the PubCo in any Registration Statement filed by the PubCo for the sale of securities for its own account or for the account of any other person or entity. The PubCo hereby agrees and covenants that it will not grant rights to register any Class A Common Stock (or securities convertible into or exchangeable or exercisable for Class A Common Stock) pursuant to the Securities Act that are more favorable or senior to those granted to the Holders hereunder without (a) the prior written consent of BC Cyan and the Sponsor; or (b) granting economically and legally equivalent rights to the Other Holders hereunder such that the Other Holders shall receive the benefit of such more favorable or senior terms and/or conditions. Further, the PubCo represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

3.9. Term. Article III shall terminate with respect to any Holder on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.5.5 and Section 3.6 shall survive any such termination with respect to such Holder.

3.10. Distributions. In the event that any of the Mudrick Entities or BC Cyan, as applicable, (i) distribute any of their Registrable Securities to their direct equity holders or (ii) contribute any of their Registrable Securities to a controlled Affiliate, the distributees or contributees, as applicable, shall be treated as “Holders” hereunder; provided, however, that (x) such distributees or contributees, taken as a whole, shall not be entitled to rights in excess of those conferred on the Mudrick Entities or BC Cyan, as applicable, as if they each remained a single party to this Agreement and (y) such distributees or contributees shall be required, at the time of and as a condition to such distribution or contribution, to become a party to this Agreement.

ARTICLE IV

LOCK-UP

4.1. Lock-Up.

4.1.1. None of BC Cyan or the Mudrick Entities shall Transfer, or make a public announcement of any intention to effect such Transfer, any Lock-Up Shares (as defined below) Beneficially Owned or otherwise held by such Person during the Lock-Up Period (as defined below); provided, that such prohibition shall not apply to Transfers permitted pursuant to Section 4.2. The “Lock-Up Period” shall be the period commencing on the Closing Date and ending on the date that is six (6) months following the Closing Date. The “Lock-Up Shares” means (i) the Common Stock, (ii) the Preferred Stock (iii) the Warrants held by the Mudrick Entities and (iv) the Common Stock issuable upon conversion of the Preferred Stock and (v) the Common Stock issuable upon exercise of Warrants held by the Mudrick Entities, in each case immediately following the Closing.

4.1.2. During the Lock-Up Period, any purported Transfer of Lock-Up Shares other than in accordance with this Agreement shall be null and void, and the PubCo shall refuse to recognize any such Transfer for any purpose.

4.1.3. BC Cyan and the Mudrick Entities acknowledge and agree that, notwithstanding anything to the contrary herein, the Common Stock Beneficially Owned by such Person, if any, shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Entity, including all applicable holding periods under the Securities Act and other rules of the SEC.

4.2. Permitted Transfers. Notwithstanding anything to the contrary contained in this Agreement, during the Lock-Up Period BC Cyan and the Mudrick Entities may Transfer, without the consent of the PubCo, any of such Person’s Lock-Up Shares to (i) any of such Person’s Permitted Transferees, upon written notice to the PubCo, (ii) any members of such Person, any Affiliates of a member of such Person or any employees of a member of such Person or a member’s Affiliates or (iii) (a) a charitable organization, upon written notice to the PubCo; (b) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (c) in the case of an individual, pursuant to a qualified domestic relations order; or (d) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of the PubCo’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Business Combination; provided, that in connection with any Transfer of such Lock-Up Shares pursuant to clause (i) above, (x) the restrictions and obligations contained in Section 4.1 and this Section 4.2 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares, and (y) the Transferee of such Lock-Up Shares shall have no rights under this Agreement, unless as otherwise set forth herein. Any Transferee of Lock-Up Shares shall be required, at the time of and as a condition to such Transfer, to become a party to this Agreement by executing and delivering a Joinder, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of this Agreement.

ARTICLE V

MISCELLANEOUS

5.1. Amendment and Waiver. No provision of this Agreement may be amended or waived without the express written consent of the PubCo and the Holders holding in the aggregate more than fifty percent (50%) of the Registrable Securities Beneficially Owned by the Holders, provided that any such amendment or modification that would be materially adverse in any respect to any Holder shall require the prior written consent of such Holder; provided that a provision that is terminated with respect to a Party shall not require any consent of such Party with respect to amending or modifying such provision. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

5.2. Assignment; Successors and Assigns; No Third Party Beneficiaries.

5.2.1. Except as otherwise permitted hereunder, no Party may assign such Party’s rights and obligations under this Agreement, in whole or in part, without the prior written consent of the PubCo. Any such assignee may not again assign those rights, other than in accordance with this Section 5.2. Any attempted assignment of rights or obligations in violation of this Section 5.2 shall be null and void.

5.2.2. Notwithstanding anything to the contrary herein (other than the succeeding sentence of this Section 5.2.2 and subject to Section 2.6 and Section 3.10), no Holder may Transfer such Holder’s rights or obligations under this Agreement, in whole or in part, except in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, to (a) any Person with the prior written consent of the PubCo or (b) any of such Holder’s Permitted Transferees. Any Transferee of Registrable Securities pursuant to this Section 5.2.2 shall be required, at the time of and as a condition to such Transfer, to become a party to this Agreement, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor unless as otherwise set forth herein) for all purposes of this Agreement, as applicable and to the extent in accordance with this Section 5.2.2.

5.2.3. All of the terms and provisions of this Agreement shall be binding upon the Parties and their respective successors, assigns, heirs and representatives, but shall inure to the benefit of and be enforceable by the successors, assigns, heirs and representatives of any Party only to the extent that they are permitted successors, assigns, heirs and representatives pursuant to the terms hereof; provided, however, notwithstanding anything to the contrary herein, Section 2.1, Section 3.3 and Section 4.1 shall only inure to the benefit of and be enforceable by (i) the PubCo (with respect to each other Party) and (ii) each other Party (with respect to the PubCo’s obligations to such other Party, as applicable).

5.2.4. Nothing in this Agreement, express or implied, is intended to confer upon any Party, other than the Parties and their respective permitted successors, assigns, heirs and representatives, any rights or remedies under this Agreement or otherwise create any third party beneficiary hereto.

5.3. Headings. Headings are for ease of reference only and shall not form a part of this Agreement.

5.4. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

5.5. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement may be brought against any of the Parties in any federal court located in the State of Delaware or any Delaware state court, and each of the Parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each of the Parties agrees that service of process upon such Party at the address referred to in Section 5.14, together with written notice of such service to such Party, shall be deemed effective service of process upon such Party.

5.6. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

5.7. Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the Parties with respect to the subject matter hereof. In particular, upon the Effective Date, the Original RRA shall no longer be of any force or effect.

5.8. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by each of the other Parties. An executed copy or counterpart hereof delivered by facsimile or email shall be deemed an original instrument.

5.9. Severability. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

5.10. Further Assurances. Each of the Parties hereto shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

5.11. Specific Performance. Each of the Parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal or state court located in the State of Delaware, in addition to any other remedy to which they are entitled at law or in equity.

5.12. Additional Investors. After the date hereof, a holder of Registrable Securities may become an Other Investor under this Agreement by delivering to the PubCo a written acknowledgment and agreement in form and substance reasonably satisfactory to the PubCo that such Holder will be bound by, and will be a party to, this Agreement (a “Joinder”).

5.13. Termination. Article II shall terminate as to BC Cyan and the Sponsor when such Party no longer has the right to nominate a Director under Article II. Article III of this Agreement shall terminate as set forth in Section 3.9. The remainder of this Agreement shall terminate automatically (without any action by any Party) as to each Holder when such Holder ceases to hold any Registrable Securities; provided that a Party may elect to terminate all of its rights and obligations under this Agreement prior to such time (which termination shall not, for the avoidance of doubt, terminate such Party’s obligations under Section 2.1).

5.14. Notices. All notices, requests and other communications to any Party or to the PubCo shall be in writing (including telecopy or similar writing) and shall be given,

If to the PubCo:

[Blue Nile, Inc.]

3380 146th PL SE, Suite 400

Bellevue, WA 98007

Attention:  Sean Kell

With a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:    Peter Seligson

Email:         peter.seligson@kirkland.com

If to BC Cyan:

BC Cyan Holdings LP

c/o Bain Capital Private Equity, LP

200 Clarendon Street

Boston, MA 02116

Attention: David Humphrey, Ryan Cotton, and David Hutchins

With a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Peter Seligson

Email:       peter.seligson@kirkland.com

If to the Mudrick Entities:

Mudrick Capital Acquisition Holdings II, LLC

New York, NY 10022

Attn: John O’Callaghan

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attn: Jackie Cohen; Amanda Fenster

E-mail: jackie.cohen@weil.com; amanda.fenster@weil.com

If to Jefferies:

Jefferies LLC

520 Madison Avenue

New York, NY 10022

Attention: [Tina Pappas]

With a copy (which shall not constitute notice) to:

Paul Hastings LLP

515 South Flower Street, 21st Floor

Los Angeles, CA 90071

Attn: Jonathan Ko

Email: jonathanko@paulhastings.com

or to such other address or facsimile number as such Party or the PubCo may hereafter specify for the purpose by notice to the other Parties and the PubCo. Each such notice, request or other communication shall be effective when delivered at the address specified in this Section 5.14 during regular business hours.

*****

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

BLUE NILE, INC.

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

MUDRICK CAPITAL ACQUISITION HOLDINGS II, LLC

By:
Name:
Title:

[OTHER MUDRICK ENTITIES]

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

BC CYAN HOLDINGS LP

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

JEFFERIES LLC

By:
Name:
Title:

Exhibit 10.1

EXECUTION VERSION

Confidential

SUBSCRIPTION AND BACKSTOP AGREEMENT

This SUBSCRIPTION AND BACKSTOP AGREEMENT (this “Subscription Agreement”) is entered into as of June 10, 2022, by and between Mudrick Capital Acquisition Corporation II, a Delaware corporation (the “Company”), BC Cyan Investment Holdings, Inc., a Delaware corporation (together with its affiliates and subsidiaries, “BC Cyan”), Blue Nile, Inc., a Delaware corporation (“Blue Nile”), and the undersigned funds affiliated with Mudrick Capital Management, L.P., to be designated prior to Closing (collectively, the “Subscriber”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Business Combination Agreement (as defined below).

WHEREAS, substantially concurrently with the execution of this Subscription Agreement, the Company, BC Cyan and the other parties named therein are entering into that certain Agreement and Plan of Merger (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”), pursuant to which, inter alia, the Company will enter into a business combination transaction with BC Cyan, on the terms and subject to the conditions set forth therein (the “Transaction”);

WHEREAS, in connection with the Transaction, the Subscriber desires to subscribe for and purchase from the Company a number of shares of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”), set forth on the signature page hereto, for a purchase price of $10.15 per share (the “PIPE Shares”), and the Company desires to issue and sell to the Subscriber the PIPE Shares in consideration of the payment of the aggregate applicable purchase price set forth on the Subscriber’s signature page hereto (the “Applicable Purchase Price”) by or on behalf of the Subscriber to the Company prior to the Closing (as defined below) in accordance with Section 3.1 herein, all on the terms and conditions set forth herein;

WHEREAS, in connection with the Transaction, the Subscriber is committing up to $68,000,000 in cash (the “Backstop Commitment”) to subscribe for up to 6,699,507 shares of Company Common Stock (the “Backstop Shares” and, together with the PIPE Shares, the “Shares”) at a price per share of $10.15 to the extent that the Available Closing Buyer Cash (as defined in the Business Combination Agreement), without taking into consideration any amount of the Backstop Commitment funded to the Company pursuant to this Subscription Agreement, would be less than $195,500,000 (such lesser amount, the “Available Capital”, and the occurrence of the Available Capital being less than $195,500,000, the “Backstop Triggering Event”), on the terms and conditions set forth herein; and

WHEREAS, the Subscriber or one or more of its affiliates is a lender holding not less than $66,000,000 in aggregate principal amount of term loans (such term loans, the “Subscriber Term Loans” and such amount, the “Subscriber Term Loan Amount” under that certain Term Loan Credit Agreement, dated as of February 17, 2017 (as amended by that certain Amendment No. 1 to Term Loan Credit Agreement, dated as of December 23, 2019, as further amended by that certain Amendment No. 2 to Term Loan Credit Agreement, dated as of January 18, 2022, as further amended by that certain Amendment No. 3 to Term Loan Credit Agreement, dated as of April 8, 2022, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Term Loan Facility”), by and among BC Cyan Parent Inc., Blue Nile, the lenders party thereto from time to time, Goldman Sachs Lending Partners LLC, as administrative agent, and Goldman Sachs Bank USA, as collateral agent.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription.

1.1 Subject to the terms and conditions hereof, at the Closing, the Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to the Subscriber (subject to the prior payment by the Subscriber of the Applicable Purchase Price in accordance with the terms herein), the PIPE Shares (such subscription and issuance, the “PIPE Subscription”).

1.2 To the extent that the Backstop Triggering Event occurs immediately prior to the First Effective Time (as defined in the Business Combination Agreement), Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to the Subscriber (subject to the prior payment by the Subscriber of the Backstop Subscription Amount (as defined below) in accordance with the terms herein), a number of shares of Company Common Stock equal to (i) (x) $195,500,000 minus (y) the Available Capital, divided by (ii) $10.15 (such amount, the “Backstop Subscription Amount”), rounded down to the nearest whole number (the “Backstop Shares” and such subscription and issuance, the “Backstop Subscription” and, together with the PIPE Subscription, the “Subscriptions”).

1.2.1 On the day following which the Buyer Stockholder Redemptions (as defined in the Business Combination Agreement) are required to be made in accordance with the Existing Buyer Certificate of Incorporation (as defined in the Business Combination Agreement), the Company shall deliver a written notice (the “Funding Notice”) to the Subscriber setting forth: (i) the Backstop Subscription Amount (as calculated in accordance with Section 1.2); (ii) the number of Backstop Shares, if any; (iii) the anticipated Closing Date; and (iv) the Company’s wire instructions.

1.2.2 Notwithstanding the foregoing, for the avoidance of doubt, the “Backstop Subscription Amount” shall be finally calculated without including any shares of Company Common Stock subject to the Buyer Stockholder Redemption that have been offered for redemption but subsequently and validly withdrawn by the applicable holder in accordance with the Existing Buyer Certificate of Incorporation (as the same is in existence at such time) and applicable Law.

1.2.3 At Closing (as defined below), the Subscriber may (or may cause one or more of its affiliates to), at its option, tender all or a portion of the Subscriber Term Loans in an aggregate principal amount up to the Subscriber Term Loan Amount to BC Cyan (a “Loan Tender” and any such amount a “Loan Tender Amount”) in satisfaction of its obligation to fund an amount of cash with respect to the Backstop Subscription Amount equal to the Loan Tender Amount; provided, that in no event shall the Loan Tender Amount exceed 25% of the aggregate principal amount of all Term Loans (as defined in the Term Loan Facility) outstanding at the time

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of such purchase. A Loan Tender shall be consummated by way of an open market purchase by BC Cyan of the Subscriber Term Loans pursuant to Section 13.6(h) of the Term Loan Credit Agreement, pursuant to which, on the date of the Closing (i) the Subscriber and BC Cyan shall execute an Assignment and Acceptance (as defined in the Term Loan Credit Agreement) and (ii) immediately following the consummation thereof, the Subscriber Term Loans so assigned shall be contributed to Blue Nile and immediately cancelled by Blue Nile. Any accrued and unpaid interest on the Subscriber Term Loans being contributed and cancelled pursuant to this Section 1.2.3 through the date of Closing shall be included in the Loan Tender Amount.

1.2.4 Notwithstanding anything to the contrary herein, the Company and its affiliates shall not have any liabilities or obligations with respect to, or arising out of, the Subscriber Term Loans (whether under this Subscription Agreement or otherwise and including, for the avoidance of doubt, if the Business Combination Agreement is terminated in accordance with its terms).

2. Representations, Warranties and Agreements.

2.1 The Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and acknowledges and agrees with the Company as follows:

2.1.1 If the Subscriber is not an individual, the Subscriber has been duly formed or incorporated and is validly existing in good standing (or the equivalent thereof with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If the Subscriber is an individual, the Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.

2.1.2 If the Subscriber is not an individual, this Subscription Agreement has been duly authorized, validly executed and delivered by the Subscriber. If the Subscriber is an individual, the signature on this Subscription Agreement is genuine, and the Subscriber has legal competence and capacity to execute the same. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Company, this Subscription Agreement is enforceable against the Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity (the “Enforceability Exceptions”).

2.1.3 The execution, delivery and performance by the Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Subscriber or, if the Subscriber is not an individual, any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Subscriber or, if the Subscriber is not an individual, any of its subsidiaries is a party or by which the Subscriber or, if the Subscriber is

3

not an individual, any of its subsidiaries is bound or to which any of the property or assets of the Subscriber or, if the Subscriber is not an individual, any of its subsidiaries is subject, which would reasonably be expected to materially affect the ability or legal authority of the Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) if the Subscriber is not an individual, result in any violation of the provisions of the organizational documents of the Subscriber or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Subscriber or, if the Subscriber is not an individual, any of its subsidiaries or any of their respective properties that would reasonably be expected to materially affect the ability or legal authority of the Subscriber to comply in all material respects with this Subscription Agreement.

2.1.4 The Subscriber is (i) (a) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (b) an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act), in either case, satisfying the applicable requirements set forth on Schedule A, (ii) an “institutional account”, as defined in FINRA Rule 4512(c), (iii) a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iv) is acquiring the Shares only for its own account and not for the account of others, or if the Subscriber is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined above) and the Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. The Subscriber is not an entity formed for the specific purpose of acquiring the Shares.

2.1.5 The Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the Subscriber absent an effective registration statement under the Securities Act with respect to the Shares or an opinion of counsel satisfactory to the Company that such registration statement is not required and an applicable exemption from the registration requirements of the Securities Act is available, and that any certificates or book entries representing the Shares shall contain a legend to such effect. The Subscriber acknowledges that the Shares will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act. The Subscriber understands and agrees that the Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, the Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

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2.1.6 The Subscriber understands and agrees that the Subscriber is purchasing the Shares directly from the Company. The Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to the Subscriber by the Company, Blue Nile, BC Cyan or any of their respective officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company expressly set forth in this Subscription Agreement.

2.1.7 As of the date of this Subscription Agreement, the Subscriber represents and warrants that (i) it is not a Benefit Plan Investor as contemplated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (ii) its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law, to the extent such laws are applicable to the Subscriber.

2.1.8 In making its decision to purchase the Shares, the Subscriber has relied solely upon its own independent investigation. The Subscriber acknowledges and agrees that the Subscriber has received and has had an adequate opportunity to review such financial and other information as the Subscriber deems necessary in order to make an investment decision with respect to the Shares and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to the Subscriber’s investment in the Shares. The Subscriber acknowledges it has conducted its own investigation of the Company and the Shares. Without limiting the generality of the foregoing, the Subscriber acknowledges that it has reviewed the documents provided to the Subscriber by the Company. The Subscriber represents and agrees that the Subscriber and the Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Subscriber and the Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The Subscriber acknowledges that the information provided to the Subscriber is preliminary and subject to change, and that any changes to such information, including, without limitation, any changes based on updated information or changes in terms of the Transaction, shall in no way affect the Subscriber’s obligation to purchase the Shares hereunder.

2.1.9 The Subscriber became aware of this offering of the Shares solely by means of direct contact from the Company, Blue Nile or BC Cyan as a result of a pre-existing, substantive relationship with the Company, Blue Nile or BC Cyan, and the Shares were offered to the Subscriber solely by direct contact between the Subscriber and the Company, Blue Nile or BC Cyan. The Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to Subscriber, by any other means. The Subscriber acknowledges that no placement agent has acted as its financial advisor or fiduciary in connection with the issuance and purchase of the Shares. The Subscriber acknowledges that the Shares (i) were not offered by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation, warranty or other information made or provided by any person or entity (including, without limitation, BC Cyan or any of its respective affiliates or any control persons, officers,

5

directors, employees, partners, agents or representatives of any of the foregoing), except for the representations and warranties of the Company expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Company. The Subscriber acknowledges that certain information provided to the Subscriber was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The Subscriber undertook this investment freely and after obtaining independent legal advice.

2.1.10 The Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Subscriber has sought such accounting, legal and tax advice as the Subscriber has considered necessary to make an informed investment decision.

2.1.11 Based on its own independent review and together with any professional advisor(s) the Subscriber deemed appropriate, the Subscriber represents and acknowledges that the Subscriber has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Subscriber and that the Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Subscriber’s investment in the Company. The Subscriber acknowledges specifically that a possibility of total loss exists.

2.1.12 The Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

2.1.13 The Subscriber represents and warrants that the Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or otherwise currently the subject or target of any sanctions administered by OFAC, the U.S. Department of State or other applicable Governmental Entity (ii) owned or controlled by, or acting on behalf of, a person that is named on the OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the Donetsk People’s Republic region of Ukraine, the Luhansk People’s Republic region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Subscriber agrees to use reasonable best efforts to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Subscriber is permitted to do so under applicable law. The Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its

6

implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List. The Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the Subscriber and used to purchase the Shares were legally derived.

2.1.14 At the time of funding the Applicable Purchase Price and, if applicable, the Backstop Subscription Amount prior to the Closing pursuant to Section 3.1, the Subscriber will have sufficient immediately available funds to pay the aggregate of the Applicable Purchase Price and, if applicable, the Backstop Subscription Amount. Subscriber was not formed for the purpose of acquiring the Shares and will have total liquid assets and net assets in excess of the aggregate of the Applicable Purchase Price and, if applicable, the Backstop Subscription Amount, as of the date the Applicable Purchase Price and, if applicable, the Backstop Subscription Amount are required to be funded to the Company pursuant to Section 3.1.

2.1.15 To the extent the Subscriber is one of the covered persons identified in Rule 506(d)(1), the Subscriber represents that no disqualifying event described in Rule 506(d)(1)(i-viii) of the Securities Act (a “Disqualification Event”) is applicable to the Subscriber or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Subscriber hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Subscriber or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 2.1.15, “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Subscriber’s securities for purposes of Rule 506(d) of the Securities Act.

2.1.16 The Subscriber agrees that, from the date of this Subscription Agreement until the Closing or the earlier termination of this Subscription Agreement, none of the Subscriber, its controlled affiliates, or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates or pursuant to any understanding with the Subscriber or any of its controlled affiliates will engage in any Short Sales with respect to securities of the Company prior to the Closing. For the purposes hereof, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), including through non-U.S. broker dealers or foreign regulated brokers.

2.2 Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Shares, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

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2.2.1 The Company has been duly incorporated and is validly existing as a corporation in good standing under the Delaware General Corporation Law (the “DGCL”), with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

2.2.2 When issued and delivered to the Subscriber against full payment for the Shares in accordance with the terms of this Subscription Agreement and registered with the Company’s transfer agent, the Shares will be duly authorized, validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s organizational documents then in effect or under the DGCL.

2.2.3 This Subscription Agreement has been duly authorized, executed and delivered by the Company and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Subscriber, is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by the Enforceability Exceptions.

2.2.4 The execution, delivery and performance of this Subscription Agreement (including compliance by the Company with all of the provisions hereof), issuance and sale of the Shares and the consummation of the certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Material Adverse Effect”) or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with this Subscription Agreement.

2.2.5 Neither the Company, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act.

2.2.6 Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act) in connection with the offer or sale of any of the Shares.

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2.2.7 Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 2.1, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Subscriber in the manner contemplated by this Subscription Agreement.

2.2.8 The Company has provided the Subscriber an opportunity to ask questions regarding the Company and made available to the Subscriber all the information reasonably available to the Company that the Subscriber has requested for deciding whether to acquire the Shares.

2.2.9 No Disqualification Event is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3) of the Securities Act is applicable. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 of the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1) of the Securities Act.

2.2.10 As of the date of this Subscription Agreement, there are no pending or, to the knowledge of the Company, threatened, actions, which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to enter into and perform its obligations under this Subscription Agreement. As of the date hereof, there is no unsatisfied judgment or any open injunction binding upon the Company which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to enter into and perform its obligations under this Subscription Agreement.

3. Settlement Date and Delivery.

3.1 Closing. The closing of the Subscriptions contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the closing date of the Transaction. Upon written notice from (or on behalf of) the Company to the Subscriber (the “Closing Notice”) that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied on a date that is not less than four (4) business days from the date of the Closing Notice, the Subscriber shall deliver to the Company at least one (1) business day prior to the closing date specified in the Closing Notice (the “Closing Date”), to be held in escrow until the Closing, the Applicable Purchase Price and, if applicable, the Backstop Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery by the Company to Subscriber of the PIPE Shares and, if applicable, the Backstop Shares, in book-entry form, less any Loan Tender Amount. In the event the Closing does not occur on the Closing Date, the Company shall promptly (but not later than three (3) business days thereafter) return the Applicable Purchase Price and, if applicable, the amount of cash funded with respect to the Backstop Subscription Amount, to the Subscriber; provided, however, that, unless this Subscription Agreement has been terminated pursuant to Section 5 hereof, such return of the Applicable Purchase Price and, if applicable, the amount of cash funded with respect to the

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Backstop Subscription Amount shall not terminate this Subscription Agreement or relieve the Subscriber of its obligation to purchase the PIPE Shares and, if applicable, the Backstop Shares at the Closing, and the Subscriber shall remain obligated to (A) redeliver the Applicable Purchase Price and, if applicable, the Backstop Subscription Amount to the Company following the Company’s delivery to the Subscriber of a new Closing Notice and a new Funding Notice with a new Closing Date in accordance with this Subscription Agreement and the procedures and timing for the delivery of the Applicable Purchase Price and, if applicable, the Backstop Subscription Amount as provided under this Section 3.1 and (B) consummate the Closing upon the satisfaction of the conditions set forth in this Section 3.

3.2 Mutual Conditions to Closing.

The parties’ obligations to effect the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by each party hereto, on or prior to the Closing Date, of each of the following conditions:

3.2.1 No suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred.

3.2.2 No governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby.

3.3 Conditions to Closing of the Company.

The Company’s obligations to sell and issue the PIPE Shares and, if applicable, the Backstop Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by the Company and BC Cyan, on or prior to the Closing Date, of each of the following conditions:

3.3.1 All representations and warranties of the Subscriber contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date, other than (A) those representations and warranties qualified by materiality or similar qualification, which shall be true and correct in all respects as of the Closing Date, and (B) those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects (or, if qualified by materiality or similar qualification, all respects) as of such date, in each case without giving effect to the consummation of the Transaction. Consummation of the Closing shall constitute a reaffirmation by the Subscriber of each of the representations, warranties and agreements contained in this Subscription Agreement as of the Closing Date.

3.3.2 The Subscriber shall have performed or complied in all material respects with all agreements and covenants required by this Subscription Agreement.

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3.3.3 All conditions precedent to the consummation of the Transaction set forth in the Business Combination Agreement shall have been satisfied or, solely in the discretion of the parties thereto in accordance with the terms thereof, waived (other than those conditions that, by their nature, may only be satisfied at the consummation of the Transaction, but subject to satisfaction of such conditions as of the consummation of the Transaction).

3.4 Conditions to Closing of the Subscriber.

The Subscriber’s obligation to purchase the PIPE Shares and, if applicable, the Backstop Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by the Subscriber and BC Cyan, on or prior to the Closing Date, of each of the following conditions:

3.4.1 All representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date, other than (A) those representations and warranties qualified by materiality or similar qualification, which shall be true and correct in all respects as of the Closing Date, and (B) those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects (or, if qualified by materiality or similar qualification, all respects) as of such date, in each case without giving effect to the consummation of the Transaction. Consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements contained in this Subscription Agreement as of the Closing Date.

3.4.2 The Company shall have performed or complied with all agreements and covenants required by this Subscription Agreement; except where the failure of such performance, satisfaction or compliance would not result, individually or in the aggregate, in a material adverse effect on the ability of the Company to issue the Shares or complete the Transaction.

3.4.3 (i) All conditions precedent to the consummation of the Transaction set forth in the Business Combination Agreement shall have been satisfied or waived by the party entitled to the benefit thereof under the Business Combination Agreement (other than those conditions that may only be satisfied at the consummation of the Transaction, but subject to satisfaction or waiver by such party of such conditions as of the consummation of the Transaction) and (ii) the Transaction will be consummated immediately following the Closing.

4. Reserved.

5. Termination.

5.1 This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms or (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement; provided, that, subject to the limitations set forth in Sections 1.2.4 or 9, nothing herein will relieve any party or any affiliate of such party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify the Subscriber of the termination of the Business Combination Agreement promptly after the termination of such agreement.

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5.2 In the event that this Subscription Agreement is terminated pursuant to clause (i) or clause (ii) of Section 5.1, and the Business Combination Agreement is terminated pursuant to Section 11.01(g) thereof, then, upon the earlier of (a) the consummation of the Specified Third Party Transaction (as defined in the Business Combination Agreement) at the closing under the Specified Third Party Definitive Agreement (as defined in the Business Combination Agreement) and (b) the termination of the Specified Third Party Definitive Agreement in accordance with its terms, BC Cyan shall, concurrently with such consummation or termination, at its option either (i) pay or cause to be paid to Subscriber (or its designee), $13,575,000 in cash by wire transfer of immediately available funds to an account designated by Subscriber in writing or (ii) issue to Subscriber (or its designee) a number of validly issued, fully-paid and non-assessable Company Convertible Preferred Shares (as defined in the Business Combination Agreement) in an amount equal to, in the aggregate, $13,575,000, which shall be issued at a price per share of $1,000.00, pursuant to the terms of that certain Stock Purchase Agreement, dated as of June 10, 2022 pursuant to which an affiliate of the Subscriber acquired Company Convertible Preferred Shares (the “Stock Purchase Agreement”), applying mutatis mutandis (the payment described in clause (i) or (ii), the “Subscriber Termination Adjustment”). The Subscriber Termination Adjustment shall be treated as an adjustment to the purchase price of the Company Convertible Preferred Shares issued pursuant to the Stock Purchase Agreement for tax purposes.

5.2.1 Except in the case of Fraud, if the Subscriber Termination Adjustment is paid pursuant to this Section 5.2, such payment shall constitute the sole and exclusive remedy of Subscriber or any of its respective former, current or future direct or indirect general or limited partners, equityholders, directors, officers, managers, employees, representatives or assignees, on the one hand, against BC Cyan, its Subsidiaries and any of their respective former, current or future direct or indirect general or limited partners, equityholders, directors, officers, managers, employees, representatives or assignees (together with BC Cyan, collectively, the “BN Related Parties”) for all losses and damages suffered as a result of the failure of the Subscriptions to be consummated or for a breach or failure to perform hereunder or otherwise, and none of the BN Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Subscriptions.

5.2.2 If BC Cyan fails to pay (or fails to cause to pay) promptly any amount due under this Section 5.2, and in order to obtain such payment, Subscriber commences an Action (as defined in the Business Combination Agreement) against BC Cyan that results in a judgment against BC Cyan or any of its Subsidiaries for any amount owed thereby under this Section 5.2, BC Cyan shall reimburse Subscriber for its reasonable, documented and out-of-pocket costs and expenses (including reasonable, documented and out-of-pocket attorneys’ fees) incurred in connection with such Action, together with interest on such amount at a rate equal to (i) the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, plus (ii) two percent (2%).

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5.2.3 Each of the parties hereto acknowledges that (i) the agreements contained in this Section 5.2 are an integral part of the Transactions, (ii) without these agreements, the parties would not enter into this Subscription Agreement or the Business Combination Agreement, (iii) the provisions of this Section 5 supersede in their entirety that certain amended and restated letter of intent, dated as of May 16, 2022, by and between Blue Nile and Buyer (as amended, modified or supplemented from time to time), and (iv) unless otherwise required by applicable Law, the Subscriber Termination Adjustment serves as an adjustment to the purchase price of the Company Convertible Preferred Shares issued pursuant to the Stock Purchase Agreement.

6. Miscellaneous.

6.1 Further Assurances; Reliance; Additional Information.

6.1.1 Each of the Subscriber and the Company shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described herein.

6.1.2 The Subscriber acknowledges that the Company, BC Cyan and others are entitled to rely upon this Subscription Agreement, including the acknowledgments, understandings, agreements, representations and warranties made by the Subscriber contained in this Subscription Agreement and any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Subscriber. Prior to the Closing, the Subscriber agrees to promptly notify the Company and BC Cyan if any of its acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. Each of the Subscriber, the Company and BC Cyan is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

6.1.3 The Company may request from the Subscriber such additional information as the Company may deem necessary to evaluate the eligibility of the Subscriber to acquire the Shares, and the Subscriber shall promptly provide such information as may be reasonably requested, in each case to the extent within the Subscriber’s possession and control or otherwise readily available to the Subscriber.

6.2 Expenses. Except as set forth in the Business Combination Agreement or otherwise provided herein, each of the parties hereto will pay its own costs and expenses (including legal, financial advisory, consulting and accounting fees and expenses) incurred at any time in connection with this Subscription Agreement and the transactions contemplated herein.

6.3 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

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(i) if to the Subscriber, to such address or addresses set forth on the signature page hereto;

(ii) if to the Company, to:

Mudrick Capital Acquisition Corporation II

527 Madison Avenue, 6th Floor

New York, New York 10022

Attention: John O’Callaghan

with a required copy (which copy shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Jackie Cohen

Email: jackie.cohen@weil.com

and

BC Cyan Investment Holdings Inc.

c/o Bain Capital Private Equity, LP

200 Clarendon Street

Boston, MA 02116

Attention: David Humphrey; Ryan Cotton; David Hutchins

with a required copy (which copy shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Peter Seligson

Email: peter.seligson@kirkland.com

6.4 Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

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6.5 Modifications and Amendments. This Subscription Agreement may not be amended, modified or supplemented except by an instrument in writing, signed by the Company, BC Cyan, Blue Nile and the Subscriber. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

6.6 Waivers and Consents. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Subscription Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.7 Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the Subscriber hereunder (other than the Shares, if any, acquired hereunder) may be transferred or assigned without the written consent of the Company, BC Cyan and Blue Nile, and then only in accordance with this Subscription Agreement; provided, that the Subscriber may assign its rights, interests or obligations hereunder to any fund or account managed by the same investment manager as Subscriber or an affiliate of Subscriber, without the prior consent of the Company, BC Cyan and Blue Nile, so long as (i) such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by the Subscriber, the assignee(s) shall become the Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of the Subscriber provided for herein to the extent of such assignment and (ii) no assignment shall relieve the Subscriber of any of its obligations or liabilities hereunder. Any purported assignment in violation of this Section 6.7 shall be null and void and of no force or effect. Section 1.2.3 shall terminate upon any assignment by the Subscriber unless such assignee is also a lender under the Term Loan Facility.

6.8 Benefit. Except as otherwise provided herein (including the next sentence hereof), this Subscription Agreement is intended for the benefit of the parties hereto and their respective affiliates and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

6.9 Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

6.10 Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware; provided, that if the Court of Chancery of Delaware declines jurisdiction or if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively

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in the U.S. federal courts, such legal proceeding shall be heard in, and each of the parties irrevocably consents to the exclusive jurisdiction and venue of, the U.S. District Court for the District of Delaware; provided, further, that if the U.S. District Court for the District of Delaware declines jurisdiction or if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the Delaware state courts, such legal proceeding shall be heard in, and each of the parties irrevocably consents to the exclusive jurisdiction and venue of, the Delaware state courts located in Wilmington, Delaware (together with the U.S. District Court for the District of Delaware and the Court of Chancery of the State of Delaware, the “Chosen Courts”), in connection with any matter based upon or arising out of this Subscription Agreement and each other document executed in connection with the Transaction, and the consummation thereof, and agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons. Each party hereto hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum, or (v) the venue of such legal proceeding is improper. Each party hereto hereby agrees not to commence or prosecute any such action, claim, cause of action or suit other than before the Chosen Courts, nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit to any court other than the Chosen Courts, whether on the grounds of inconvenient forum or otherwise. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by the laws of the State of Delaware, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 6.3, and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 6.10, a party hereto may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE TRANSACTION, AND THE CONSUMMATION THEREOF, AND FOR ANY COUNTERCLAIM RELATING THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE TRANSACTION, AND THE CONSUMMATION THEREOF. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

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6.11 Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

6.12 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.13 Specific Performance. The parties hereto agree that each of the parties would suffer irreparable damage if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms, or this Subscription Agreement was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that each of the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 6.10, this being in addition to any other remedy to which any party hereto is entitled at law, in equity, in contract, in tort or otherwise, including money damages. The right to specific enforcement shall include the right of the Company, BC Cyan or Blue Nile to cause the Subscriber to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement, including the Subscriber’s obligation to fund the Applicable Purchase Price and, if applicable, the Backstop Share Price pursuant to Section 3.1. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 6.13 is unenforceable, invalid, contrary to applicable law or inequitable for any reason, and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. The parties acknowledge and agree that this Section 6.13 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

6.14 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transaction, all representations, warranties, covenants and agreements of the parties hereto as set forth herein shall survive the consummation of the Transaction and remain in full force and effect.

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6.15 No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the other party hereto. Each of the parties hereto agrees to indemnify and hold the other party hereto harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.16 Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.17 Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by email transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.18 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

6.19 Mutual Drafting. This Subscription Agreement is the joint product of the Subscriber and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

6.20 Tax Treatment. For U.S. federal (and all applicable state and local) income tax purposes, the parties agree that any Loan Tender pursuant to Section 1.2.3 of this Agreement is intended to be treated as a debt-for-equity exchange of Subscriber Term Loans for equity interests of the Company. None of the parties shall take any position on any Tax Return, in any Tax audit or in any other Tax proceeding inconsistent therewith, except as required by applicable Law.

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6.21 Tax Cost Sharing. In the event that a Loan Tender occurs: (a) the Company shall prepare all Tax Returns for the taxable period in which the Loan Tender occurred and calculate the amount of Taxes owed by the Company with respect to cancellation of indebtedness income, if any, attributable to such Loan Tender (any such Taxes, “CODI Taxes”), calculated assuming that all available Tax attributes of the Company are applied to offset CODI Taxes attributable to such Loan Tender, using a “with and without” methodology (such calculation, the “CODI Tax Calculation”); and (b) shall deliver the CODI Tax Calculation to the Subscriber. Subscriber shall pay over to the Company an amount equal to 50% of any CODI Taxes reflected in the CODI Tax Calculation with respect to any Loan Tender.

7. Disclosure. The Subscriber hereby acknowledges that the terms of this Subscription Agreement will be disclosed by the Company in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on or after the date hereof and a form of this Subscription Agreement will be filed with the SEC as an exhibit thereto.

8. Legend Removal. If requested by the Subscriber, the Company shall use its commercially reasonable efforts to (i) cause the removal of the restrictive legends from any Shares upon being sold under a registration statement filed by the Company registering the resale of the Shares or in accordance with Rule 144 promulgated under the Securities Act following the time of sale of such Shares, and (ii) cause its legal counsel to deliver an opinion, if necessary, to the transfer agent in connection with the instruction under subclause (i) to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, in each case upon the receipt of customary representations and other documentation, if any, from the Subscriber as reasonably requested by the Company, its counsel or the transfer agent, establishing that restrictive legends are no longer required. The Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, of Shares to the Company (or its successor) upon request to assist the Company in making the determination described above.

9. Trust Account Waiver. The Subscriber acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. Subscriber further acknowledges that, as described in the Company’s prospectus relating to its initial public offering dated December 7, 2020 (the “Prospectus”) available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of Company’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Company, its public shareholders and the underwriters of Company’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Subscriber, on

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behalf of itself and its representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account, in each case, as a result of, or arising out of, this Subscription Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

COMPANY:

MUDRICK CAPITAL ACQUISITION
CORPORATION II

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Chief Executive Officer

Accepted and agreed this 10th day of June, 2022.

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

BC CYAN INVESTMENT HOLDINGS, INC.

By:	/s/ Sean Kell
Name:	Sean Kell
Title:	Chief Executive Officer and President

Accepted and agreed this 10th day of June, 2022.

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

BLUE NILE, INC.

By:	/s/ Sean Kell
	Name:	Sean Kell
	Title:	Chief Executive Officer and President

Accepted and agreed this 10th day of June, 2022.

[Signature Page to Subscription Agreement]

SUBSCRIBER:

Signature of the Subscriber: Mudrick Capital		Signature of Joint Subscriber, if applicable:
Management, L.P., as investment manager

By:
By:	/s/ Glenn Springer	Name:
Name:	Glenn Springer	Title:
Title:	Chief Financial Officer

Date: June 10, 2022

Name of the Subscriber:		Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above)		(Please Print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different from the name of the Subscriber listed directly above):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

The Subscriber’s EIN:		Joint Subscriber’s EIN:

Business Address-Street:		Mailing Address-Street (if different):

527 Madison Avenue, 6th Floor

New York, NY 10022

[Signature Page to Subscription Agreement]

Attn:	Attn:

Telephone No.:	Telephone No.:

PIPE Shares issued in the PIPE Subscription:

Applicable Purchase Price: $                     .

Subscriber must pay the Applicable Purchase Price and the Backstop Subscription Amount, if applicable, by wire transfer of U.S. dollars in immediately available funds, to be held in escrow until the Closing, to the account specified by the Company in the Closing Notice.

[Signature Page to Subscription Agreement]

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “QIB”)).

2.	☐ We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	ACCREDITED INVESTOR STATUS (Please check all applicable subparagraphs):

1.

☐ We are an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

Rule 501(a) under the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the Company reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Subscriber and under which the Subscriber accordingly qualifies as an “accredited investor.”

Initials

This page should be completed by the Subscriber

and constitutes a part of the Subscription Agreement.

☐ Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

☐ Any insurance company as defined in Section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act;

Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐ Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

☐ Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, and with total assets in excess of $5,000,000;

Initials

☐ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the

This page should be completed by the Subscriber

and constitutes a part of the Subscription Agreement.

primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act; or

☐ Any entity in which all of the equity owners are “accredited investors.”

This page should be completed by the Subscriber

and constitutes a part of the Subscription Agreement.

Exhibit 10.2

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into as of June 10, 2022, by and between Mudrick Capital Acquisition Corporation II, a Delaware corporation (the “Company”), and BC Cyan Holdings LP, a Delaware limited partnership (the “Subscriber”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Business Combination Agreement (as defined below).

WHEREAS, substantially concurrently with the execution of this Subscription Agreement, the Company, BC Cyan Investment Holdings Inc. (“ BC Cyan”) and the other parties named therein are entering into that certain Agreement and Plan of Merger (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”), pursuant to which, inter alia, the Company will enter into a business combination transaction with BC Cyan, on the terms and subject to the conditions set forth therein (the “Transaction”);

WHEREAS, in connection with the Transaction (and as contemplated by the Business Combination Agreement, by virtue of the First Merger), the Subscriber desires to subscribe for and acquire from the Company a number of shares of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”), equal to the Pre-Closing Series B Share Consideration (as defined below) for a purchase price of $10.15 per share (the “PIPE Shares”), and the Company desires to issue to the Subscriber the PIPE Shares in consideration of (i) an aggregate of $40,000,000 (the “Pre-Closing Series B Purchase Price Amount”) previously contributed by the Subscriber to BC Cyan in connection with the issuance of Series B Preferred Stock (the “Company Series B Preferred Stock”), par value $0.00001 per share, of BC Cyan, plus (ii) all accrued and unpaid dividends on the amount of such Company Series B Preferred Stock from the date of issuance thereof through the Closing, all on the terms and conditions set forth herein; and

WHEREAS, the “Pre-Closing Series B Share Consideration” means an aggregate number of shares of Company Common Stock equal to the quotient of (a) the Pre-Closing Series B Purchase Price Amount (together with all accrued and unpaid dividends on such amount from the date of issuance thereof through the Closing), divided by (b) $10.15.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription.

1.1 Subject to the terms and conditions hereof (and as contemplated by the Business Combination Agreement, by virtue of the First Merger), at the Closing, the Subscriber hereby agrees to subscribe for, and the Company hereby agrees to issue to the Subscriber in exchange for (i) the previous contribution by the Subscriber of the Pre-Closing Series B Purchase Price Amount plus (ii) all accrued and unpaid dividends on the amount of such Company Series B Preferred Stock from the date of issuance thereof through the Closing, the PIPE Shares (such subscription and issuance, the “PIPE Subscription”).

2. Representations, Warranties and Agreements.

2.1 The Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and acknowledges and agrees with the Company as follows:

2.1.1 The Subscriber has been duly formed or incorporated and is validly existing in good standing (or the equivalent thereof with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

2.1.2 This Subscription Agreement has been duly authorized, validly executed and delivered by the Subscriber. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Company, this Subscription Agreement is enforceable against the Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity (the “Enforceability Exceptions”).

2.1.3 The execution, delivery and performance by the Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Subscriber or any of its subsidiaries is a party or by which the Subscriber or any of its subsidiaries is bound or to which any of the property or assets of the Subscriber or any of its subsidiaries is subject, which would reasonably be expected to materially affect the ability or legal authority of the Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of the Subscriber or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to materially affect the ability or legal authority of the Subscriber to comply in all material respects with this Subscription Agreement.

2.1.4 The Subscriber is (i) (a) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (b) an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act), in either case, satisfying the applicable requirements set forth on Schedule A, (ii) an “institutional account”, as defined in FINRA Rule 4512(c), (iii) a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iv) is acquiring the Shares only for

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its own account and not for the account of others, or if the Subscriber is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined above) and the Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. The Subscriber is not an entity formed for the specific purpose of acquiring the Shares.

2.1.5 The Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the Subscriber absent an effective registration statement under the Securities Act with respect to the Shares or an opinion of counsel satisfactory to the Company that such registration statement is not required and an applicable exemption from the registration requirements of the Securities Act is available, and that any certificates or book entries representing the Shares shall contain a legend to such effect. The Subscriber acknowledges that the Shares will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act. The Subscriber understands and agrees that the Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, the Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

2.1.6 The Subscriber understands and agrees that the Subscriber is purchasing the Shares directly from the Company. The Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to the Subscriber by the Company or any of their respective officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company expressly set forth in this Subscription Agreement.

2.1.7 As of the date of this Subscription Agreement, the Subscriber represents and warrants that (i) it is not a Benefit Plan Investor as contemplated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (ii) its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law, to the extent such laws are applicable to the Subscriber.

2.1.8 In making its decision to purchase the Shares, the Subscriber has relied solely upon its own independent investigation. The Subscriber acknowledges and agrees that the Subscriber has received and has had an adequate opportunity to review such financial and other information as the Subscriber deems necessary in order to make an investment decision with respect to the Shares and made its own assessment and is satisfied concerning the relevant

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tax and other economic considerations relevant to the Subscriber’s investment in the Shares. The Subscriber acknowledges it has conducted its own investigation of the Company and the Shares. Without limiting the generality of the foregoing, the Subscriber acknowledges that it has reviewed the documents provided to the Subscriber by the Company. The Subscriber represents and agrees that the Subscriber and the Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Subscriber and the Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The Subscriber acknowledges that the information provided to the Subscriber is preliminary and subject to change, and that any changes to such information, including, without limitation, any changes based on updated information or changes in terms of the Transaction, shall in no way affect the Subscriber’s obligation to purchase the Shares hereunder.

2.1.9 The Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Subscriber has sought such accounting, legal and tax advice as the Subscriber has considered necessary to make an informed investment decision.

2.1.10 Based on its own independent review and together with any professional advisor(s) the Subscriber deemed appropriate, the Subscriber represents and acknowledges that the Subscriber has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Subscriber and that the Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Subscriber’s investment in the Company. The Subscriber acknowledges specifically that a possibility of total loss exists.

2.1.11 The Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

2.1.12 The Subscriber represents and warrants that the Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or otherwise currently the subject or target of any sanctions administered by OFAC, the U.S. Department of State or other applicable Governmental Entity (ii) owned or controlled by, or acting on behalf of, a person that is named on the OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the Donetsk People’s Republic region of Ukraine, the Luhansk People’s Republic region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Subscriber agrees to

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use reasonable best efforts to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Subscriber is permitted to do so under applicable law. The Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List. The Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the Subscriber and used to purchase the Shares (or the shares of Company Series B Preferred Stock to be exchanged for the Shares) were legally derived.

2.1.13 To the extent the Subscriber is one of the covered persons identified in Rule 506(d)(1), the Subscriber represents that no disqualifying event described in Rule 506(d)(1)(i-viii) of the Securities Act (a “Disqualification Event”) is applicable to the Subscriber or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Subscriber hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Subscriber or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 2.1.11, “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Subscriber’s securities for purposes of Rule 506(d) of the Securities Act.

2.1.14 The Subscriber agrees that, from the date of this Subscription Agreement until the Closing or the earlier termination of this Subscription Agreement, none of the Subscriber, its controlled affiliates, or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates or pursuant to any understanding with the Subscriber or any of its controlled affiliates will engage in any Short Sales with respect to securities of the Company prior to the Closing. For the purposes hereof, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), including through non-U.S. broker dealers or foreign regulated brokers.

2.2 Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Shares, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.2.1 The Company has been duly incorporated and is validly existing as a corporation in good standing under the Delaware General Corporation Law (the “DGCL”), with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

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2.2.2 When issued and delivered to the Subscriber in accordance with the terms of the Business Combination Agreement and registered with the Company’s transfer agent, the Shares will be duly authorized, validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s organizational documents then in effect or under the DGCL.

2.2.3 This Subscription Agreement has been duly authorized, executed and delivered by the Company and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Subscriber, is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by the Enforceability Exceptions.

2.2.4 The execution, delivery and performance of this Subscription Agreement (including compliance by the Company with all of the provisions hereof), issuance and sale of the Shares and the consummation of the certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Material Adverse Effect”) or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with this Subscription Agreement.

2.2.5 Neither the Company, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act.

2.2.6 Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act) in connection with the offer or sale of any of the Shares.

2.2.7 Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 2.1, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Subscriber in the manner contemplated by this Subscription Agreement.

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2.2.8 The Company has provided the Subscriber an opportunity to ask questions regarding the Company and made available to the Subscriber all the information reasonably available to the Company that the Subscriber has requested for deciding whether to acquire the Shares.

2.2.9 No Disqualification Event is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3) of the Securities Act is applicable. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 of the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1) of the Securities Act.

2.2.10 As of the date of this Subscription Agreement, there are no pending or, to the knowledge of the Company, threatened, actions, which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to enter into and perform its obligations under this Subscription Agreement. As of the date hereof, there is no unsatisfied judgment or any open injunction binding upon the Company which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to enter into and perform its obligations under this Subscription Agreement.

3. Settlement Date and Delivery.

3.1 Closing. The closing of the Subscriptions contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the closing date of the Transaction. At Closing, the Company shall deliver the PIPE Shares to the Company in book-entry form. The Series B Preferred Stock shall be cancelled in accordance with the terms and provisions of the Business Combination Agreement.

3.2 Mutual Conditions to Closing.

The parties’ obligations to effect the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by each party hereto, on or prior to the Closing, of each of the following conditions:

3.2.1 No suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred.

3.2.2 No governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby.

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3.3 Conditions to Closing of the Company.

The Company’s obligations to sell and issue the PIPE Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by the Company, on or prior to the Closing, of each of the following conditions:

3.3.1 All representations and warranties of the Subscriber contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing, other than (A) those representations and warranties qualified by materiality or similar qualification, which shall be true and correct in all respects as of the Closing, and (B) those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects (or, if qualified by materiality or similar qualification, all respects) as of such date, in each case without giving effect to the consummation of the Transaction. Consummation of the Closing shall constitute a reaffirmation by the Subscriber of each of the representations, warranties and agreements contained in this Subscription Agreement as of the Closing.

3.3.2 The Subscriber shall have performed or complied in all material respects with all agreements and covenants required by this Subscription Agreement.

3.3.3 All conditions precedent to the consummation of the Transaction set forth in the Business Combination Agreement shall have been satisfied or, solely in the discretion of the parties thereto in accordance with the terms thereof, waived (other than those conditions that, by their nature, may only be satisfied at the consummation of the Transaction, but subject to satisfaction of such conditions as of the consummation of the Transaction).

3.4 Conditions to Closing of the Subscriber.

The Subscriber’s obligation to purchase the PIPE Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by the Subscriber, on or prior to the Closing, of each of the following conditions:

3.4.1 All representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects at and as of the Closing, other than (A) those representations and warranties qualified by materiality or similar qualification, which shall be true and correct in all respects as of the Closing, and (B) those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects (or, if qualified by materiality or similar qualification, all respects) as of such date, in each case without giving effect to the consummation of the Transaction. Consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements contained in this Subscription Agreement as of the Closing.

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3.4.2 The Company shall have performed or complied with all agreements and covenants required by this Subscription Agreement; except where the failure of such performance, satisfaction or compliance would not result, individually or in the aggregate, in a material adverse effect on the ability of the Company to issue the Shares or complete the Transaction.

3.4.3 (i) All conditions precedent to the consummation of the Transaction set forth in the Business Combination Agreement shall have been satisfied or waived by the party entitled to the benefit thereof under the Business Combination Agreement (other than those conditions that may only be satisfied at the consummation of the Transaction, but subject to satisfaction or waiver by such party of such conditions as of the consummation of the Transaction) and (ii) the Transaction will be consummated immediately following the Closing.

4. Termination.

4.1 This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms or (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement; provided, that, subject to the limitations set forth in Section 8, nothing herein will relieve any party or any affiliate of such party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify the Subscriber of the termination of the Business Combination Agreement promptly after the termination of such agreement.

5. Miscellaneous.

5.1 Further Assurances; Reliance; Additional Information.

5.1.1 Each of the Subscriber and the Company shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described herein.

5.1.2 The Subscriber acknowledges that the Company and others are entitled to rely upon this Subscription Agreement, including the acknowledgments, understandings, agreements, representations and warranties made by the Subscriber contained in this Subscription Agreement and any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Subscriber. Prior to the Closing, the Subscriber agrees to promptly notify the Company if any of its acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. Each of the Subscriber and the Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

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5.1.3 The Company may request from the Subscriber such additional information as the Company may deem necessary to evaluate the eligibility of the Subscriber to acquire the Shares, and the Subscriber shall promptly provide such information as may be reasonably requested, in each case to the extent within the Subscriber’s possession and control or otherwise readily available to the Subscriber.

5.2 Expenses. Except as set forth in the Business Combination Agreement or otherwise provided herein, each of the parties hereto will pay its own costs and expenses (including legal, financial advisory, consulting and accounting fees and expenses) incurred at any time in connection with this Subscription Agreement and the transactions contemplated herein.

5.3 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to the Subscriber, to such address or addresses set forth on the signature page hereto;

(ii) if to the Company, to:

Mudrick Capital Acquisition Corporation II

527 Madison Avenue, 6th Floor

New York, New York 10022

Attention: John O’Callaghan

with a required copy (which copy shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Jackie Cohen

Email: jackie.cohen@weil.com

and

BC Cyan Investment Holdings Inc.

c/o Bain Capital Private Equity, LP

200 Clarendon Street

10

Boston, MA 02116

Attention: David Humphrey; Ryan Cotton; David Hutchins

with a required copy (which copy shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Peter Seligson

Email: peter.seligson@kirkland.com

5.4 Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

5.5 Modifications and Amendments. This Subscription Agreement may not be amended, modified or supplemented except by an instrument in writing, signed by the Company and the Subscriber. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

5.6 Waivers and Consents. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Subscription Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

5.7 Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the Subscriber hereunder (other than the Shares, if any, acquired hereunder) may be transferred or assigned without the written consent of the Company and then only in accordance with this Subscription Agreement; provided, that the Subscriber may assign its rights, interests or obligations hereunder to any fund or account managed by the same investment manager as Subscriber or an affiliate of Subscriber, without the prior consent of the Company, so long as (i) such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by the Subscriber, the assignee(s) shall become the Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of the Subscriber provided for herein to the extent of such assignment and (ii) no assignment shall relieve the Subscriber of any of its obligations or liabilities hereunder. Any purported assignment in violation of this Section 6.7 shall be null and void and of no force or effect.

5.8 Benefit. Except as otherwise provided herein (including the next sentence hereof), this Subscription Agreement is intended for the benefit of the parties hereto and their respective affiliates and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

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5.9 Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

5.10 Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware; provided, that if the Court of Chancery of Delaware declines jurisdiction or if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in, and each of the parties irrevocably consents to the exclusive jurisdiction and venue of, the U.S. District Court for the District of Delaware; provided, further, that if the U.S. District Court for the District of Delaware declines jurisdiction or if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the Delaware state courts, such legal proceeding shall be heard in, and each of the parties irrevocably consents to the exclusive jurisdiction and venue of, the Delaware state courts located in Wilmington, Delaware (together with the U.S. District Court for the District of Delaware and the Court of Chancery of the State of Delaware, the “Chosen Courts”), in connection with any matter based upon or arising out of this Subscription Agreement and each other document executed in connection with the Transaction, and the consummation thereof, and agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons. Each party hereto hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum, or (v) the venue of such legal proceeding is improper. Each party hereto hereby agrees not to commence or prosecute any such action, claim, cause of action or suit other than before the Chosen Courts, nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit to any court other than the Chosen Courts, whether on the grounds of inconvenient forum or otherwise. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by the laws of the State of Delaware, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.3, and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 5.10, a party hereto may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE

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WAIVED, EACH OF THE PARTIES AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE TRANSACTION, AND THE CONSUMMATION THEREOF, AND FOR ANY COUNTERCLAIM RELATING THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE TRANSACTION, AND THE CONSUMMATION THEREOF. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

5.11 Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

5.12 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

5.13 Specific Performance. The parties hereto agree that each of the parties would suffer irreparable damage if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms, or this Subscription Agreement was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that each of the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 5.10, this being in addition to any other remedy to which any party hereto is entitled at law, in equity, in contract, in tort or otherwise, including money damages. The parties hereto further agree (i) to waive any requirement for the security or

13

posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 5.13 is unenforceable, invalid, contrary to applicable law or inequitable for any reason, and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. The parties acknowledge and agree that this Section 5.13 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

5.14 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transaction, all representations, warranties, covenants and agreements of the parties hereto as set forth herein shall survive the consummation of the Transaction and remain in full force and effect.

5.15 No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the other party hereto. Each of the parties hereto agrees to indemnify and hold the other party hereto harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

5.16 Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

5.17 Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by email transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

5.18 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “ without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

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5.19 Mutual Drafting. This Subscription Agreement is the joint product of the Subscriber and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

6. Disclosure. The Subscriber hereby acknowledges that the terms of this Subscription Agreement will be disclosed by the Company in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on or after the date hereof and a form of this Subscription Agreement will be filed with the SEC as an exhibit thereto.

7. Legend Removal. If requested by the Subscriber, the Company shall use its commercially reasonable efforts to (i) cause the removal of the restrictive legends from any Shares upon being sold under a registration statement filed by the Company registering the resale of the Shares or in accordance with Rule 144 promulgated under the Securities Act following the time of sale of such Shares, and (ii) cause its legal counsel to deliver an opinion, if necessary, to the transfer agent in connection with the instruction under subclause (i) to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, in each case upon the receipt of customary representations and other documentation, if any, from the Subscriber as reasonably requested by the Company, its counsel or the transfer agent, establishing that restrictive legends are no longer required. The Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, of Shares to the Company (or its successor) upon request to assist the Company in making the determination described above.

8. Trust Account Waiver. The Subscriber acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. Subscriber further acknowledges that, as described in the Company’s prospectus relating to its initial public offering dated December 7, 2020 (the “Prospectus”) available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of Company’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Company, its public shareholders and the underwriters of Company’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Subscriber, on behalf of itself and its representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account, in each case, as a result of, or arising out of, this Subscription Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

COMPANY:

MUDRICK CAPITAL ACQUISITION
CORPORATION II

By:	/s/ John O’Callaghan
	Name:	John O’Callaghan
	Title:	Corporate Secretary

Accepted and agreed this 10th day of June, 2022.

[Signature Page to Subscription Agreement]

SUBSCRIBER:

Signature of the Subscriber:		Signature of Joint Subscriber, if applicable:

By:	/s/ David Humphrey	By:
Name: David Humphrey		Name:
Title: Managing Director		Title:

Date: June 10, 2022

Name of the Subscriber:		Name of Joint Subscriber, if applicable:

BC Cyan Holdings LP
(Please Print. Please indicate name and
capacity of person signing above)

(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered

(if different from the name of the Subscriber listed directly above):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

[Signature Page to Subscription Agreement]

City, State, Zip:

Attn:

Telephone No.: __________________________

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “QIB”)).

2.	☐ We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	ACCREDITED INVESTOR STATUS (Please check all applicable subparagraphs):

1.

☐ We are an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by the Subscriber

and constitutes a part of the Subscription Agreement.

Rule 501(a) under the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the Company reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Subscriber and under which the Subscriber accordingly qualifies as an “accredited investor.”

Initials

☐ Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

☐ Any insurance company as defined in Section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐ Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

☐ Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, and with total assets in excess of $5,000,000;

This page should be completed by the Subscriber

and constitutes a part of the Subscription Agreement.

Initials

☐ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act; or

☐ Any entity in which all of the equity owners are “accredited investors.”

This page should be completed by the Subscriber

and constitutes a part of the Subscription Agreement.

Exhibit 10.3

June 10, 2022

Mudrick Capital Acquisition Corporation II

527 Madison Avenue, 6th Floor

New York, NY 10022

RE:	Sponsor Agreement

Reference is made to that certain Agreement and Plan of Merger (the “Merger Agreement”), to be dated as of the date hereof, by and among BC Cyan Investment Holdings Inc., a Delaware corporation (the “Company”), Mudrick Capital Acquisition Corporation II, a Delaware corporation (“Buyer”), Titan Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Buyer, and Titan Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Buyer. This letter agreement (this “Letter Agreement”) is being entered into and delivered by Buyer and Mudrick Capital Acquisition Holdings II LLC, a Delaware limited liability company (the “Sponsor”), in connection with the transactions contemplated by the Merger Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer, the Sponsor and each of the undersigned individuals, each of whom is a member of the Buyer’s board of directors and/or management team (each, an “Insider” and collectively, the “Insiders”) hereby agree as follows:

1.

The Sponsor represents and warrants that it holds all of the issued and outstanding shares of Class B common stock, par value $0.0001 per share, of Buyer (the “Buyer Class B Common Stock”), as of the date of this Letter Agreement. As of the date hereof, there are 7,906,250 shares of Buyer Class B Common Stock issued and outstanding.

2.

The Sponsor hereby unconditionally and irrevocably agrees: (i) that, during the period commencing on the date hereof and ending on the earlier of the Closing and the valid termination of the Merger Agreement pursuant to Article XI thereof, at any duly called meeting of the stockholders of Buyer (or any adjournment or postponement thereof), and in any action by written consent of the stockholders of Buyer requested by Buyer’s board of directors or undertaken as contemplated by the transactions contemplated by the Merger Agreement, the Sponsor shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause all of its shares of Buyer Common Stock to be counted as present thereat for purposes of establishing a quorum, and it shall vote or consent (or cause to be voted or consented), in person or by proxy, all of its shares of Buyer Common Stock (a) in favor of the adoption of the Merger Agreement and approval of the transactions contemplated thereby (including the First Merger and the Second Merger) and all other Buyer Stockholder Matters (and any actions required in furtherance thereof) and (b) against any proposal that would materially impede or delay the transactions contemplated by the Merger Agreement, and (ii) not to redeem, elect to redeem or tender or submit any shares of Buyer Common Stock owned by it for redemption in connection with the transactions contemplated by and approved under the Merger Agreement or in connection with any amendment of the Existing Buyer Certificate of Incorporation to extend the date by which Buyer may enter into a business combination transaction, except to the extent expressly contemplated by the Merger Agreement.

3.

Subject to the satisfaction or waiver of each of the conditions to Closing set forth in Sections 10.01 and 10.02 of the Merger Agreement, effective immediately prior to the Closing, the Sponsor hereby acknowledges and agrees that each share of Buyer Class B Common Stock held by the Sponsor shall automatically convert into one (1) share of Buyer Common Stock such that the 7,906,250 shares of Buyer Class B Common Stock will convert into 7,906,250 shares of Buyer Common Stock upon consummation of the Transactions, and the Sponsor and each Insider hereby waive and shall refrain from asserting or perfecting any right to adjustment of the conversion ratio with respect to the Buyer Class B Common Stock owned by such party set forth in the Existing Buyer Certificate of Incorporation or otherwise.

4.

The Sponsor hereby acknowledges that it has read the Merger Agreement and this Letter Agreement and has had the opportunity to consult with its tax and legal advisors. The Sponsor shall be bound by and comply with Section 9.03 (Exclusivity) and Section 9.05 (Confidentiality; Publicity) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if the Sponsor was an original signatory to the Merger Agreement with respect to such provisions, mutatis mutandis.

5.	Termination of Founder Shares Lock-up Period. The Sponsor, the Buyer and each Insider hereby agree that:

a)

Section 7(a) of the Letter Agreement, dated December 7, 2020, by and among Buyer, its officers, its directors and the Sponsor (the “Sponsor Letter Agreement”) shall be amended and restated in its entirety as follows:

“7. (a) Reserved.”

b)	Section 7(b) of the Sponsor Letter Agreement shall be amended and restated in its entirety as follows:

“7. (b) Reserved.”

c)	Section 7(c) of the Sponsor Letter Agreement shall be amended and restated in its entirety as follows:

“7. (c) Reserved.”

d)	Section 19 of the Sponsor Letter Agreement shall be amended and restated in its entirety as follows:

“This Letter Agreement shall terminate on the earlier of (i) the completion of an initial Business Combination and (ii) the liquidation of the Company.”

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Provided that, for the avoidance of doubt, upon valid termination of the Merger Agreement in accordance with its terms prior to the First Effective Time, the provisions of this Section 5 shall have no further force and effect and the above sections of the Sponsor Letter Agreement shall be reinstated in their entirety as though this Letter Agreement was never executed.

6.

Subject to the terms and conditions of this Letter Agreement, Buyer and the Sponsor agree to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Letter Agreement.

7.

During the period commencing on the date hereof and ending on the earlier of the Closing and the valid termination of the Merger Agreement pursuant to Article XI thereof, the Sponsor agrees not to (a) transfer any shares of Buyer Common Stock or private placement warrants or (b) deposit any shares of Buyer Common Stock into a voting trust or enter into a voting agreement or any similar agreement, arrangement or understanding with respect to the shares of Buyer Common Stock or grant any proxy (except as otherwise provided herein), consent or power of attorney with respect thereto (other than pursuant to this Letter Agreement); provided, that the Sponsor may transfer any such shares of Buyer Common Stock or private placement warrants to any Affiliate or member of the Sponsor, if, and only if, the transferee of such shares of Buyer Common Stock evidences in a writing reasonably satisfactory to Buyer and the Company such transferee’s agreement to be bound by and be subject to the terms and provisions hereof to the same effect as the Sponsor and no such assignment shall relieve Sponsor of its obligations hereunder (or under the Merger Agreement); and provided, further, that the Sponsor can enter into agreements to transfer shares of Buyer Common Stock and/or private placement warrants to third-party holders of Buyer Common Stock in connection with incentivizing such parties not to redeem their shares of Buyer Common Stock in connection with the consummation of the transactions contemplated by the Merger Agreement or any amendment of Existing Buyer Certificate of Incorporation to extend the date by which Buyer may enter into a business combination transaction, and Buyer shall use commercially reasonable efforts to keep the Company reasonably informed with respect to Sponsor’s discussions with third-party holders of Buyer Common Stock regarding, and in advance of, such transfer or the related execution of any such agreement.

8.

During the period commencing on the date hereof and ending on the earlier of the Closing and the valid termination of the Merger Agreement pursuant to Article XI thereof, the Sponsor agrees that any shares of Buyer Common Stock that the Sponsor purchases or otherwise hereinafter acquires, or with respect to which the Sponsor otherwise acquires sole or shared voting power after the execution of this Letter Agreement and prior to the earlier of the Closing and the valid termination of the Merger Agreement pursuant to Article XI thereof, shall be subject to the terms and conditions of this Letter Agreement to the same extent as if they were owned by the Sponsor as of the date hereof.

9.	The Sponsor hereby represents and warrants to Buyer as follows:

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(a) The Sponsor has the full power and authority to make, enter into and carry out the terms of this Letter Agreement. This Letter Agreement has been duly and validly executed and delivered by the Sponsor and constitutes a valid and binding agreement of the Sponsor enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.

(b) As of the date hereof, the Sponsor is the owner of 7,906,250 shares of Buyer Class B Common Stock and 11,237,500 Buyer Warrants, free and clear of any and all Liens, other than those (i) created by this Letter Agreement, the Existing Buyer Certificate of Incorporation and the Buyer IPO Agreements or (ii) arising under applicable securities Laws, and the Sponsor does not own any other capital stock or other voting securities, or any rights to purchase or acquire any shares of capital stock or other equity securities of, Buyer. For purposes of this Letter Agreement, the “Buyer IPO Agreements” shall mean the agreements set forth on Annex A attached hereto, each of which were entered into in connection with the initial public offering of Buyer.

(c) The execution and delivery of this Letter Agreement by the Sponsor does not, and the performance by the Sponsor of the obligations under this Letter Agreement and the compliance by the Sponsor with any provisions hereof do not and will not: (i) conflict with or violate any Law applicable to the Sponsor, (ii) contravene or conflict with, or result in any violation or breach of, any provision of any Organizational Document of the Sponsor, or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the shares of Buyer Common Stock owned by the Sponsor pursuant to any Contract to which the Sponsor is a party or by which the Sponsor is bound, except, in the case of clauses (i), (ii) or (iii), as would not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Sponsor to perform its obligations hereunder or to consummate the transactions contemplated hereby.

10.

The Company is an express third-party beneficiary of this Letter Agreement entitled to the rights and benefits hereunder and to directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) the provisions hereof as if it was a party hereto. No amendment, assignment, modification, waiver or termination of this Letter Agreement or any rights or obligations hereunder may occur without the prior written consent of the Company.

11.

This Letter Agreement, together with the Merger Agreement and the other agreements referenced herein to the extent referenced herein and the Buyer IPO Agreements, constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, relating to the subject matter hereof; provided that upon the Effective Time to the extent any terms, conditions or provisions of any of the Transaction Agreements conflicts or is inconsistent with any terms, conditions or provisions of any of the Buyer IPO Agreements with respect to the rights or obligations of Buyer or Sponsor, the terms, conditions and provisions of the Transaction Agreements, as applicable, shall prevail and supersede to the extent of such conflict or inconsistency.

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12.

No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto (including, for the avoidance of doubt, the Company in accordance with Section 10 of this Letter Agreement), and any purported assignment in violation of the foregoing shall be null and void ab initio. This Letter Agreement shall be binding on the parties hereto and their respective successors and assigns.

13.

This Letter Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Letter Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Letter Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any principles of conflicts of law. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. This Letter Agreement may be executed in two or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

14.

Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent in the same manner as provided in the Merger Agreement, with (a) notices to Buyer and the Company, as applicable, being sent to the addresses set forth therein, as applicable, in each case with all copies as required thereunder, and (b) notices to the Sponsor being sent to:

Mudrick Capital Acquisition Holdings II LLC

527 Madison Avenue, 6th Floor

New York, NY 10022

Attention: Secretary of Managing Member

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Jackie Cohen

Email: jackie.cohen@weil.com.

15.

This Letter Agreement shall automatically terminate, and have no further force and effect, upon the earlier of (a) the Closing and (b) valid termination of the Merger Agreement pursuant to Article XI thereof prior to the First Effective Time.

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Please indicate your agreement to the terms of this Letter Agreement by signing where indicated below.

Very truly yours,

MUDRICK CAPITAL ACQUISITION HOLDINGS II LLC

By: MUDRICK CAPITAL MANAGEMENT, L.P., its managing member

By:	/s/ John O’Callaghan
Name:	John O’Callaghan
Title:	Corporate Secretary

Acknowledged and agreed

as of the date of this Letter Agreement:

MUDRICK CAPITAL ACQUISITION CORPORATION II

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Chief Executive Officer

By:	/s/ Victor Danh
Name:	Victor Danh

By:	/s/ Matthew Pietroforte
Name:	Matthew Pietroforte

By:	/s/ Glenn Springer
Name:	Glenn Springer

By:	/s/ Dennis Stogsdill
Name:	Dennis Stogsdill

[SIGNATURE PAGE TO LETTER AGREEMENT]

By:	/s/ Scott Kasen
Name:	Scott Kasen

By:	/s/ Dr. Brian Kushner
Name:	Dr. Brian Kushner

[SIGNATURE PAGE TO LETTER AGREEMENT]

ANNEX A

Buyer IPO Agreements

•	Letter Agreement, dated December 7, 2020, by and among Buyer, its officers, its directors and the Sponsor.

•	Warrant Agreement, dated December 7, 2020, by and between Buyer and Continental Stock Transfer & Trust Company, as warrant agent.

•	Registration Rights Agreement, dated December 7, 2020, by and between Buyer, the Sponsor and Jefferies LLC.

•	Private Placement Warrant Purchase Agreement, dated December 7, 2020, by and between Buyer and the Sponsor.

•	Administrative Support Agreement, dated December 7, 2020, by and between Buyer and the Sponsor.